As filed with the Securities and Exchange Commission on

                                February 28, 2001

                           Registration No. 333-14845
             ======================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------

                         Post-Effective Amendment No. 8

                                       to

                                    Form S-6

                                 ---------------

              For Registration under the Securities Act of 1933 of
               Securities of Unit Investment Trusts Registered on
                                   Form N-8B-2
                                ----------------

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                           (Exact Name of Registrant)
                                ----------------

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                                   (Depositor)
                                 5900 "O" Street
                             Lincoln, Nebraska 68510
                                ----------------

                                DONALD R. STADING
                          Secretary and General Counsel
                    Ameritas Variable Life Insurance Company
                                 5900 "O" Street
                             Lincoln, Nebraska 68510
                                -----------------

    Title of Securities Being Registered: Securities of Unit Investment Trust
                      ------------------------------------

          It is proposed that this filing will become effective:

          ___  Immediately  upon filing  pursuant to paragraph  (b) of Rule 485.

          ___  On ______________ pursuant to paragraph (b) of Rule 485.

          ___  60 days after filing pursuant to paragraph (a)(1) of Rule 485.

           X   On May 1, 2001 pursuant to paragraph (a)(1) of Rule 485.
          ---

                     RECONCILIATION AND TIE BETWEEN ITEMS IN FORM N-8B-2
                               AND THE PROSPECTUS

ITEM NO. OF
FORM N-8B-2   CAPTION IN PROSPECTUS

      1       Cover Page
      2       Cover Page
      3       Not Applicable
      4       Distribution of the Policies
      5       Ameritas Variable Life Insurance Company Separate Account V
      6       Ameritas Variable Life Insurance Company Separate Account V
      7       Not Required
      8       Not Required
      9       Legal Proceedings
     10       Summary; Addition, Deletion of  Substitution  of Investments;
              Policy  Benefits; Policy Rights; Payment  and Allocation of
              Premiums; General Provisions; Voting Rights
     11       Summary; The Funds
     12       Summary; The Funds
     13       Summary; The Funds - Charges and Deductions
     14       Summary; Payment and Allocation of Premiums
     15       Summary; Payment and Allocation of Premiums
     16       Summary; The Funds
     17       Summary, Policy Rights
     18       The Funds
     19       General Provisions; Voting Rights
     20       Not Applicable
     21       Summary; Policy Rights, Loan Benefits; General Provisions
     22       Not Applicable
     23       Safekeeping of the Separate Account's Assets
     24       General Provisions
     25       Ameritas Variable Life Insurance Company
     26       Not Applicable
     27       Ameritas Variable Life Insurance Company
     28       Executive Officers and Directors of AVLIC; Ameritas Variable Life
              Insurance Company
     29       Ameritas Variable Life Insurance Company
     30       Not Applicable
     31       Not Applicable
     32       Not Applicable
     33       Not Applicable
     34       Not Applicable
     35       Not Applicable
     36       Not Required
     37       Not Applicable
     38       Distribution of the Policies
     39       Distribution of the Policies
     40       Distribution of the Policies
     41       Distribution of Policies

ITEM NO. OF
FORM N-8B-2         CAPTION IN PROSPECTUS


     42       Not Applicable
     43       Not Applicable
     44       Cash Value, Payment and Allocation of Premium
     45       Not Applicable
     46       The Funds; Cash Value
     47       The Funds
     48       State Regulation of AVLIC
     49       Not Applicable
     50       The Separate Account
     51       Cover Page; Summary; Policy Benefits; Payment and Allocation of
              Premiums, Charges and Deductions
     52       Addition, Deletion or Substitution of Investments
     53       Summary; Federal Tax Matters
     54       Not Applicable
     55       Not Applicable
     56       Not Required
     57       Not Required
     58       Not Required
     59       Financial Statements

                                   AMERITAS VARIABLE LIFE INSURANCE COMPANY LOGO


PROSPECTUS

OVERTURE APPLAUSE! II - A FLEXIBLE PREMIUM
VARIABLE UNIVERSAL LIFE                                          5900 "O" STREET
INSURANCE POLICY ISSUED BY                            P.O. BOX 82550/LINCOLN, NE
AMERITAS VARIABLE LIFE INSURANCE COMPANY
68501

OVERTURE APPLAUSE! II is a flexible premium variable universal life insurance Policy ("Policy") issued by Ameritas Variable Life Insurance Company ("AVLIC"). Like traditional life insurance policies, an APPLAUSE! II Policy provides Death Benefits to Beneficiaries and gives you, the Policy Owner, the opportunity to increase the Policy's value. Unlike traditional policies, APPLAUSE! II lets you vary the frequency and amount of premium payments rather than follow a fixed premium payment schedule. It also lets you change the level of Death Benefits as often as once each year.


An APPLAUSE! II Policy is different from traditional life insurance policies in another important way: you select how Policy premiums will be invested. Although each Policy Owner is guaranteed a minimum Death Benefit, the value of the Policy, as well as the actual Death Benefit, will vary with the performance of investments you select. The Investment Options available through APPLAUSE! II include investment portfolios managed by American Century Investment Management, Inc., Ameritas Investment Corp., Calvert Asset Management Company, Inc., Fidelity Management & Research Company, Fred Alger Management, Inc., Invesco Funds Group, Inc., Massachusetts Financial Services Company, Morgan Stanley Dean Witter Investment Management Inc., Salomon Brothers Asset Management Inc, Summit Investment Partners, Inc., and EQSF Advisers, Inc. Each of these portfolios has its own investment objective and policies. These are described in the prospectuses for each investment portfolio, which must accompany this APPLAUSE! II prospectus. You may also choose to allocate premium payments to the Fixed Account managed by AVLIC.

An APPLAUSE! II Policy will be issued after AVLIC accepts a prospective Policy Owner's application. Generally, an application must specify a minimum Death Benefit of $50,000. An APPLAUSE! II Policy, once purchased, may generally be canceled within 10 days after you receive it.


This APPLAUSE! II prospectus is designed to assist you in understanding the opportunity and risks associated with the purchase of an APPLAUSE! II Policy. Prospective Policy Owners are urged to read the prospectus carefully and retain it for future reference.

This prospectus includes a summary of the most important features of the APPLAUSE! II Policy, information about AVLIC, a list of the investment portfolios to which you may allocate payments, as well as a detailed description of the APPLAUSE! II Policy. The appendix to the prospectus includes tables designed to illustrate how values and Death Benefits may change with the investment experience of the Investment Options. This prospectus must be accompanied by a prospectus for each of the investment portfolios available through APPLAUSE! II.

Although the APPLAUSE! II Policy is designed to provide life insurance, an APPLAUSE! II Policy is considered to be a security. It is not a deposit with, an obligation of, or guaranteed or endorsed by any banking institution, nor is it insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. The purchase of an APPLAUSE! II Policy involves investment risk, including the possible loss of principal. For this reason, APPLAUSE! II may not be suitable for all individuals. It may not be advantageous to purchase an APPLAUSE! II Policy as a replacement for another type of life insurance or as a way to obtain additional insurance protection if the purchaser already owns another flexible premium variable universal life insurance policy.

The  Securities   and  Exchange   Commission   ("SEC")   maintains  a  web  site
(http://www.sec.gov) that contains other information regarding registrants that file electronically with the Securities and Exchange Commission.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AUTHORITY HAS APPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                   May 1, 2001


                                  APPLAUSE! II

TABLE OF CONTENTS                                                         PAGE

DEFINITIONS....................................................................3
SUMMARY........................................................................6
AVLIC, THE SEPARATE ACCOUNT AND THE FUNDS.....................................13
   Ameritas Variable Life Insurance Company...................................13
   The Separate Account.......................................................13
   Performance Information....................................................14
   The Funds - Investment Strategies and Objectives...........................14
   Addition, Deletion or Substitution of Investments..........................17
   Fixed Account..............................................................17
POLICY BENEFITS...............................................................17
   Purposes of the Policy.....................................................17
   Death Benefit Proceeds.....................................................18
   Death Benefit Options......................................................18
   Methods of Affecting Insurance Protection..................................20
   Duration of the Policy.....................................................20
   Accumulation Value.........................................................20
   Net Cash Surrender Value Bonus.............................................21
   Benefits at Maturity.......................................................21
   Payment of Policy Benefits.................................................22
POLICY RIGHTS.................................................................22
   Loan Benefits..............................................................22
   Surrenders.................................................................23
   Partial Withdrawals........................................................24
   Transfers..................................................................24
   Systematic Programs........................................................25
   Free-Look Privilege........................................................25
   Exchange Privilege.........................................................25
PAYMENT AND ALLOCATION OF PREMIUMS............................................26
   Issuance of a Policy.......................................................26
   Premiums...................................................................26
   Allocation of Premiums and Accumulation Value..............................27
   Policy Lapse and Reinstatement.............................................27

CHARGES AND DEDUCTIONS........................................................28
   Deductions from Premium Payments (Percent of Premium Charge)...............28
   Charges from Accumulation Value............................................29
   Surrender Charge...........................................................30
   Partial Withdrawal Charge..................................................31
   Transfer Charge............................................................31
   Daily Charges Against The Separate Account.................................31

GENERAL PROVISIONS............................................................32
DISTRIBUTION OF THE POLICIES..................................................34
FEDERAL TAX MATTERS...........................................................35
SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS..................................38
THIRD PARTY SERVICES..........................................................38
VOTING RIGHTS.................................................................38
STATE REGULATION OF AVLIC.....................................................39
EXECUTIVE OFFICERS AND DIRECTORS OF AVLIC.....................................39
LEGAL MATTERS.................................................................41
LEGAL PROCEEDINGS.............................................................41
EXPERTS.......................................................................41
ADDITIONAL INFORMATION........................................................41
FINANCIAL STATEMENTS..........................................................41
AMERITAS VARIABLE LIFE INSURANCE COMPANY SEPARATE ACCOUNT V................F-I-1
AMERITAS VARIABLE LIFE INSURANCE COMPANY..................................F-II-1
APPENDICES...................................................................A-1

     The Policy, certain Funds, and/or certain riders are not available in all States.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESPERSON, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.


                                  APPLAUSE! II

DEFINITIONS

ACCRUED EXPENSE CHARGES - Any Monthly Deductions that are due and unpaid.


ACCUMULATION VALUE - The total amount that the Policy provides for investment at any time. It is equal to the total of the Accumulation Value held in the Separate Account, the Fixed Account, and any Accumulation Value held in the General Account, which secures Outstanding Policy Debt.


ADMINISTRATIVE EXPENSE CHARGE - A charge, which is part of the Monthly Deduction, to cover the cost of administering the Policy.

ASSET-BASED ADMINISTRATIVE EXPENSE CHARGE - A daily charge that is deducted from the overall assets of the Separate Account to provide for expenses of ongoing administrative services to the Policy Owners as a group.

ATTAINED AGE - The Issue Age of the Insured plus the number of complete Policy Years that the Policy has been in force.

AVLIC ("WE, US, OUR") - Ameritas Variable Life Insurance Company, a Nebraska stock company. AVLIC's Home Office is located at 5900 "O" Street, P.O. Box 82550, Lincoln, NE 68501.

BENEFICIARY - The person or persons to whom the Death Benefit Proceeds are payable upon the death of the Insured. (See the sections on Beneficiary and Change of Beneficiary.)

CONTINGENT DEFERRED ADMINISTRATIVE CHARGE - An administrative charge for the underwriting, issuance and initial administration of the Policy that is deducted upon Surrender of the Policy. This charge is part of the Surrender Charge.


CONTINGENT DEFERRED SALES CHARGE - A sales charge, calculated based on a percentage of premiums received, that is deducted upon Surrender of the Policy. This charge is part of the Surrender Charge.


COST OF INSURANCE - A charge deducted monthly from the Accumulation Value to provide the life insurance protection. The Cost of Insurance is calculated with reference to an annual Cost of Insurance Rate. This rate is based on the Insured's sex, Issue Age, Policy duration, Specified Amount, and risk class. The Cost of Insurance is part of the Monthly Deduction.

DEATH BENEFIT - The amount of insurance coverage provided under the selected Death Benefit option of the Policy.

DEATH BENEFIT PROCEEDS - The proceeds payable to the Beneficiary upon receipt by AVLIC of Satisfactory Proof of Death of the Insured while the Policy is in force. It is equal to: (l) the Death Benefit; (2) plus additional life insurance proceeds provided by any riders; (3) minus any Outstanding Policy Debt; (4) minus any Accrued Expense Charges, including the Monthly Deduction for the month of death.

FIXED ACCOUNT - An account that is a part of AVLIC's General Account to which all or a portion of Net Premiums and transfers may be allocated for accumulation at fixed rates of interest.

GENERAL ACCOUNT - The General Account of AVLIC includes all of AVLIC's assets except those assets segregated into separate accounts, such as the Separate Account.

GRACE PERIOD - A 61 day period from the date written notice of lapse is mailed to the Policy Owner's last known address. If the Policy Owner makes a payment during the Grace Period such that the Net Cash Surrender Value of the Policy is sufficient to pay the Monthly Deduction, the Policy will not lapse.

GUARANTEED DEATH BENEFIT (IN MARYLAND, "GUARANTEED DEATH BENEFIT TO PREVENT LAPSE") PERIOD - The number of years the Guaranteed Death Benefit provision will apply. The period will vary based upon the Insured's Issue Age and rating class. The period ranges from 3 to 25 years, and may be restricted as a result of state law. In Massachusetts, state policy restricts the period to no greater than five years. This benefit is provided without an additional Policy charge.

GUARANTEED DEATH BENEFIT PREMIUM - A specified premium which, if paid in advance on a monthly prorated basis, will keep the Policy in force during the Guaranteed Death Benefit Period so long as other Policy provisions are met, even if the Net Cash Surrender Value is zero or less.

                                  APPLAUSE! II

INSURED - The person whose life is insured under the Policy.

INVESTMENT OPTIONS - Refers to the Subaccounts and/or the Fixed Account offered under this Policy.

ISSUE AGE - The age of the Insured at the Insured's birthday nearest the Policy Date.

ISSUE DATE - The date that all financial, contractual and administrative requirements have been met and processed for the Policy.

MATURITY BENEFIT - The amount payable to the Policy Owner, if the Insured is living, on the Maturity Date. The Maturity Benefit is the Accumulation Value less any Outstanding Policy Debt.

MATURITY DATE - The date AVLIC pays any Maturity Benefit to the Policy Owner, if the Insured is still living.

MONTHLY ACTIVITY DATE - The same date in each succeeding month as the Policy Date, unless the Monthly Activity Date falls on a date other than a Valuation Date, the Monthly Activity Date will be the next Valuation Date.

MONTHLY DEDUCTION - The deductions taken from the Accumulation Value on the Monthly Activity Date. These deductions are equal to: (1) the current Cost of Insurance; (2) the Administrative Expense Charge; and (3) rider charges, if any.

MORTALITY AND EXPENSE RISK CHARGE - a daily charge that is deducted from the overall assets of the Separate Account to provide for the risk that mortality and expense costs may be greater than expected.

NET CASH SURRENDER VALUE - The Accumulation Value of the Policy on any Valuation Date (including for this purpose, the date of Surrender), less any Surrender Charges and any Outstanding Policy Debt.

NET POLICY FUNDING - Net Policy Funding is the sum of all premiums paid, less any partial withdrawals and less any Outstanding Policy Debt.

NET PREMIUM - Premium paid less the Percent of Premium Charge.

OUTSTANDING POLICY DEBT - The sum of all unpaid Policy loans and accrued interest on Policy loans.

PERCENT OF PREMIUM CHARGE - The amount deducted from each premium received to cover certain expenses, expressed as a percentage of the premium. This charge may include a Sales Load Charge and/or a Premium Charge for Taxes.
(See the section on Deductions From Premium Payment.)

PLANNED PERIODIC PREMIUMS - A selected schedule of equal premiums payable at fixed intervals. The Policy Owner is not required to follow this schedule, nor does following this schedule ensure that the Policy will remain in force unless the payments meet the requirements of the Guaranteed Death Benefit.

POLICY - The flexible premium variable universal life insurance Policy offered by AVLIC and described in this prospectus.

POLICY ANNIVERSARY DATE - The same day as the Policy Date for each year the Policy remains in force.

POLICY DATE - The effective date for all coverage provided in the application. The Policy Date is used to determine Policy Anniversary Dates, Policy Years and Monthly Activity Dates. Policy Anniversaries are measured from the Policy Date. The Policy Date and the Issue Date will be the same unless: (1) an earlier Policy Date is specifically requested, or (2) there are additional premiums or application amendments at time of delivery. (See the section on Issuance of a Policy.)

POLICY OWNER ("YOU, YOUR") - The owner of the Policy, as designated in the application or as subsequently changed. If a Policy has been absolutely assigned, the assignee is the Policy Owner. A collateral assignee is not the Policy Owner.

POLICY YEAR - The period from one Policy Anniversary Date until the next Policy Anniversary Date. A "Policy Month" is measured from the same date in each succeeding month as the Policy Date.

                                  APPLAUSE! II

PREMIUM CHARGE FOR TAXES - This charge, which is part of the Percent of Premium Charge, represents the amount AVLIC considers necessary to pay all premium taxes imposed by the states and their subdivisions and to defray the tax cost due to capitalizing certain Policy acquisition expenses as required under applicable federal tax laws. AVLIC does not expect to derive a profit from the Premium Charge for Taxes.

SALES LOAD CHARGE - This charge, which is part of the Percent of Premium Charge, is designed to compensate AVLIC for expenses associated with distributing the Policy; no Sales Load Charge is currently in effect.

SATISFACTORY PROOF OF DEATH - Means all of the following must be submitted: (1) A certified copy of the death certificate; (2) A Claimant Statement; (3) The Policy; and (4) Any other information that AVLIC may reasonably require to establish the validity of the claim.

SEPARATE ACCOUNT - This term refers to Ameritas Variable Life Insurance Company Separate Account V, a separate investment account established by AVLIC to receive and invest the Net Premiums paid under the Policy and allocated by the Policy Owner to the Separate Account. The Separate Account is segregated from the General Account and all other assets of AVLIC.

SPECIFIED AMOUNT - The minimum Death Benefit under the Policy, as selected by the Policy Owner.


SUBACCOUNT - A subdivision of the Separate Account. Each Subaccount invests exclusively in the shares of a specified portfolio of the Funds.


SURRENDER - The termination of the Policy before the Maturity Date during the Insured's life for the Net Cash Surrender Value.

SURRENDER CHARGE - This charge is assessed against the Accumulation Value of the Policy if the Policy is Surrendered on or before the 14th Policy Anniversary Date or, in the case of an increase in the Specified Amount, on or before the 14th anniversary of the increase. The Surrender Charge is comprised of the Contingent Deferred Administrative Charge and the Contingent Deferred Sales Charge.

VALUATION DATE - Any day on which the New York Stock Exchange is open for trading.

VALUATION PERIOD - The period between two successive Valuation Dates, commencing at the close of the New York Stock Exchange ("NYSE") on one Valuation Date and ending at the close of the NYSE on the next succeeding Valuation Date.


                                  APPLAUSE! II

SUMMARY

The following summary of prospectus information and diagram of the Policy should be read along with the detailed information found elsewhere in this prospectus. Unless stated otherwise, this prospectus assumes that the Policy is in force and that there is no Outstanding Policy Debt.

                                DIAGRAM OF POLICY

                                PREMIUM PAYMENTS
                       You can vary amount and frequency.


                            DEDUCTIONS FROM PREMIUMS
            Premium Charge for Taxes -- currently 3.5% (maximum 5.0%)
        Front-end Sales Load Charge -- currently no charge (maximum 2.5%
                               of each premium).


                                   NET PREMIUM

The Net Premium may be invested in the Fixed Account or in the Separate Account which offers 39 different Subaccounts. The Subaccounts invest in the corresponding portfolios of American Century Variable Portfolios, Inc., Calvert Variable Series, Inc. Ameritas Portfolios, Calvert Variable Series, Inc. Calvert Social Portfolios, Fidelity Variable Insurance Products Funds, The Alger American Fund, INVESCO Variable Investment Funds, Inc., MFS Variable Insurance Trust, The Universal Institutional Funds, Inc., Salomon Brothers Variable Series Funds Inc., Summit Mutual Funds Inc. Summit Pinnacle Series, or Third Avenue Variable Series Trust (collectively, the "Funds").

                          DEDUCTIONS FROM ACCOUNT VALUE

Monthly charge for Cost of Insurance and cost of any riders. The charge varies by the Policy duration and Specified Amount and the Issue Age, gender, and risk class of the Insured. (See the Policy Schedule for rates.)


Monthly charge for administrative expenses currently $9.00 per month the first year and $6.00 per month thereafter (maximum charge $9.00/mo).

Daily charge from the Subaccounts for mortality and expense risks and administrative expenses, at an annual rate of 0.80% for Policy Years 1-20, and 0.45% thereafter (the maximum charge for all years is 1.25%). This charge is not deducted from Fixed Account assets.

Fund expense charges, which ranged from 0.30% to 1.80% at the most recent fiscal year end, are also deducted.


The maximum Surrender Charge on a Policy we issue is $48.00 per $1,000.00 of Specified Amount.

                                 LIVING BENEFITS
You may make partial withdrawals, subject to certain restrictions. The Death Benefit will be reduced by the amount of the partial withdrawal. Partial withdrawals are subject to a maximum charge of the lesser of $50 (currently $25) or 2% of the amount withdrawn. Each year you may make up to 15 free transfers between the Investment Options. After 15 free transfers each Policy Year, AVLIC may assess a fee of $10 per transfer. Accelerated payment of up to 50% of the lowest scheduled Death Benefit is available under certain conditions to Insureds suffering from terminal illness. You may surrender the Policy at any time for its Net Cash Surrender Value. AVLIC incurs expenses immediately upon the issuance of the Policy that are recovered over a period of years. Therefore, a Policy Surrender prior to on or before the 14th anniversary date will be assessed a Surrender Charge consisting of the Contingent Deferred Sales Charge and the Contingent Deferred Administrative Charge. The charge decreases each year until no Surrender Charge is applied after the 14th Policy Year. Increases in coverage after issue will also have a Surrender Charge associated with them. (See pages 23 and 30.)

                           RETIREMENT INCOME BENEFITS
You may take loans at a net zero interest rate after ten years. Should the Policy lapse while loans are outstanding, the portion of the loan attributable to earnings will become taxable distributions. (See page 23.)

You may Surrender the Policy or make a partial withdrawal and take values as payments under one or more of five different payment options.

                                 DEATH BENEFITS
Generally, Death Benefit Income is tax free to the Beneficiary. The Beneficiary may be paid a lump sum or may select any of the five payment methods available as retirement benefits.

                                  APPLAUSE! II
                                       6

SUMMARY
The following summary is intended to highlight the most important features of an APPLAUSE! II Policy that you, as a prospective Policy Owner, should consider. You will find more detailed information in the main portion of the prospectus; cross-references are provided for your convenience. Capitalized terms are defined in the Definitions section of this prospectus. This summary and all other parts of this prospectus are qualified in their entirety by the terms of the APPLAUSE! II Policy, which is available upon request from AVLIC.

WHO IS THE ISSUER OF AN APPLAUSE! II POLICY?

AVLIC is the issuer of each APPLAUSE! II Policy. AVLIC enjoys a rating of A (Excellent) for financial strength and operating performance from A.M. Best Company, a firm that analyzes insurance carriers. This is the third highest of Best's 15 categories. AVLIC, as part of the Ameritas consolidated group, is rated AA (Very Strong) for financial insurance strength from Standard & Poor's. This is the third highest of Standard & Poor's 21 ratings. A stock life insurance company organized in Nebraska, AVLIC is a wholly owned subsidiary of AMAL Corporation which is, in turn, owned by Ameritas Life Insurance Corp. ("Ameritas Life") and AmerUs Life Insurance Company ("AmerUs Life"). Ameritas Life, AmerUs Life and AMAL Corporation guarantee the obligations of AVLIC, including the obligations of AVLIC under each APPLAUSE! II Policy; taken together, these companies have aggregate assets of over $9.8 billion as of December 31, 2000.

(See the section on Ameritas Variable Life Insurance Company.)

WHY SHOULD I CONSIDER PURCHASING AN APPLAUSE! II POLICY?
The primary purpose of an APPLAUSE! II Policy is to provide life insurance protection on the Insured named in the Policy. This means that, so long as the Policy is in force, it will provide for:

o payment of a Death Benefit, which will never be less than the Specified Amount the Policy Owner selects. (See the section on Death Benefit Options.)

o Policy loan, Surrender and withdrawal features. (See the section on Policy Rights.)

o the payment of Maturity Benefits to the Policy Owner, if living, on the Maturity Date. (See the section on Benefits at Maturity.)

An APPLAUSE! II Policy also includes an investment component. This means that, so long as the Policy is in force, you will be responsible for selecting the manner in which Net Premiums will be invested. Thus, the value of an APPLAUSE! II Policy will reflect your investment choices over the life of the Policy.

WHAT ARE THE CHARGES ASSOCIATED WITH OWNERSHIP OF AN APPLAUSE! II POLICY?
AVLIC is authorized to deduct a Percent of Premium Charge, which includes both a Sales Load Charge and a Premium Charge for Taxes. The Sales Load Charge, of up to 2.5%, may be deducted from each premium payment made on an APPLAUSE! II Policy. As of the date of this prospectus, however, this Sales Load Charge is not being applied. Certain states impose premium and other taxes in connection with insurance policies such as APPLAUSE! II. AVLIC may deduct up to 5% of each premium paid as a Premium Charge for Taxes. Currently, 3.5% is deducted for this purpose.


Charges are also deducted against the Accumulation Value to cover the Cost of Insurance under the Policy and to compensate AVLIC for administering each individual APPLAUSE! II Policy. These charges, which are part of the Monthly Deduction, are calculated and paid on each Monthly Activity Date. The Cost of Insurance is calculated based on risk factors relating to the Insured as reflected in relevant actuarial tables. The Monthly Deduction also includes a flat Administrative Expense Charge. This charge, currently fixed at $9 per policy per month for the first Policy Year and $6.00 for later Policy Years, may be increased during the life of your APPLAUSE! II Policy, up to a guaranteed $9 maximum. (See the section on Charges from Accumulation Value.)

For its services in administering the Separate Account and Subaccounts and as compensation for bearing certain mortality and expense risks, AVLIC is also entitled to receive fees. These fees are calculated daily during the first 20 years of each APPLAUSE! II Policy, at a combined current annual rate of 0.80% of the value of the net assets of the Separate Account. After the 20th Policy Anniversary Date, the combined current annual rate is expected to

                                  APPLAUSE! II
decrease to 0.45% of the daily net assets of the Separate Account. No daily fees will be deducted from the amount in the Fixed Account. The maximum fee is 1.25% of the value of the net assets of the Separate Account. (See the section on Daily Charges Against the Separate Account.)


Finally, because AVLIC incurs expenses immediately upon the issuance of an APPLAUSE! II Policy that are recovered over a period of years, an APPLAUSE! II Policy that is Surrendered on or before its 14th Policy Anniversary Date is subject to a Surrender Charge. The maximum Surrender Charge is $48 per $1000 of Specified Amount; additional Surrender Charges may apply if you increase the Specified Amount of your APPLAUSE! II Policy. Because the Surrender Charge may be significant upon early Surrender, you should purchase an APPLAUSE! II Policy only if you intend to maintain your APPLAUSE! II Policy for a substantial period. (See the section on Surrender Charge.)


FUND EXPENSE SUMMARY. The following chart shows the expenses charged in the year 2000 by each Subaccount's underlying portfolio based on that portfolio's average daily net assets. We then deduct applicable Separate Account charges from the net asset value in calculating the unit value of the corresponding Subaccount. The management fees and other expenses are more fully described in the prospectus for each underlying portfolio. Information relating to the underlying portfolios was provided by the underlying portfolios and was not independently verified by us.


                                                                                      Total
                                                                                  After waivers
    o  Subaccount's underlying                                Total    Waivers         and
       Portfolio Name                   Management   Other     Fund      and      reductions, if
                                          Fees       Fees      Fees   Reductions       any
----------------------------------------------------------------------------------------------------
ALGER (1)
o   Alger American Balanced              0.75%       0.13%     0.88%       -           0.88%
o   Alger American Leveraged AllCap      0.85%       0.05%     0.90%       -           0.90%
AMERICAN CENTURY
o   VP Income & Growth                   0.70%         -       0.70%       -           0.70%
AMERITAS PORTFOLIOS (SUBADVISOR)
o   Ameritas Growth (FRED ALGER)         0.80%       0.10%     0.90%     0.09%         0.81%
o   Ameritas Income & Growth
    (FRED ALGER)                         0.68%       0.12%     0.79%     0.09%         0.70%
o   Ameritas MidCap Growth
    (FRED ALGER)                         0.85%       0.12%     0.97%     0.11%         0.86%
o   Ameritas Small Capitalization
    (FRED ALGER)                         0.90%       0.10%     1.00%     0.08%         0.92%
o   Ameritas Micro Cap (BABSON)(2)       1.12%       0.88%     2.00%     0.50%         1.50%
o   Ameritas Money Market (CALVERT)      0.25%       0.08%     0.33%     0.05%         0.28%
o   Ameritas Emerging Growth (MFS CO.)   0.80%       0.18%     0.98%     0.11%         0.87%
o   Ameritas Growth With Income
    (MFS CO.)                            0.80%       0.46%     1.26%     0.36%         0.90%
o   Ameritas Research (MFS CO.)          0.80%       0.62%     1.42%     0.54%         0.88%
o   Ameritas Select (OAKMARK)(2)         0.92%       0.88%     1.80%     0.30%         1.50%
o   Ameritas Index 500 (STATE STREET)    0.29%       0.11%     0.40%     0.10%         0.30%
CALVERT SOCIAL (3)
o   CVS Social Balanced                  0.70%       0.19%     0.89%       -           0.89%
o   CVS Social International Equity      1.10%       0.50%     1.60%       -           1.60%
o   CVS Social Mid Cap Growth            0.90%       0.21%     1.11%       -           1.11%
o   CVS Social Small Cap Growth          1.00%       0.58%     1.58%       -           1.58%
FIDELITY
o   VIP Asset Manager                    0.53%       0.10%     0.63%       -           0.63%(4)
o   VIP Asset Manager: Growth            0.58%       0.13%     0.71%       -           0.71%(4)
o   VIP Contrafund(R)                    0.58%       0.09%     0.67%       -           0.67%(4)
o   VIP Equity-Income                    0.48%       0.09%     0.57%       -           0.57%(4)
o   VIP Growth                           0.58%       0.08%     0.66%       -           0.66%(4)
o   VIP High Income                      0.58%       0.11%     0.69%       -           0.69%
o   VIP Investment Grade Bond            0.43%       0.11%     0.54%       -           0.54%
o   VIP Overseas                         0.73%       0.18%     0.91%       -           0.91%(4)
INVESCO FUNDS (5)
o   VIF Dynamics                         0.75%       0.34%     1.09%       -           1.09%
MFS (6)
o   Global Governments                   0.75%       0.32%     1.07%     0.16%         0.91%(7)
o   New Discovery                        0.90%       0.19%     1.09%     0.03%         1.06%(7)
o   Utilities                            0.75%       0.16%     0.91%       -           0.91%

                                  APPLAUSE! II
                                        8

                                                                                      Total
                                                                                  After waivers
    o  Subaccount's underlying                                Total    Waivers         and
       Portfolio Name                   Management   Other     Fund      and      reductions, if
                                          Fees       Fees      Fees   Reductions       any
----------------------------------------------------------------------------------------------------
MORGAN STANLEY (8)
o   Emerging Markets Equity              1.25%       0.71%     1.96%     0.16%         1.80%
o   Global Equity                        0.80%       0.63%     1.43%     0.28%         1.15%
o   International Magnum                 0.80%       0.68%     1.48%     0.30%         1.18%
o   U.S. Real Estate                     0.80%       0.36%     1.16%     0.06%         1.10%
SALOMON BROTHERS (9)
o   Variable Capital                     0.85%       1.14%     1.99%     1.15%         1.00%
SUMMIT PINNACLE SERIES (10)
o   Nasdaq-100 Index                     0.35%       0.29%     0.64%       -           0.64%
o   Russell 2000 Small Cap Index         0.35%       0.39%     0.74%       -           0.74%
o   S&P MidCap 400 Index                 0.30%       0.30%     0.60%       -           0.60%
THIRD AVENUE (11)
o   Third Avenue Value                   0.90%       1.62%     2.52%     1.22%         1.30%


(1) Fred Alger Management, Inc. agreed to reimburse the portfolios to the extent that the aggregate annual expenses (excluding interest, taxes, fees for brokerage services and extraordinary expenses) exceed, respectively:
     Alger American Blaanced, 1.25%, and Alger American Leveraged AllCap, 1.50%. Included in "Other Fees" of Leveraged AllCap is 0.01% of interest expense.

(2) "Other Fees" for the Ameritas Micro Cap and Ameritas Select portfolios are based on estimates, since these are new portfolios. The portfolio investment adviser (AIC) has voluntarily agreed to reimburse each portfolio so that total annual operating expenses for each portfolio will not exceed 1.50%. The investment adviser reserves the right to terminate any waiver and/or reimbursement at any time and without notice.

(3) "Other Fees" reflect an indirect fee resulting from the portfolio's offset arrangement with the custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the portfolio's uninvested cash balances. These credits are used to reduce the Portfolio's expenses. Net operating expenses after reductions for fees paid indirectly would be as follows:
                  CVS Social Balanced                        0.86%
                  CVS Social International Equity            1.50%
                  CVS Social Mid Cap Growth                  1.02%
                  CVS Social Small Cap Growth                1.15%

(4) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. See the accompanying fund prospectus for details.

(5) The Fund's actual Other Expenses and Total Annual Fund Operating Expenses were lower than the figure shown because the custodian fees were reduced under an expense offset arrangement.

     Certain expenses of the INVESCO portfolios were absorbed voluntarily by INVESCO in order to ensure that expenses for the fund, excluding any expense offset arrangements did not exceed the "Total" stated in the table. This commitment may be changed at any time following consultation with the board of directors. After absorption, but excluding any expense offset arrangements, the Fund's Other Expenses and Total Annual Fund Operating Expenses were insignificant for the year ended December 31, 2000.

(6) Each MFS portfolio has an expense offset arrangement which reduces the portfolio's custodian fee based upon the amount of cash maintained by the portfolio with its custodian and dividend disbursing agent. Each portfolio may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the portfolio's expenses). "Other Fees" do not take into account these expense reductions and are therefore higher than the actual expenses of the portfolio. Had these reductions been taken into account, "Total (reflecting waivers and/or reimbursements, if any)" would be lower: 0.90% for MFS Utilities and MFS Global Governments funds and 1.05% for MFS New Discovery fund.

(7) MFS contractually agreed, subject to reimbursement, to bear expenses for the MFS Global Governments and MFS New Discovery funds such that the each portfolio's "Other Fees" (after taking into account the expense offset arrangement described at (7), above) do not exceed 0.15% of the average daily net assets of the portfolio during the current fiscal year. MFS Utilities portfolio has no such limitation. These contracted fee arrangements will continue until at least May 1, 2001, unless changed with the consent of the board of trustees which oversees the portfolio.

                                  APPLAUSE! II

(8)  The portfolio's  investment  adviser has  voluntarily  agreed to reduce its management fee and/or reimburse each portfolio so that total annual operating expenses for each portfolio will not exceed:
                  Emerging Markets Equity                    1.75%
                  Global Equity                              1.15%
                  International Magnum fund                  1.15%
                  U.S. Real Estate fund                      1.10%

     The investment adviser reserves the right to terminate any waiver and/or reimbursement at any time and without notice.

     In determining the actual amount of voluntary management fee waiver and/or expense reimbursement for a portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on borrowing are excluded from annual operating expenses. If these expenses were incurred, the portfolio's total expenses after voluntary fee waivers and/or expense reimbursements could exceed the expense ratios shown above.

     For the year ended December 31, 2000, after giving effect to the above voluntary management fee waiver and/or expense reimbursement, the total expenses for each portfolio, including certain investment related expenses, were as stated in the table.

(9) The manager waived all of its management fee and reimbursed the fund for certain expenses during the period ended December 31, 2000. The manager may discontinue the waiver at any time.

(10) Total operating expenses in excess of those stated for each Summit portfolio are paid by the investment adviser. The S&P MidCap 400(R) Index is a trademark of The McGraw-Hill Companies, Inc. The Nasdaq-100(R) Index is a trademark of The Nasdaq Stock Market, Inc. The Russell 2000(R) Index is a trademark of the Frank Russell Company. These trademarks have been licensed for use by Summit Mutual Funds. The Funds are not sponsored, endorsed, sold or promoted by any of the licensing organizations, and they make no representation or warranty regarding the Funds, and bear no liability with respect to the Funds.

(11) Under current arrangements, whenever, in any fiscal year, the Portfolio's normal operating expenses, including the investment advisory fee, but excluding broker commissions, exceeds 1.30% of the Portfolio's average net assets, the Advisor is obligated to reimburse the Portfolio in an amount equal to that excess.

Expense reimbursement agreements are expected to continue in future years but may be terminated at any time. As long as the expense limitations continue for a portfolio, if a reimbursement occurs, it has the effect of lowering the portfolio's expense ratio and increasing its total return.


AVLIC and its affiliates may receive administrative fees from the investment advisers of certain Funds. AVLIC currently does not assess a separate charge against the Separate Account or the Fixed Account for any federal, state or local income taxes. AVLIC may, however, make such a charge in the future if income or gains within the Separate Account will incur any federal, or any significant state or local income tax liability, or if the federal, state or local tax treatment of AVLIC changes.


HOW DOES THE INVESTMENT COMPONENT OF MY APPLAUSE! II POLICY WORK?
AVLIC has established the Separate Account, which is separate from all other assets of AVLIC, as a vehicle to receive and invest premiums received from APPLAUSE! II Policy Owners and owners of certain other variable universal life products offered by AVLIC. The Separate Account is divided into separate Subaccounts. Each Subaccount invests exclusively in shares of one of the investment portfolios available through APPLAUSE! II. Each Policy Owner may allocate Net Premiums to one or more Subaccounts, or to AVLIC's Fixed Account in the initial application. These allocations may be changed, without charge, by notifying AVLIC's Home Office. The aggregate value of your interests in the Subaccounts and the Fixed Account will represent the Accumulation Value of your APPLAUSE! II Policy. (See the section on Accumulation Value.)


WHAT INVESTMENT OPTIONS ARE AVAILABLE THROUGH THE APPLAUSE! II POLICY?
The Investment Options available through APPLAUSE! II include 39 investment portfolios, each of which is a separate series of a mutual fund managed by American Century Investment Management, Inc., Ameritas Investment Corp., Calvert Asset Management Company, Inc., Fidelity Management & Research Company, Fred Alger Management, Inc., Invesco Funds Group, Inc., Massachusetts Financial Services Company, Morgan Stanley Dean Witter Investment Management Inc., Salomon Brothers Asset Management Inc, Summit Investment Partners, Inc., and EQSF Advisers, Inc. (On December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances using the name Morgan Stanley Asset Management.) These portfolios are listed in the Fund Expense Summary above.


                                  APPLAUSE! II
                                        10

Details about the investment objectives and policies of each of the available investment portfolios, and management fees and expenses appear in the sections on The Funds - Investment Strategies and Objectives and Fund Expense Summary. In addition to the listed portfolios, you may also elect to allocate Net Premiums to AVLIC's Fixed Account. (See the section on Fixed Account).


HOW DOES THE LIFE INSURANCE COMPONENT OF AN APPLAUSE! II POLICY WORK?

An APPLAUSE! II Policy provides for the payment of a minimum Death Benefit upon the death of the Insured. The amount of the minimum Death Benefit -- sometimes referred to as the Specified Amount of your APPLAUSE! II Policy -- is chosen by you at the time your APPLAUSE! II Policy is established. However, Death Benefit Proceeds (See Definitions.) -- the actual amount that will be paid after AVLIC receives Satisfactory Proof of Death of the Insured -- will vary over the life of your APPLAUSE! II Policy, depending on which of the two available coverage options you select.


If you choose Option A, Death Benefit Proceeds payable under your APPLAUSE! II Policy will be the Specified Amount of your APPLAUSE! II Policy or the applicable percentage of its Accumulation Value, whichever is greater. If you choose Option B, Death Benefit Proceeds payable under your APPLAUSE! II Policy will be the Specified Amount of your APPLAUSE! II Policy plus the Accumulation Value of your APPLAUSE! II Policy, or if it is higher, the applicable percentage of the Accumulation Value on the date of death. In either case, the applicable percentage is established based on the age of the Insured at the date of death. (See the section on Death Benefit Options.)

If the Extended Maturity Option is in effect, the Death Benefit will be the Accumulation Value.

ARE THERE ANY RISKS INVOLVED IN OWNING AN APPLAUSE! II POLICY?
Yes. Over the life of your APPLAUSE! II Policy, the Subaccounts to which you allocate your premiums will fluctuate with changes in the stock market and overall economic factors. These fluctuations will be reflected in the
Accumulation Value of your APPLAUSE! II Policy and may result in loss of principal. For this reason, the purchase of an APPLAUSE! II Policy may not be suitable for all individuals. It may not be advantageous to purchase an APPLAUSE! II Policy to replace or augment your existing insurance arrangements. Appendix A includes tables illustrating the impact that hypothetical market returns would have on Accumulation Values under an APPLAUSE! II Policy.

WHAT IS THE PREMIUM THAT MUST BE PAID TO KEEP AN APPLAUSE! II POLICY IN FORCE? Like traditional life insurance policies, an APPLAUSE! II Policy requires the payment of periodic premiums in order to keep the Policy in force. You will be asked to establish a payment schedule before your APPLAUSE! II Policy becomes effective.

The distinction between traditional life policies and an APPLAUSE! II Policy is that an APPLAUSE! II Policy will not lapse simply because premium payments are not made according to that payment schedule. However, an APPLAUSE! II Policy will lapse, even if scheduled premium payments are made, if the Net Cash Surrender Value of your APPLAUSE! II Policy falls below zero or premiums paid do not, in the aggregate, equal the premium necessary to satisfy the Guaranteed Death Benefit. (See the section on Premiums.)

HOW ARE PREMIUMS PAID, PROCESSED AND CREDITED TO ME?
Your APPLAUSE! II Policy will be issued after a completed application is accepted, and the initial premium payment is received, by AVLIC at its Home Office. AVLIC's Home Office is located at 5900 "O" Street, P.O. Box 82550, Lincoln, NE 68501. Your initial premium will be allocated to the Money Market Subaccount for 13 days following the Issue Date, and then will be allocated to the Subaccounts and/or the Fixed Account, according to selections you made in your application. You have the right to examine your APPLAUSE! II Policy and return it for a refund for a limited time, even after the Issue Date. (See the section on Issuance of a Policy.)

You may make subsequent premium payments according to your Planned Periodic Premium schedule, although you are not required to do so. AVLIC will send premium payment notices to you, according to any schedule you select. When AVLIC receives your premium payment at its Home Office, we will deduct any applicable Percent of Premium Charge and allocate the Net Premium to the Subaccounts and/or the Fixed Account according to your selections. (See the sections on Premiums and Allocations of Premiums and Accumulation Value.)

                                  APPLAUSE! II
                                        11

As already noted, APPLAUSE! II provides you considerable flexibility in determining the frequency and amount of premium payments. This flexibility is not, however, unlimited. You should keep certain factors in mind in determining the payment schedule that is best suited to your needs. These include the amount of the Guaranteed Death Benefit Premium and/or Net Policy Funding requirement needed to keep your APPLAUSE! II Policy in force; maximum premium limitations established under the federal tax laws; and the impact that reduced premium payments may have on the Net Cash Surrender Value of your APPLAUSE! II Policy. (See the section on Premiums.)

IS THE ACCUMULATION VALUE OF MY APPLAUSE! II POLICY AVAILABLE BEFORE THE MATURITY DATE WITHOUT SURRENDER?
Yes. You may access the value of your APPLAUSE! II Policy in one of two ways. First, you may obtain a loan, secured by the Accumulation Value of your APPLAUSE! II Policy following its first Policy Anniversary. The maximum interest rate on any such loan is 6% annually; the current rate is 5.5% annually. After the tenth Policy Anniversary, you may borrow against a limited amount of the Net Cash Surrender Value of your APPLAUSE! II Policy at a maximum annual interest rate of 4%; the current rate for such loans is 3.5% annually. (See the section on Loan Benefits.)

You may also access the value of your APPLAUSE! II Policy by making a partial withdrawal. A partial withdrawal is not subject to Surrender Charges, but is subject to a maximum charge not to exceed the lesser of $50 or 2% of the amount withdrawn (currently, the partial withdrawal charge is the lesser of $25 or 2%). (See the section on Partial Withdrawals.)

WHEN DOES MY APPLAUSE! II POLICY TERMINATE?
You may terminate your APPLAUSE! II Policy by Surrendering the Policy during the lifetime of the Insured for its Net Cash Surrender Value. As noted above, your APPLAUSE! II Policy will terminate if you fail to pay required premiums or maintain sufficient Net Cash Surrender Value to cover Policy charges. (See the sections on Surrenders and Premiums.)

Finally, your APPLAUSE! II Policy will terminate on its Maturity Date if the named Insured is living on that date unless you have elected the Extended Maturity Option. The Maturity Date is the Policy Anniversary nearest to the Insured's 100th birthday. On the Maturity Date, AVLIC will pay to you, the Policy Owner, an amount--referred to as the Maturity Benefit--equal to the Accumulation Value of your APPLAUSE! II Policy, less any Outstanding Policy Debt. (See the section on Benefits at Maturity.)

                                  APPLAUSE! II
                                        12

AVLIC, THE SEPARATE ACCOUNT AND THE FUNDS

AMERITAS VARIABLE LIFE INSURANCE COMPANY

Ameritas Variable Life Insurance Company ("AVLIC") is a stock life insurance company organized in the State of Nebraska. AVLIC was incorporated on June 22, 1983 and commenced business December 29, 1983. AVLIC is currently licensed to, sell life insurance in 47 states, and the District of Columbia. AVLIC's financial statements may be found at page F-II-1.

AVLIC is a wholly owned subsidiary of AMAL Corporation, a Nebraska stock company. AMAL Corporation is a joint venture of Ameritas Life Insurance Corp. ("Ameritas Life"), a Nebraska stock life insurance company, which owns a majority interest in AMAL Corporation; and AmerUs Life Insurance Company ("AmerUs Life"), an Iowa stock life insurance company, which owns a minority interest in AMAL Corporation. The Home Offices of both AVLIC and Ameritas Life are at 5900 "O" Street, P.O. Box 82550, Lincoln, Nebraska 68501 ("Home Office"). AVLIC's telephone number is 800-745-1112 and its website address is www.overturelife.com.

On April 1, 1996 Ameritas Life consummated an agreement with AmerUs Life whereby AVLIC became a wholly owned subsidiary of a newly formed holding company, AMAL Corporation. Under terms of the agreement AMAL Corporation is 66% owned by Ameritas Life and 34% owned by AmerUs Life. AmerUs Life has options to purchase an additional interest in AMAL Corporation if certain conditions are met. There are no other owners of 5% or more of the outstanding voting securities of AVLIC.


Ameritas Life and its subsidiaries had total assets at December 31, 2000 of over $4.9 billion. AmerUs Life had total assets as of December 31, 2000 of over $4.9 billion.

AVLIC has a rating of A (Excellent) for financial strength and operating performance from A.M. Best Company, a firm that analyzes insurance carriers. This is the third highest of Best's 15 categories. AVLIC, as part of the Ameritas consolidated group, is rated AA (Very Strong) for financial insurance strength from Standard & Poor's. This is the third highest of Standard & Poor's 21 ratings. Ameritas Life enjoys a long standing A+ (Superior) rating from A.M. Best, the second highest of Best's ratings.


Ameritas Life, AmerUs Life and AMAL Corporation guarantee the obligations of AVLIC. This guarantee will continue until AVLIC is recognized by a national rating agency as having a financial rating equal to or greater than Ameritas Life, or until AVLIC is acquired by another insurance company which has a financial rating by a national rating agency equal to or greater than Ameritas Life and which agrees to assume the guarantee. AmerUs Life will be relieved of its obligations under the guarantee if it sells its interest in AMAL Corporation to another insurance company, which has a financial rating by a national rating agency equal to or greater than that of AmerUs Life, and the purchaser assumes the guarantee.

Ameritas Investment Corp. ("AIC"), the principal underwriter of the Policies, may publish in advertisements and reports to Policy Owners, the ratings and other information assigned to Ameritas Life and AVLIC by one or more independent rating services. Published material may also include charts and other information concerning dollar cost averaging, portfolio rebalancing, earnings sweep, tax-deference, asset allocation, diversification, long term market trends, index performance, and other investment methods and programs. The purpose of the ratings is to reflect the financial strength of AVLIC. The ratings do not relate to the performance of the Separate Account.

THE SEPARATE ACCOUNT
Ameritas Variable Life Insurance Company Separate Account V ("Separate Account") was established under Nebraska law on August 28, 1985. The assets of the Separate Account are held by AVLIC segregated from all of AVLIC's other assets, are not chargeable with liabilities arising out of any other business which AVLIC may conduct, and are not affected by income, gains, or losses of AVLIC. Although the assets maintained in the Separate Account will not be charged with any liabilities arising out of AVLIC's other business, all obligations arising under the Policies are liabilities of AVLIC who will maintain assets in the Separate Account of a total market value at least equal to the reserve and other contract liabilities of the Separate Account. The Separate Account will at all times contain assets equal to or greater than Accumulation Values invested in the Separate Account. Nevertheless, to the

                                  APPLAUSE! II
                                        13
extent assets in the Separate Account exceed AVLIC's liabilities in the Separate Account, the assets are available to cover the liabilities of AVLIC's General Account. AVLIC may, from time to time, withdraw assets available to cover the General Account obligations.

The Separate Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any SEC supervision of the management or investment policies or practices of the Separate Account. For state law purposes, the Separate Account is treated as a Division of AVLIC.

PERFORMANCE INFORMATION

Performance information for the Subaccounts of the Separate Account and the Funds available for investment by the Separate Account may appear in advertisements, sales literature, or reports to Policy Owners or prospective purchasers. AVLIC may also provide a hypothetical illustration of Accumulation Value, Net Cash Surrender Value and Death Benefit using historical investment returns of the Funds for a sample Insured based on assumptions as to age, sex, and other Policy specific assumptions.


AVLIC may also provide individualized hypothetical illustrations of Accumulation Value, Net Cash Surrender Value and Death Benefit based on historical investment returns of the Funds. These illustrations will reflect deductions for Fund expenses and Policy and the Separate Account charges, including the Monthly Deduction, Percent of Premium Charge, and the Surrender Charge. These hypothetical illustrations will be based on the actual historical experience of the Funds as if the Subaccounts had been in existence and a Policy issued for the same periods as those indicated for the Funds.


THE FUNDS - INVESTMENT STRATEGIES AND OBJECTIVES

There are currently 39 Subaccounts in the Separate Account available for Policy Owners to make new allocations. The Separate Account Subaccount underlying portfolios listed below are designed primarily as investments for variable annuity and variable life insurance policies issued by insurance companies. They are not publicly traded mutual funds available for direct purchase by you. THERE IS NO ASSURANCE THE INVESTMENT OBJECTIVES WILL BE MET.

This information is just a summary for each underlying portfolio. You should read the series fund prospectus for an underlying portfolio for more information about that portfolio.

---------------------------------- ---------------------------------------- --------------------------------------
Separate Account

             Portfolio                      Investment Strategy                    Investment Objective
---------------------------------- -------------------------------------------------------------------------------
ALGER                                                Offered through THE ALGER AMERICAN FUND
                                                      Advised by FRED ALGER MANAGEMENT, INC.
---------------------------------- -------------------------------------------------------------------------------
                                   Common stock of companies with
                                   growth potential and fixed-income        Current Income and long-term capital
Alger American Balanced            securities.                              growth
---------------------------------- ---------------------------------------- --------------------------------------
Alger American Leveraged AllCap    Common stocks of companies with
                                   growth potential.                        Long-term capital growth
---------------------------------- -------------------------------------------------------------------------------
AMERICAN CENTURY                            Offered through AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
                                             Advised by AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
---------------------------------- -------------------------------------------------------------------------------
VP Income & Growth                 Common stocks of U.S. companies.         Long-term capital growth.  Income
                                                                            is secondary.
---------------------------------- -------------------------------------------------------------------------------
AMERITAS PORTFOLIOS                     Offered through CALVERT VARIABLE SERIES, INC. AMERITAS PORTFOLIOS
         (SUBADVISOR)                                  Advised by AMERITAS INVESTMENT CORP.
---------------------------------- -------------------------------------------------------------------------------
AMERITAS GROWTH                    Common stocks of large U.S.
        (FRED ALGER)               companies with broad product lines,
                                   markets, financial resources and
                                   depth of management.                     Long-term capital growth.
---------------------------------- ---------------------------------------- --------------------------------------
AMERITAS INCOME & GROWTH           Dividend paying equity securities,       High level of dividend income, with
         (FRED ALGER)              preferably with growth potential.        capital growth as a secondary goal.
---------------------------------- ---------------------------------------- --------------------------------------
                                   Common stocks of midsize U.S.
AMERITAS MIDCAP GROWTH             companies with promising growth
         (FRED ALGER)              potential.                               Long-term capital growth.
---------------------------------- ---------------------------------------- --------------------------------------
                                   Common stocks of small, fast-growing
AMERITAS SMALL CAPITALIZATION      U.S. companies that offer innovative
         (FRED ALGER)              products, services or technologies       Long-term capital growth.
                                   to a rapidly expanding marketplace.

                                  APPLAUSE! II
                                        14

---------------------------------- ---------------------------------------- --------------------------------------
Separate Account

             Portfolio                      Investment Strategy                    Investment Objective
---------------------------------- ---------------------------------------- --------------------------------------
AMERITAS MICRO CAP (BABSON)        Common stocks of small size U.S.         Long-term capital growth.
                                   companies.
---------------------------------- ---------------------------------------- --------------------------------------
AMERITAS MONEY MARKET (CALVERT)    Money market securities of domestic
                                   and foreign issuers.                     Current income.
---------------------------------- ---------------------------------------- --------------------------------------
AMERITAS EMERGING GROWTH           Common stocks of emerging growth
         (MFS CO.)                 companies or related securities,         Long-term capital growth.
                                   including foreign securities.
---------------------------------- ---------------------------------------- --------------------------------------
                                   Common stocks of companies or
                                   related securities, including
AMERITAS GROWTH WITH INCOME        foreign securities, to seek to
         (MFS CO.)                 provide income equal to 90% of the       Current income, long-term growth of
                                   S&P 500 Composite Index dividend         capital and income.
                                   yield.
---------------------------------- ---------------------------------------- --------------------------------------
                                   Common stocks and related securities
                                   of companies with favorable
                                   prospects for long-term growth,
AMERITAS RESEARCH (MFS CO.)        attractive valuations, dominant or       Long-term capital growth and future
                                   growing market share, and superior       income.
                                   management.
---------------------------------- ---------------------------------------- --------------------------------------
AMERITAS SELECT (OAKMARK)          Common stocks of U.S. companies.         Long-term capital growth.
---------------------------------- ---------------------------------------- --------------------------------------
AMERITAS INDEX 500 (STATE STREET)  Common stocks of U.S. companies on       Results that correspond to the S&P
                                   the S&P 500 Index.                       500 Index company common stocks.
---------------------------------- -------------------------------------------------------------------------------
CALVERT SOCIAL                       Offered through CALVERT VARIABLE SERIES, INC. CALVERT SOCIAL PORTFOLIOS
                                               Advised by CALVERT ASSET MANAGEMENT COMPANY ("CAMCO")
---------------------------------- -------------------------------------------------------------------------------
CVS Social Balanced                Mostly large-cap growth oriented
                                   common stock of U.S. companies, with
                                   some bonds and money market              Income and capital growth through
                                   instruments.                             social criteria screened investments.
---------------------------------- ---------------------------------------- --------------------------------------

CVS SOCIAL INTERNATIONAL EQUITY    Common stocks of mid to large cap        High total return through social
                                   companies.                               criteria screened investments.
---------------------------------- ---------------------------------------- --------------------------------------

CVS SOCIAL MID CAP GROWTH          Common stocks of mid size companies.     Long-term capital growth through
                                                                            social criteria screened investments.
---------------------------------- ---------------------------------------- --------------------------------------
CVS SOCIAL SMALL CAP GROWTH        Common stocks of small cap companies.    Long-term capital growth through
                                                                            social criteria screened investments.
---------------------------------- -------------------------------------------------------------------------------
FIDELITY (INITIAL CLASS)                          Offered through VARIABLE INSURANCE PRODUCTS
                                               Advised by FIDELITY MANAGEMENT AND RESEARCH COMPANY
---------------------------------- -------------------------------------------------------------------------------
VIP Asset Manager                  Allocated investments among stocks,
                                   bonds and short-term/money market        High total return with reduced risk
                                   investments.                             over the long-term.
---------------------------------- ---------------------------------------- --------------------------------------
                                   Allocated investments among stocks,
VIP ASSET MANAGER: GROWTH          bonds and short-term/money market
                                   investments.                             High total return.
---------------------------------- ---------------------------------------- --------------------------------------

                                   Common stocks of companies whose
VIP CONTRAFUND(R)                  value is not fully recognized by the
                                   public.                                  Long-term capital growth.

---------------------------------- ---------------------------------------- --------------------------------------
VIP EQUITY-INCOME                  Income producing equity securities.      Reasonable income.
---------------------------------- ---------------------------------------- --------------------------------------
VIP GROWTH                         Common stocks of companies with
                                   above average growth potential.          Capital growth.
---------------------------------- ---------------------------------------- --------------------------------------
                                   High yielding fixed-income
VIP HIGH INCOME                    securities, while also considering
                                   growth of capital.                       High level of current income.
---------------------------------- ---------------------------------------- --------------------------------------
                                   U.S. Dollar-denominated                  High level of current income as is
VIP INVESTMENT GRADE BOND          investment-grade bonds (medium and       consistent with preservation of
                                   high quality).                           capital.
---------------------------------- ---------------------------------------- --------------------------------------
VIP OVERSEAS                       Securities of foreign companies,
                                   diversified across countries and         Long-term capital growth.
                                   regions.
---------------------------------- -------------------------------------------------------------------------------
INVESCO FUNDS                                Offered through INVESCO VARIABLE INVESTMENT FUNDS, INC.
                                                       Advised by INVESCO FUNDS GROUP, INC.
---------------------------------- -------------------------------------------------------------------------------
VIF DYNAMICS                       Common stocks of mid size companies.     Long-term capital growth.
---------------------------------- -------------------------------------------------------------------------------
MFS TRUST                                          Offered through MFS VARIABLE INSURANCE TRUST
                                               Advised by MASSACHUSETTS FINANCIAL SERVICES COMPANY
---------------------------------- -------------------------------------------------------------------------------
GLOBAL GOVERNMENTS                 U.S. and foreign government              Income and capital growth.
                                   securities, corporate bonds, and
                                   mortgage-backed and asset-backed
                                   securities.
---------------------------------- ---------------------------------------- --------------------------------------
                                   Common stocks of smaller cap
NEW DISCOVERY                      emerging growth companies that are       Capital growth.
                                   early in their life cycles.
---------------------------------- ---------------------------------------- --------------------------------------
UTILITIES                          Equity and debt securities of U.S.       Capital growth and current income.
                                   and foreign companies (including
                                   emerging markets) in the utility
                                   industry.

                                  APPLAUSE! II
                                        15

---------------------------------- ---------------------------------------- --------------------------------------
Separate Account

             Portfolio                      Investment Strategy                    Investment Objective

---------------------------------- ---------------------------------------- --------------------------------------
                                               Offered through THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
MORGAN STANLEY                                      Advised by MORGAN STANLEY ASSET MANAGEMENT
---------------------------------- -------------------------------------------------------------------------------
EMERGING MARKETS EQUITY            Growth oriented equity securities of
                                   issuers in emerging market countries.    Long-term capital growth.
---------------------------------- ---------------------------------------- --------------------------------------
                                   Equity securities of issuers
GLOBAL EQUITY                      throughout the world, including U.S.
                                   issuers.                                 Long-term capital growth.
---------------------------------- ---------------------------------------- --------------------------------------
                                   Equity securities of non-U.S.
INTERNATIONAL MAGNUM               issuers domiciled in "EAFE"
                                   countries.                               Long-term capital growth.
---------------------------------- ---------------------------------------- --------------------------------------

U.S. REAL ESTATE                   Equity securities of companies in
                                   the U.S. real estate industry,
                                   including real estate investment         Above average current income and
                                   trusts ("REITS").                        long-term capital growth.

---------------------------------- -------------------------------------------------------------------------------
                                           Offered through SALOMON BROTHERS VARIABLE SERIES FUNDS INC.
SALOMON BROTHERS                                Advised by SALOMON BROTHERS ASSET MANAGEMENT, INC.
---------------------------------- -------------------------------------------------------------------------------
VARIABLE CAPITAL                   Common stocks of U.S. companies of       Capital Appreciation.
                                   all sizes.
---------------------------------- ---------------------------------------- --------------------------------------
                                         Offered through SUMMIT MUTUAL FUNDS INC. SUMMIT PINNACLE SERIES
SUMMIT PINNACLE SERIES                             Advised by SUMMIT INVESTMENT PARTNERS, INC.
---------------------------------- -------------------------------------------------------------------------------
NASDAQ-100 INDEX                   Common stocks of U.S. companies in       Results that correspond to the
                                   the Nasdaq-100 Index.                    Nasdaq-100 Index company common stocks.
---------------------------------- ---------------------------------------- --------------------------------------
                                   Common stocks of U.S. companies in       Results that correspond to the
RUSSELL 2000 SMALL CAP INDEX       the Russell 2000 Index.                  Russell 2000 Index company common
                                                                            stocks.
---------------------------------- ---------------------------------------- --------------------------------------
S & P MID CAP 400 INDEX            Common stocks of U.S. companies in       Results that correspond to the S&P
                                   the S&P MidCap 400 Index.                400 MidCap Index company common
                                                                            stocks.
---------------------------------- -------------------------------------------------------------------------------
                                          Offered through THIRD AVENUE VARIABLE SERIES TRUST SERIES FUND
THIRD AVENUE                                              Advised by EQSF ADVISERS, INC.
---------------------------------- -------------------------------------------------------------------------------

THIRD AVENUE VALUE                 Common stocks of smaller companies       Long-term capital growth.
                                   with strong balance sheets, which
                                   the manager considers undervalued.

---------------------------------- ---------------------------------------- --------------------------------------

Each Fund is registered with the SEC under the Investment Company Act of 1940 as an open-end management investment company. While AIC and CAMCO, AVLIC affiliates, are advisers to certain portfolios, AVLIC does not have control over any of the Funds or their investments. The assets of each portfolio of the Funds are held separately from the assets of the other portfolios. Thus, each portfolio operates as a separate investment portfolio, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio. YOU SHOULD PERIODICALLY CONSIDER YOUR ALLOCATION AMONG THE SUBACCOUNTS IN LIGHT OF CURRENT MARKET CONDITIONS AND THE INVESTMENT RISKS OF INVESTING IN THE FUNDS' VARIOUS PORTFOLIOS.

The investments in the Funds may be managed by Fund managers which manage one or more other mutual funds that have similar names, investment objectives, and investment styles as the Funds. You should be aware that the Funds are likely to differ from the other mutual funds in size, cash flow pattern, and tax matters. Thus, the holdings and performance of the Funds can be expected to vary from those of the other mutual funds.

The Separate Account will purchase and redeem shares from the portfolios at the net asset value. Shares will be redeemed to the extent necessary for AVLIC to collect charges, pay the Surrender Values, partial withdrawals, and make Policy loans or to transfer assets among Investment Options as you requested. Any dividend or capital gain distribution received is automatically reinvested in the corresponding Subaccount.

Since each of the Funds is designed to provide investment vehicles for variable annuity and variable life insurance contracts of various insurance companies and will be sold to separate accounts of other insurance companies as investment vehicles for various types of variable life insurance policies and variable annuity contracts, there is a possibility that a material conflict may arise between the interests of the Separate Account and one or more of the separate accounts of another participating insurance company. In the event of a material conflict, the affected insurance companies agree to take any necessary steps, including removing their separate accounts from the Funds, to resolve the matter. The risks of such mixed and shared funding are described further in the prospectuses of the Funds.
                                  APPLAUSE! II

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS
AVLIC reserves the right, subject to applicable law, to add, delete, combine, or substitute investments in the Separate Account if, in our judgment, marketing needs, tax considerations, or investment conditions warrant. This may happen due to a change in law or a change in a Fund's objectives or restrictions, or for some other reason. AVLIC may operate the Separate Account as a management company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other AVLIC separate accounts. AVLIC may also transfer the assets of the Separate Account to another separate account. If necessary, we will notify the SEC and/or state insurance authorities and will obtain any required approvals before making these changes.

If any changes are made, AVLIC may, by appropriate endorsement, change the Policy to reflect the changes. In addition, AVLIC may, when permitted by law, restrict or eliminate any voting rights of Policy Owners or other persons who have voting rights as to the Separate Account. AVLIC will determine the basis for making any new Subaccounts available to existing Policy Owners.

You will be notified of any material change in the investment policy of any Fund in which you have an interest.

FIXED ACCOUNT
You may elect to allocate all or a portion of your Net Premium payments to the Fixed Account, and you may also transfer monies between the Separate Account and the Fixed Account. (See the section on Transfers.)

Payments allocated to the Fixed Account and transferred from the Separate Account to the Fixed Account are placed in AVLIC's General Account. The General Account includes all of AVLIC's assets, except those assets segregated in AVLIC's separate accounts. AVLIC has the sole discretion to invest the assets of the General Account, subject to applicable law. AVLIC bears an investment risk for all amounts allocated or transferred to the Fixed Account, plus interest credited, less any deduction for charges and expenses. The Policy Owner bears the investment risk that the Declared Rate, described below, will fall to a lower rate after the expiration of a Declared Rate period. Because of exemptions and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 (the "1933 Act"), nor is the General Account registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account nor any interest in it is generally subject to the provisions of the 1933 or 1940 Act. We understand that the staff of the SEC has not reviewed the disclosures in this prospectus relating to the Fixed Account portion of the Policy; however, these disclosures may be subject to generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements made in prospectuses.

AVLIC guarantees that it will credit interest at a declared rate of at least 3.5%. AVLIC may, at its discretion, set a higher declared rate(s). Each month AVLIC will establish the declared rate for the Policies with a Policy Date or Policy Anniversary Date that month. Each month is assumed to have 30 days, and each year to have 360 days for purposes of crediting interest on the Fixed Account. The Policy Owner will earn interest on the amounts transferred or allocated to the Fixed Account at the declared rate effective for the month in which the Policy was issued, which rate is guaranteed for the remainder of the first Policy Year. During later Policy Years, all amounts in the Fixed Account will earn interest at the declared rate in effect in the month of the last Policy Anniversary. Declared interest rates may increase or decrease from previous periods, but will not fall below 3.5%. AVLIC reserves the right to change the declaration practice, and the period for which a declared rate will apply.

POLICY BENEFITS

The rights and benefits under the Policy are summarized in this prospectus; however prospectus disclosure regarding the Policy is qualified in its entirety by the Policy itself, a copy of which is available upon request from AVLIC.

PURPOSES OF THE POLICY
The Policy is designed to provide the Policy Owner with both lifetime insurance protection to the Policy Anniversary nearest the Insured's 100th birthday and flexibility in the amount and frequency of premium payments and with the level of life insurance proceeds payable under the Policy.

                                  APPLAUSE! II

You are not required to pay scheduled premiums to keep the Policy in force. You may, subject to certain limitations, vary the frequency and amount of premium payments. You also may adjust the level of Death Benefits payable under the Policy without having to purchase a new Policy by increasing (with evidence of insurability) or decreasing the Specified Amount. An increase in the Specified Amount will increase the Guaranteed Death Benefit Premium required. If the Specified Amount is decreased, however, the Guaranteed Death Benefit Premium will not decrease. Thus, as insurance needs or financial conditions change, you have the flexibility to adjust life insurance benefits and vary premium payments.


The Death Benefit may, and the Accumulation Value will, vary with the investment experience of the chosen Subaccounts of the Separate Account. Thus the Policy Owner benefits from any appreciation in value of the underlying assets, but bears the investment risk of any depreciation in value. As a result, whether or not a Policy continues in force may depend in part upon the investment experience of the chosen Subaccounts. The failure to pay a Planned Periodic Premium will not necessarily cause the Policy to lapse, but the Policy could lapse even if Planned Periodic Premiums have been paid, depending upon the investment experience of the Separate Account. If the Guaranteed Death Benefit Premiums are satisfied by Net Policy Funding, AVLIC will keep the Policy in force during the Guaranteed Death Benefit Period and provide a Death Benefit. In certain instances, this Net Policy Funding will not, after the payment of Monthly Deductions, generate positive Net Cash Surrender Values.

DEATH BENEFIT PROCEEDS

As long as the Policy remains in force, AVLIC will pay the Death Benefit Proceeds of the Policy upon Satisfactory Proof of Death, according to the Death Benefit option in effect at the time of the Insured's death. The amount of the Death Benefits Proceeds payable will be determined at the end of the valuation period during which the Insured's death occurred. The Death Benefit Proceeds may be paid in a lump sum or under one or more of the payment options set forth in the Policy. (See the section on Payment Options.)


Death Benefit Proceeds will be paid to the surviving Beneficiary or Beneficiaries you specified in the application or subsequently changed. If you do not choose a Beneficiary, the proceeds will be paid to you, as the Policy Owner, or to your estate.

DEATH BENEFIT OPTIONS

The Policy provides two Death Benefit options, unless the Extended Maturity Option is in effect. If the Extended Maturity Option is in effect, the Death Benefit will be the same as the Accumulation Value. Extension of the Maturity Date may result in adverse tax consequences. (See the section on Benefits at Maturity.) The Policy Owner selects one of the Death Benefit options in the application. The Death Benefit under either option will never be less than the current Specified Amount of the Policy as long as the Policy remains in force. (See the section on Policy Lapse and Reinstatement.) The minimum initial Specified Amount is generally $100,000. The net amount at risk for Option A will generally be less than the net amount at risk for Option B. If you choose Option A, your Cost of Insurance deduction will generally be lower than if you choose Option B. (See the section on Charges and Deductions.) The following graphs illustrate the differences in the two Death Benefit options.


OPTION A.

OMITTED GRAPH ILLUSTRATES PAYOUT UNDER DEATH BENEFIT OPTION A, SPECIFICALLY BY SHOWING THE RELATIONSHIPS OVER TIME, BETWEEN THE SPECIFIED AMOUNT AND THE ACCUMULATION VALUE.

       Death Benefit Option A. Pays a Death Benefit equal to the Specified
        Amount or the Accumulation Value multiplied by the Death Benefit percentage (as illustrated at Point A) whichever is greater.

                                  APPLAUSE! II

Under Option A, the Death Benefit is the current Specified Amount of the Policy or, if greater, the applicable percentage of Accumulation Value at the date of death. The applicable percentage is 250% for Insureds with an Attained Age 40 or younger on the Policy Anniversary Date prior to the date of death. For Insureds with an Attained Age over 40 on that Policy Anniversary Date, the percentage declines. For example, the percentage at Attained Age 40 is 250%, at Attained Age 50 is 185%, at Attained Age 60 is 130%, at Attained Age 70 is 115%, at Attained Age 80 is 105%, and at Attained Age 95 is 100%. Accordingly, under Option A the Death Benefit will remain level at the Specified Amount unless the applicable percentage of Accumulation Value exceeds the current Specified Amount, in which case the amount of the Death Benefit will vary as the Accumulation Value varies. Policy Owners who prefer to have favorable investment performance, if any, reflected in higher Accumulation Value, rather than increased insurance coverage, generally should select Option A.

OPTION B.

OMITTED GRAPH ILLUSTRATES PAYOUT UNDER DEATH BENEFIT OPTION B, SPECIFICALLY BY SHOWING THE RELATIONSHIPS OVER TIME, BETWEEN THE SPECIFIED AMOUNT AND THE ACCUMULATION VALUE.

       Death Benefit Option B. Pays a Death Benefit equal to the Specified
         Amount plus the Policy's Accumulation Value or the Accumulation Value multiplied by the Death Benefit percentage, whichever is greater.

Under Option B, the Death Benefit is equal to the current Specified Amount plus the Accumulation Value of the Policy or, if greater, the applicable percentage of the Accumulation Value on the date of death. The applicable percentage is the same as under Option A: 250% for Insureds with an Attained Age 40 or younger on the Policy Anniversary Date prior to the date of death. For Insureds with an Attained Age over 40 on that Policy Anniversary Date the percentage declines. Accordingly, under Option B the amount of the Death Benefit will always vary as the Accumulation Value varies (but will never be less than the Specified Amount). Policy Owners who prefer to have favorable investment performance, if any, reflected in increased insurance coverage, rather than higher Accumulation Values, generally should select Option B.

CHANGE IN DEATH BENEFIT OPTION. The Death Benefit Option may be changed once per year after the first Policy Year by sending AVLIC a written request. The effective date of such a change will be the Monthly Activity Date on or following the date the change is approved by AVLIC. A change may have federal tax consequences. If the Death Benefit option is changed from Option A to Option B, the Specified Amount after the change will equal the Specified Amount before the change less the Accumulation Value as of the date of the change. If the Death Benefit option is changed from Option B to Option A, the Specified Amount under Option A after the change will equal the Death Benefit under Option B on the effective date of change.


No charges will be imposed upon a change in Death Benefit option, nor will such a change in and of itself result in an immediate change in the amount of a Policy's Accumulation Value. However, a change in the Death Benefit option may affect the Cost of Insurance because this charge varies depending on the net amount at risk (i.e. the amount by which the Death Benefit as calculated on a Monthly Activity Date exceeds the Accumulation Value on that date). Changing from Option B to Option A generally will decrease the net amount at risk in the future, and will therefore decrease the Cost of Insurance. Changing from Option A to Option B generally will result in an increase in the Cost of Insurance over time because the Cost of Insurance Rate will increase with the Insured's age, even though the net amount at risk will generally remain level. If, however, the change was from Option B to Option A, the Cost of Insurance Rate may be different for the increased Death Benefit. On a change from Option A to Option B, the Specified Amount will decrease so that the Cost of Insurance Rate may also be different. (See the sections on Charges and Deductions and Federal Tax Matters.)
                                  APPLAUSE! II

CHANGE IN SPECIFIED AMOUNT. After the first Policy Year, a Policy Owner may increase or decrease the Specified Amount of a Policy, subject to certain limitations. A change in Specified Amount may affect the Cost of Insurance Rate and the net amount at risk, both of which may affect a Policy Owner's Cost of Insurance and have federal tax consequences. (See the sections on Charges and Deductions and Federal Tax Matters.)


Any increase or decrease in the Specified Amount will become effective on the Monthly Activity Date on or following the date a written request is approved by AVLIC. The Specified Amount of a Policy may be changed only once per year and AVLIC may limit the size of a change in a Policy Year. The Specified Amount remaining in force after any requested decrease, for other than preferred
Insureds, may not be less than $50,000 in the first three Policy Years and $35,000 in later Policy Years. For preferred Insureds, the Specified Amount after decrease may not be less than $100,000. In addition, if a decrease in the Specified Amount makes the Policy not comply with the maximum premium limit required by federal tax law the decrease may be limited or the Accumulation Value may be returned to you, at your election, to the extent necessary to meet the requirements. (See the section on Premiums.)

Increases in the Specified Amount will be allowed after the first Policy Year. For an increase in the Specified Amount, you must submit a written supplemental application. AVLIC may also require additional evidence of insurability. Although an increase need not necessarily be accompanied by an additional premium, in certain cases an additional premium will be required to put the requested increase in effect. (See the section on Premiums Upon Increases in Specified Amount.) The minimum amount of any increase is $25,000, and an increase cannot be made if the Insured's Attained Age is over 80. An increase in the Specified Amount will also increase Surrender Charges. An increase in the Specified Amount during the time the Guaranteed Death Benefit provision is in effect will increase the respective premium requirements. (See the section on Charges and Deductions.)

METHODS OF AFFECTING INSURANCE PROTECTION
You may increase or decrease the pure insurance protection provided by a Policy-the difference between the Death Benefit and the Accumulation Value-in several ways as your insurance needs change. These ways include increasing or decreasing the Specified Amount of insurance, changing the level of premium payments, and making a partial withdrawal of the Policy's Accumulation Value. Certain of these changes may have federal tax consequences. The consequences of each of these methods will depend upon the individual circumstances.

DURATION OF THE POLICY
The duration of the Policy generally depends upon the Accumulation Value. The Policy will remain in force so long as the Net Cash Surrender Value is sufficient to pay the Monthly Deduction or if the Guaranteed Death Benefit provision is in effect. (See the section on Charges from Accumulation Value.) However, when the Net Cash Surrender Value is insufficient to pay the Monthly Deduction and the Grace Period expires without an adequate payment by the Policy Owner, the Policy will lapse and terminate without value. (See the section on Policy Lapse and Reinstatement.)

ACCUMULATION VALUE
The Accumulation Value will reflect the investment performance of the chosen Investment Options, the Net Premiums paid, any partial withdrawals, and the charges assessed in connection with the Policy. You may Surrender the Policy at any time and receive the Policy's Net Cash Surrender Value. (See the section on Surrenders.) There is no guaranteed minimum Accumulation Value.

Accumulation Value is determined on each Valuation Date. On the Issue Date, the Accumulation Value will equal the portion of any Net Premium allocated to the Investment Options, reduced by the portion of the first Monthly Deduction allocated to the Investment Options. (See the section on Allocation of Premiums and Accumulation Value.) After that, on each Valuation Date, the Accumulation Value of the Policy will equal:
     (1) The aggregate values belonging to the Policy in each of the Subaccounts on the Valuation Date, determined by multiplying each Subaccount's unit value by the number of Subaccount units you have allocated to the Policy; plus
     (2)  The value of allocations to the Fixed Account; plus
     (3) Any Accumulation Value impaired by Outstanding Policy Debt held in the General Account; plus
     (4)  Any Net Premiums received on that Valuation Date; plus

                                  APPLAUSE! II

     (5)  Any amounts credited as Net Cash Surrender Value bonus; less
     (6)  Any partial  withdrawal,  and its charge, made on that Valuation Date;
          less
     (7)  Any Monthly  Deduction to be made on that Valuation Date; less
     (8)  Any federal or state income  taxes  charged  against the  Accumulation
          Value.

In computing the Policy's Accumulation Value on the Valuation Date, the number of Subaccount units allocated to the Policy is determined after any transfers among Investment Options (and deduction of transfer charges) but before any other Policy transactions, such as receipt of Net Premiums and partial withdrawals. Because the Accumulation Value depends on a number of variables, a Policy's Accumulation Value cannot be predetermined.

THE UNIT VALUE. The unit value of each Subaccount reflects the investment performance of that Subaccount. The unit value of each Subaccount is calculated by:
     (1) Multiplying the net asset value per share of each Fund portfolio on the Valuation Date times the number of shares held by that Subaccount, before the purchase or redemption of any shares on that Valuation Date; minus
     (2) A charge not exceeding an annual rate of .90% for mortality and expense risk; minus
     (3) A charge not exceeding an annual rate of .35% for administrative service expenses; and
     (4) Dividing the result by the total number of units held in the Subaccount on the Valuation Date, before the purchase or redemption of any units on that Valuation Date. (See the section on Daily Charges Against the Separate Account.)

VALUATION DATE AND VALUATION PERIOD. A Valuation Date is each day on which the New York Stock Exchange ("NYSE") is open for trading. The net asset value for each Fund portfolio is determined as of the close of regular trading on the NYSE. The net investment return for each Subaccount and all transactions and calculations with respect to the Policies as of any Valuation Date are determined as of that time. A Valuation Period is the period between two successive Valuation Dates, commencing at the close of the NYSE on each Valuation Date and ending at the close of the NYSE on the next succeeding Valuation Date.

NET CASH SURRENDER VALUE BONUS

Beginning with the 21st Policy Anniversary, a bonus equal to 0.25% of the Net Cash Surrender Value will be credited to the Fixed Account and/or the Subaccounts on each Policy anniversary, provided that the Net Cash Surrender Value of the Policy on the Policy Anniversary is at least $500,000. This bonus is not guaranteed. The bonus will be credited to the Fixed Account and/or the Subaccounts based on the premium allocation percentages in effect at that time.


BENEFITS AT MATURITY
If the Insured is living on the Maturity Date, AVLIC will pay the Policy Owner the Accumulation Value of the Policy, less Outstanding Policy Debt ("Maturity Benefits"). The Policy will mature on the Policy Anniversary Date nearest the Insured's 100th birthday, unless the maturity has been extended by election of the Extended Maturity Option. The Extended Maturity Option, if elected, has the effect of continuing the Policy in force for purposes of providing a benefit at the time of the Insured's death. The Death Benefit will be the Accumulation Value. The Extended Maturity Option does not, however, extend the Maturity Date for purposes of determining benefits under any other option or rider. Once the Extended Maturity Option becomes effective, no further premium payments will be accepted and no deduction will be made for Cost of Insurance or riders. As long as the Policy continues in force, all other Policy provisions will remain in effect. Interest on Policy loans will continue to accrue and become part of the Outstanding Policy Debt. The Policy may be subject to certain adverse tax consequences when continued beyond the original scheduled Maturity Date. (See the discussion below.)

There is no extra premium for the Extended Maturity Option, but it must be elected by submitting a written request to AVLIC during the 90 days prior to the Maturity Date. The Extended Maturity Option is not available in all states. Further, the Internal Revenue Service has not issued a ruling regarding its tax consequences.

The Policy may be subject to certain adverse tax consequences when continued beyond the Maturity Date. Due to the lack of specific guidance by the Internal Revenue Service on this issue, the result is not certain. If the Policy is

                                  APPLAUSE! II
not treated as a life insurance contract for federal income tax purposes after the original scheduled Maturity Date, among other things, the Death Benefit may be taxable to the recipient. The Policy Owner should consult a qualified tax advisor regarding the possible adverse tax consequences resulting from extension of the original scheduled Maturity Date.

PAYMENT OF POLICY BENEFITS
Death Benefit Proceeds under the Policy will usually be paid within seven days after AVLIC receives Satisfactory Proof of Death. Maturity Benefits will ordinarily be paid within seven days of receipt of a written request. Payments may be postponed in certain circumstances. (See the section on Postponement of Payments.) The Policy Owner may decide the form in which Death Benefit Proceeds or Maturity Benefits will be paid. During the Insured's lifetime, the Policy Owner may arrange for the Death Benefit Proceeds to be paid in a lump sum or under one or more of the optional methods of payment described below. Changes must be in writing and will revoke all prior elections. If no election is made, AVLIC will pay Death Benefit Proceeds or Accumulation Value Benefit in a lump sum. When Death Benefit Proceeds are payable in a lump sum and no election for an optional method of payment is in force at the death of the Insured, the Beneficiary may select one or more of the optional methods of payment. Further, if the Policy is assigned, any amounts due to the assignee will first be paid in one sum. The balance, if any, may be applied under any payment option. Once payments have begun, the payment option may not be changed.

PAYMENT OPTIONS FOR DEATH BENEFIT PROCEEDS OR MATURITY BENEFITS ("POLICY PROCEEDS"). The minimum amount of each payment is $100. If a payment would be less than $100, AVLIC has the right to make payments less often so that the amount of each payment is at least $100. Once a payment option is in effect, Policy Proceeds will be transferred to AVLIC's General Account. AVLIC may make other payment options available in the future. For additional information concerning these options, see the Policy itself. The following payment options are currently available:

          INTEREST PAYMENT OPTION. AVLIC will hold any amount applied under this option. Interest on the unpaid balance will be paid or credited each month at a rate determined by AVLIC.

          FIXED AMOUNT PAYABLE OPTION. Each payment will be for an agreed fixed amount. Payments continue until the amount AVLIC holds runs out.

          FIXED PERIOD PAYMENT OPTION. Equal payments will be made for any period selected up to 20 years.

          LIFETIME PAYMENT OPTION. Equal monthly payments are based on the life of a named person. Payments will continue for the lifetime of that person. Variations provide for guaranteed payments for a period of time.

          LIFETIME PAYMENT OPTION. Equal monthly payments are based on the lives of two named persons. While both are living, one payment will be made each month. When one dies, the same payment will continue for the lifetime of the other.

As an alternative to the above payment options, Death Benefits Proceeds or Maturity Benefits may be paid in any other manner approved by AVLIC. Further, one of AVLIC's affiliates may make payments under the above payment options. If an affiliate makes the payment, it will do so according to the request of the Policy Owner using the rules set out above.

POLICY RIGHTS

LOAN BENEFITS
LOAN PRIVILEGES. After the first Policy Anniversary Date, the Policy Owner may borrow an amount up to the current Net Cash Surrender Value less twelve times the most recent Monthly Deduction, at regular or reduced loan rates (described below). Loans usually are funded within seven days after receipt of a written request. The loan may be repaid at any time while the Insured is living, prior to the Maturity Date. Policy Owners in certain states may borrow 100% of the Net Cash Surrender Value after deducting Monthly Deductions and any interest on Policy loans
                                  APPLAUSE! II
that will be due for the remainder of the Policy Year. Loans may have a tax consequence. (See the section on Federal Tax Matters.)

INTEREST. AVLIC charges interest to Policy Owners at regular and reduced rates. Regular loans will accrue interest on a daily basis at a rate of up to 6% per year; currently the interest rate on regular Policy loans is 5.5%. Each year after the tenth Policy Anniversary Date, the Policy Owner may borrow a limited amount of the Net Cash Surrender Value at a reduced interest rate. For those loans, interest will accrue on a daily basis at a rate of up to 4% per year; the current reduced loan rate is 3.5%. The amount available at the reduced loan rate is 10% of the Net Cash Surrender Value as of the most recent Policy Anniversary Date, plus any loan previously made at a reduced loan rate. If unpaid when due, interest will be added to the amount of the loan and bear interest at the same rate. The Policy Owner earns 3.5% interest on the Accumulation Values securing the loans.

EFFECT OF POLICY LOANS. When a loan is made, Accumulation Value equal to the amount of the loan will be transferred from the Investment Options to the General Account as security for the loan. The Accumulation Value transferred will be allocated from the Investment Options according to the instructions you give when you request the loan. The minimum amount which can remain in a Subaccount or the Fixed Account as a result of a loan is $100. If no instructions are given the amounts will be withdrawn in proportion to the various Accumulation Values in the Investment Options. In any Policy Year that loan interest is not paid when due AVLIC will add the interest due to the principal amount of the Policy loan on the next Policy Anniversary. This loan interest due will be transferred from the Investment Options as set out above. No charge will be made for these transfers. A Policy loan will permanently affect the Accumulation Value and may permanently affect the amount of the Death Benefits, even if the loan is repaid. Policy loans will also affect Net Policy Funding for determining whether the Guaranteed Death Benefit provision is met.


When a loan is repaid, the amount repaid will increase the Accumulation Value in Investment Options consistent with "Repayment of Loan" provisions, below. Interest earned on amounts held in the General Account will be allocated to the Investment Options in the same proportion that Net Premiums are allocated to those Investment Options.


OUTSTANDING POLICY DEBT. The Outstanding Policy Debt equals the total of all Policy loans and accrued interest on Policy loans. If the Outstanding Policy Debt exceeds the Accumulation Value less any Surrender Charge and any Accrued Expense Charges, the Policy Owner must pay the excess. AVLIC will send a notice of the amount, which must be paid. If you do not make the required payment within the 61 days after AVLIC sends the notice, the Policy will terminate without value ("lapse"). Should the Policy lapse while Policy loans are outstanding, the portion of the loans attributable to earnings will become taxable. You may lower the risk of a Policy lapsing while loans are outstanding as a result of a reduction in the market value of investments in the Subaccounts by investing in a diversified group of lower risk investment portfolios and/or transferring the Funds to the Fixed Account and receiving a guaranteed rate of return. Should you experience a substantial reduction you may need to lower anticipated withdrawals and loans, repay loans, make additional premium payments, or take other action to avoid Policy lapse. A lapsed Policy may later be reinstated. (See the section on Policy Lapse and Reinstatement.)

REPAYMENT OF LOAN. Unscheduled premiums paid while a Policy loan is outstanding are treated as repayment of the loan only if the Policy Owner so requests. As a loan is repaid, the Accumulation Value in the General Account securing the repaid loan will be allocated among the Subaccounts and the Fixed Account in the same proportion that Net Premiums are being allocated at the time of repayment.

SURRENDERS
At any time during the lifetime of the Insured and prior to the Maturity Date, the Policy Owner may partially withdraw a portion of the Accumulation Value or Surrender the Policy by sending a written request to AVLIC. The amount available for Surrender is the Net Cash Surrender Value at the end of the Valuation Period when the Surrender request is received at AVLIC's Home Office. Surrenders will generally be paid within seven days of receipt of the written request. (See the section on Postponement of Payments.) SURRENDERS MAY HAVE TAX CONSEQUENCES. Once a Policy is Surrendered, it may not be reinstated. (See the section on Tax Treatment of Policy Proceeds.) Surrenders may be subject to Surrender Charges. (See the section on Surrender Charge.)

                                  APPLAUSE! II

If the Policy is being Surrendered in its entirety, the Policy itself must be returned to AVLIC along with the request. AVLIC will pay the Net Cash Surrender Value. Coverage under the Policy will terminate as of the date of a total Surrender. A Policy Owner may elect to have the amount paid in a lump sum or under a payment option. (See the section on Payment Options.)

PARTIAL WITHDRAWALS
Partial withdrawals are irrevocable. The amount of a partial withdrawal may not be less than $500. The Net Cash Surrender Value after a partial withdrawal must be at least $1,000 or an amount sufficient to maintain the Policy in force for the remainder of the Policy Year.

The amount paid will be deducted from the Investment Options according to your instructions when you request the withdrawal. However, the minimum amount remaining in a Subaccount as a result of the allocation is $100. If no instructions are given, the amounts will be withdrawn in proportion to the various Accumulation Values in the Investment Options.

The Death Benefit will be reduced by the amount of any partial withdrawal and may affect the way the Cost of Insurance charge is calculated and the amount of pure insurance protection under the Policy. (See the sections on Monthly Deduction-Cost of Insurance and Death Benefit Options-Methods of Affecting Insurance Protection.) If Death Benefit Option B is in effect, the Specified Amount will not change, but the Accumulation Value will be reduced.

The Specified Amount remaining in force after a partial withdrawal may not be less than $50,000 in the first three Policy Years, and $35,000 after that. The Specified Amount remaining in force after a partial withdrawal for preferred Insureds may not be less than $100,000. Any request for a partial withdrawal that would reduce the Specified Amount below this amount will not be implemented. A fee, which does not exceed the lesser of $50 or 2% of the amount withdrawn, is deducted from the Accumulation Value. Currently, the charge is the lesser of $25 or 2% of the amount withdrawn. (See the section on Partial Withdrawal Charge.) Partial withdrawals will also affect Net Policy Funding for determining whether the Guaranteed Death Benefit provision is met.

TRANSFERS

Accumulation Value may be transferred among the Subaccounts of the Separate Account and to the Fixed Account as often as desired. However, transfers out of the Fixed Account may be made only once during a Policy Year, as described below. The transfers may be ordered in person, by mail, by telephone or, when available, through our website. The total amount transferred each time must be at least $250, or the balance of the Subaccount, if less. The minimum amount that may remain in a Subaccount or the Fixed Account after a transfer is $100. The first 15 transfers per Policy Year will be permitted free of charge. After that, a transfer charge of $10 may be imposed each additional time amounts are transferred. This amount will be deducted pro rata from each Subaccount (and if applicable, the Fixed Account) in which the Policy Owner is invested. Additional restrictions on transfers may be imposed at the fund level. Specifically, Fund managers may have the right to refuse sales, or suspend or terminate the offering of portfolio shares, if they determine that such action is necessary in the best interests of the portfolio's shareholders. If a Fund manager refuses a transfer for any reason, the transfer will not be allowed. AVLIC will not be able to process the transfer if the Fund manager refuses. Transfers resulting from Policy loans will not be subject to a transfer charge and will not be counted towards the 15 free transfers per Policy Year. AVLIC may at any time revoke or modify the transfer privilege, including the minimum amount transferable.

Transfers out of the Fixed Account, unless part of the dollar cost averaging systematic program described below, may be made only once during a Policy Year. Transfers out of the Fixed Account are limited to the greater of (1) 25% of the Fixed Account attributable to the Policy; (2) the largest transfer made by the Policy Owner out of the Fixed Account during the last 13 months; or (3) $1,000. This provision is not available while dollar cost averaging from the Fixed Account.


The privilege to initiate transactions by telephone or through our website, when available, will be made available to Policy Owners automatically. The registered representative designated on the application will have the authority to

                                  APPLAUSE! II
initiate telephone transfers. Policy Owners who do not wish to authorize AVLIC to accept telephone transactions from their registered representative must specify so on the application. AVLIC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if it does not, AVLIC may be liable for any losses due to unauthorized or fraudulent instructions. The procedures AVLIC follows for transactions initiated by telephone include, but are not limited to, requiring the Policy Owner to provide the Policy number at the time of giving transfer instructions; AVLIC's tape recording of all telephone transfer instructions; and AVLIC providing written confirmation of telephone transactions.

When available, procedures for making transfers through our website can be accessed at the Internet address stated in the Ameritas Variable Life Insurance Company section of this prospectus.

SYSTEMATIC PROGRAMS
AVLIC may offer systematic programs as discussed below. These programs will be subject to administrative guidelines AVLIC may establish from time to time. We will count your transfers in these programs when determining whether the transfer fee applies. Lower minimum amounts may be allowed to transfer as part of a systematic program. No other separate fee is assessed when one of these options is chosen. All other normal transfer restrictions, as described above, also apply.

You can request participation in the available programs when purchasing the Policy or at a later date. You can change the allocation percentage or discontinue any program by sending written notice or calling the Home Office. Other scheduled programs may be made available. AVLIC reserves the right to modify, suspend, or terminate such programs at any time. Use of systematic programs may not be advantageous, and does not guarantee success.

PORTFOLIO REBALANCING. Under the Portfolio Rebalancing program, you can instruct AVLIC to reallocate the Accumulation Value among the Subaccounts (but not the Fixed Account) on a systematic basis, according to your specified allocation instructions.

DOLLAR COST AVERAGING. Under the Dollar Cost Averaging program, you can instruct AVLIC to automatically transfer, on a systematic basis, a predetermined amount or specified percentage from the Fixed Account or the Money Market Subaccount to any other Subaccount(s). Dollar cost averaging is permitted from the Fixed Account if each monthly transfer is no more than 1/36th of the value of the Fixed Account at the time dollar cost averaging is established.

EARNINGS SWEEP. This program permits systematic redistribution of earnings among Investment Options.

FREE-LOOK PRIVILEGE
You may cancel the Policy within 10 days after you receive it, within 10 days after AVLIC delivers a notice of your right of cancellation, or within 45 days of completing Part I of the application, whichever is later. When allowed by state law, the amount of the refund is the Net Premiums allocated to the Investment Options, adjusted by investment gains and losses, plus the sum of all charges deducted from premiums paid. Otherwise, the amount of the refund will equal the gross premiums paid. To cancel the Policy, you should mail or deliver it to the selling agent, or to AVLIC at the Home Office. A refund of premiums paid by check may be delayed until the check has cleared your bank. (See the section on Postponement of Payments.)

EXCHANGE PRIVILEGE
During the first 24 Policy Months after the Policy Date of the Policy, you may exchange the Policy for a flexible premium adjustable life insurance policy approved for exchange and issued by AVLIC or an affiliate. No new evidence of insurability will be required.

The policy date, issue age and rate class for the Insured will be the same under the new policy as under the old. In addition, the policy provisions and applicable charges for the new policy and its riders will be based on the same policy date and issue age as under the Policy. Accumulation values for the exchange and payments will be established after making adjustments for investment gains or losses and after recognizing variance, if any, between

                                  APPLAUSE! II
payment or charges, dividends or accumulation values under the flexible contract and under the new policy. You may elect either the same specified amount or the same net amount at risk for the new policy as under the old.
To make the change, the Policy, a completed application for exchange and any required payment must be received by AVLIC. The exchange will be effective on the valuation date when all financial and contractual arrangements for the new policy have been completed.

PAYMENT AND ALLOCATION OF PREMIUMS

ISSUANCE OF A POLICY
Individuals wishing to purchase a Policy must complete an application and submit it to AVLIC's Home Office (5900 "O" Street, P.O. Box 82550, Lincoln, Nebraska 68501). A Policy will generally be issued only to individuals 80 years of age or less on their nearest birthday who supply satisfactory evidence of insurability to AVLIC. Acceptance is subject to AVLIC's underwriting rules, and AVLIC reserves the right to reject an application for any reason.

The Policy Date is the effective date for all coverage in the original application. The Policy Date is used to determine Policy Anniversary Dates, Policy Years and Policy Months. The Issue Date is the date that all financial, contractual and administrative requirements have been met and processed for the Policy. The Policy Date and the Issue Date will be the same unless: (1) an earlier Policy Date is specifically requested, or (2) additional premiums or application amendments are needed. When there are additional requirements before issue (see below) the Policy Date will be the date the Policy is sent for delivery and the Issue Date will be the date the requirements are met.

When all required premiums and application amendments have been received by AVLIC in its Home Office, the Issue Date will be the date the Policy is mailed to you or sent to the agent for delivery to you. When application amendments or additional premiums need to be obtained upon delivery of the Policy, the Issue Date will be when the Policy receipt and federal funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve
Bank) are received and available to AVLIC, and the application amendments are received and reviewed in AVLIC's Home Office. On the Issue Date, the initial premium payment will be allocated to the Money Market Subaccount for 13 days. After the expiration of the 13-day period, the Accumulation Value will be reallocated to the Investment Options you select.

Subject to approval, a Policy may be backdated, but the Policy Date may not be more than six months prior to the date of the application. Backdating can be advantageous if the Insured's lower Issue Age results in lower Cost of Insurance Rates. If a Policy is backdated, the minimum initial premium required will include sufficient premium to cover the backdating period. Monthly Deductions will be made for the period the Policy Date is backdated.

Interim conditional insurance coverage may be issued prior to the Policy Date, provided that certain conditions are met, upon the completion of an application and the payment of the required premium at the time of the application. The amount of the interim coverage is limited to the smaller of (1) the amount of insurance applied for, (2) $100,000, or (3) $25,000 if the proposed Insured is under age 10 or over age 60 at their nearest birthday.

PREMIUMS

No insurance will take effect before the initial premium payment is received by AVLIC in federal funds. The initial premium payment must be at least 1/12 of the first year Guaranteed Death Benefit Premium times the number of months between the Policy Date and the Issue Date, plus one. Subsequent premiums are payable at AVLIC's Home Office. A Policy Owner has flexibility in determining the frequency and amount of premiums. However, unless you have paid sufficient premiums to pay the Monthly Deductions and Percent of Premium Charges, the Policy may have a zero Net Cash Surrender Value and lapse. Net Policy Funding, if adequate, may satisfy Guaranteed Death Benefit Premium requirements. (See the section on Policy Benefits, Purposes of the Policy.)


PLANNED PERIODIC PREMIUMS. At the time the Policy is issued you may determine a Planned Periodic Premium schedule that provides for the payment of level premiums at selected intervals. The Planned Periodic Premium schedule may include the Guaranteed Death Benefit Premium. You are not required to pay premiums according to

                                  APPLAUSE! II
this schedule. You have considerable flexibility to alter the amount and frequency of premiums paid. AVLIC reserves the right to limit the number and amount of additional or unscheduled premium payments.

You may also change the frequency and amount of Planned Periodic Premiums by sending a written request to the Home Office, although AVLIC reserves the right to limit any increase. Premium payment notices will be sent annually, semi-annually or quarterly, depending upon the frequency of the Planned Periodic Premiums. Payment of the Planned Periodic Premiums does not guarantee that the Policy remains in force unless the Guaranteed Death Benefit provision is in effect. Instead, the duration of the Policy depends upon the Policy's Net Cash Surrender Value. (See the section on Duration of the Policy.) Unless the Guaranteed Death Benefit provision is in effect, even if Planned Periodic Premiums are paid, the Policy will lapse any time the Net Cash Surrender Value is insufficient to pay the Monthly Deduction, and the Grace Period expires without a sufficient payment. (See the section on Policy Lapse and Reinstatement.)

PREMIUM LIMIT. AVLIC's current minimum premium limit is $45, $15 if paid by automatic bank draft. AVLIC currently has no maximum premium limit, other than the current maximum premium limit established by federal tax laws. AVLIC reserves the right to change any premium limit. In no event may the total of all premiums paid, both planned and unscheduled, exceed the current maximum premium limit established by federal tax laws. (See the section on Tax Status of the Policy.)

If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limits, AVLIC will accept only that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed and no further premiums will be accepted until allowed by the current maximum premium limit allowed by law. AVLIC may require additional evidence of insurability if any premium payment would result in an increase in the Policy's net amount at risk on the date the premium is received.

PREMIUMS UPON INCREASES IN SPECIFIED AMOUNT. Depending upon the Accumulation Value of the Policy at the time of an increase in the Specified Amount of the Policy and the amount of the increase requested by the Policy Owner, an additional premium payment may be required. AVLIC will notify you of any premium required to fund the increase, which premium must be made in a single payment. The Accumulation Value of the Policy will be immediately increased by the amount of the payment, less the applicable Percent of Premium Charge.

ALLOCATION OF PREMIUMS AND ACCUMULATION VALUE
ALLOCATION OF NET PREMIUMS. In the application for a Policy, the Policy Owner allocates Net Premiums to one or more Subaccounts and/or to the Fixed Account. Allocations must be whole number percentages and must total 100%. The allocation of future Net Premiums may be changed without charge by providing proper notification to the Home Office. If there is any Outstanding Policy Debt at the time of a payment, AVLIC will treat the payment as a premium payment unless you instruct otherwise by proper written notice.

On the Issue Date, the initial premium payment will be allocated to the Money Market Subaccount for 13 days. Thereafter, the Accumulation Value will be reallocated to the Investment Options you selected. Premium payments received by AVLIC prior to the Issue Date are held in the General Account until the Issue Date and are credited with interest at a rate determined by AVLIC for the period from the date the payment has been converted into federal funds and is available to AVLIC. In no event will interest be credited prior to the Policy Date.

The Accumulation Value of the Subaccounts will vary with the investment performance of these Subaccounts and you, as the Policy Owner, will bear the entire investment risk. This will affect the Policy's Accumulation Value, and may affect the Death Benefit as well. You should periodically review your allocations of premiums and values in light of market conditions and overall financial planning requirements.

POLICY LAPSE AND REINSTATEMENT
LAPSE. Unlike conventional life insurance policies, the failure to make a Planned Periodic Premium payment will not itself cause the Policy to lapse. Lapse will occur when the Net Cash Surrender Value is insufficient to cover the Monthly Deduction and a Grace Period expires without a sufficient payment unless the Guaranteed Death Benefit

                                  APPLAUSE! II
provision is in effect. The Grace Period is 61 days from the date AVLIC mails a notice that the Grace Period has begun. AVLIC will notify you at the beginning of the Grace Period by mail addressed to your last known address on file with AVLIC.

The notice will specify the premium required to keep the Policy in force. The required premium will equal the greater of (1) the amount necessary to cover the Monthly Deductions and Percent of Premium Charges for the three Policy Months after commencement of the Grace Period, or (2) the amount necessary to raise the Net Cash Surrender Value above zero as of the date of reinstatement. Failure to pay the required premium within the Grace Period will result in lapse of the Policy. If the Insured dies during the Grace Period, any overdue Monthly Deductions and Outstanding Policy Debt will be deducted from the Death Benefit Proceeds. (See the section on Charges and Deductions.)

REINSTATEMENT. A lapsed Policy may be reinstated any time within three years (five years in Missouri) after the beginning of the Grace Period, but before the Maturity Date. We will reinstate your Policy based on the Insured's rating class at the time of the reinstatement. Reinstatement is subject to the following:
          (1) Evidence of insurability of the Insured satisfactory to AVLIC (including evidence of insurability of any person covered by a rider to reinstate the rider);
          (2) Any Outstanding Policy Debt on the date of lapse will be reinstated with interest due and accrued;
          (3) The Policy cannot be reinstated if it has been Surrendered for its full Net Cash Surrender Value;
          (4)  The minimum premium required at reinstatement is the greater of:
               (a) the amount necessary to raise the Net Cash Surrender Value as of the date of reinstatement to equal to or greater than zero; or
               (b)  three times the current Monthly Deduction.

The amount of Accumulation Value on the date of reinstatement will equal:
          (1) The amount of the Net Cash Surrender Value on the date of lapse, increased by
          (2)  The premium paid at reinstatement, less
          (3)  The Percent of Premium Charges and the amounts stated above, plus
          (4) That part of the Contingent Deferred Sales Charge and Contingent Deferred Administrative Charge that would apply if the Policy were Surrendered on the date of reinstatement.
The last addition to the Accumulation Value is designed to avoid duplicate Surrender Charges. The original Policy Date, and the dates of increases in the Specified Amount (if applicable), will be used for purposes of calculating the Surrender Charge. If any Outstanding Policy Debt is reinstated, that debt will be held in AVLIC's General Account. Accumulation Value calculations will then proceed as described under the section on Accumulation Value.

The effective date of reinstatement will be the first Monthly Activity Date on or next following the date of approval by AVLIC of the application for reinstatement.

CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the Policy to compensate  AVLIC for:
(1) providing the insurance benefits set forth in the Policy and any optional insurance benefits added by rider; (2) administering the Policy and payment of applicable taxes; (3) assuming certain risks in connection with the Policy; and
(4) incurring expenses in distributing the Policy. The nature and amount of these charges are described more fully below.

DEDUCTIONS FROM PREMIUM PAYMENTS (PERCENT OF PREMIUM CHARGE)
SALES CHARGE. A front-end Sales Load Charge will be deducted from each premium payment upon receipt and prior to allocation of Net Premium to any Investment Option. AVLIC is authorized to deduct such a Sales Load Charge of up to 2.5% of the amount of each premium; currently, no such sales charge is being applied. The Policy is also subject to a Contingent Deferred Sales Load Charge, which is part of the Surrender Charge. (See the section on Surrender Charge.)

The sales charges applied in any Policy Year are not necessarily related to actual distribution expenses incurred in that year. Instead, AVLIC expects to incur the majority of distribution expenses in the early Policy Years and to

                                  APPLAUSE! II
recover amounts to pay such expenses over the life of the Policy. To the extent that sales and distribution expenses exceed sales charges in any year, AVLIC will pay such expenses from its other assets or surplus in its General Account, including amounts derived from Mortality and Expense Risk Charges, and other charges made under the Policy. AVLIC believes that this distribution financing arrangement will benefit the Separate Account and the Policy Owners.

PREMIUM CHARGE FOR TAXES. A deduction of up to 5% of the premium is made from each premium payment to pay applicable taxes; currently the charge is 3.5%. The deduction is an amount AVLIC considers necessary to pay all premium taxes imposed by the states and their subdivisions, and to defray the tax cost due to capitalizing certain Policy acquisition expenses as required under applicable federal tax laws. (See the section on Federal Tax Matters.) AVLIC does not expect to derive a profit from the Premium Charge for Taxes.

CHARGES FROM ACCUMULATION VALUE
MONTHLY DEDUCTION. Charges will be deducted as of the Policy Date and on each Monthly Activity Date thereafter from the Accumulation Value of the Policy to compensate AVLIC for administrative expenses and insurance provided. These charges will be allocated among the Subaccounts, and the Fixed Account on a pro rata basis. Each of these charges is described in more detail below.


ADMINISTRATIVE EXPENSE CHARGE. To compensate AVLIC for the ordinary administrative expenses expected to be incurred in connection with a Policy, the Monthly Deduction includes a per Policy charge (currently $9.00 per month the first year and $6.00 per month during each year thereafter). The Administrative Expense Charge is levied throughout the life of the Policy and is guaranteed not to increase above $9.00 per month. AVLIC does not expect to make any profit from the Administrative Expense Charge.


COST OF INSURANCE. Because the Cost of Insurance depends upon several variables, the cost for each Policy Month can vary from month to month. AVLIC will determine the monthly Cost of Insurance by multiplying the applicable Cost of Insurance Rate by the net amount at risk for each Policy Month. The net amount at risk on any Monthly Activity Date is based on the amount by which the Death Benefit which would have been payable on that Monthly Activity Date exceeds the Accumulation Value on that date.

COST OF INSURANCE RATE. The Annual Cost of Insurance Rate is based on the Insured's sex, Issue Age, Policy duration, Specified Amount, and rating class. The rate will vary depending upon tobacco use and other risk factors. For the initial Specified Amount, the Cost of Insurance Rate will not exceed those shown in the Schedule of Guaranteed Annual Cost of Insurance Rates shown in the schedule pages of the Policy. These guaranteed rates are based on the Insured's Attained Age and are equal to the 1980 Insurance Commissioners Standard Ordinary Smoker and Non-Smoker, Male and Female Mortality Tables. The current rates range between 40% and 100% of the rates based on the 1980 Commissioners Standard Ordinary Tables, based on AVLIC's own mortality experience. Policies issued on a unisex basis are based on the 1980 Insurance Commissioners Standard Ordinary Table B assuming 80% male and 20% female lives. The Cost of Insurance Rates, Surrender Charges, and payment options for Policies issued in Montana and certain other states are on a sex-neutral (unisex) basis. Any change in the Cost of Insurance Rates will apply to all persons of the same age, sex, Specified Amount, and rating class and whose Policies have been in effect for the same length of time.

If the rating class for any increase in the Specified Amount is not the same as the rating class at issue, the Cost of Insurance Rate used after such increase will be a composite rate based upon a weighted average of the rates of the different rating classes. Decreases may be reflected in the Cost of Insurance Rate, as discussed earlier.

The actual charges made during the Policy Year will be shown in the annual report delivered to Policy Owners.

RATING CLASS. The rating class of an Insured will affect the Cost of Insurance Rate. AVLIC currently places Insureds into both standard rating classes and substandard rating classes that involve a higher mortality risk. In an otherwise identical Policy, an Insured in the standard rating class will have a lower Cost of Insurance Rate than an Insured in a rating class with higher mortality risks. If, when issued, a Policy is rated with a tabular extra rating, the

                                  APPLAUSE! II
guaranteed rate is a multiple of the guaranteed rate for a standard issue Policy. This multiple factor is shown in the Schedule of Benefits in the Policy, and may be from 1.18 to 4 times the guaranteed rate for a standard issue Policy.

If appropriate, Insureds may also be assigned a flat extra rating charge to reflect higher mortality risks. The flat extra rating charge will be added to the Cost of Insurance Rate and thus will be deducted as part of the Monthly Deduction on each Monthly Activity Date.

SURRENDER CHARGE
If a Policy is Surrendered on or before the 14th Policy Anniversary Date, AVLIC will assess a Surrender Charge based upon percentages of the premiums actually paid and a charge per $1,000 of insurance issued based upon sex, Issue Age and tobacco use.

The total Surrender Charge on the initial Specified Amount is made up of two parts, the Contingent Deferred Administrative Charge and Contingent Deferred Sales Charge.

The Contingent Deferred Administrative Charge is an amount per $1,000 of Specified Amount that varies by Issue Age, sex, and tobacco use. It is 60% of the maximum Surrender Charge not to exceed $28.80 per $1,000 of Specified Amount.


The Contingent Deferred Sales Charge will be based upon the actual premiums received. It will be calculated as the lesser of (1) 30% of the premiums received up to the SEC Guideline Premium, plus 10% of the premiums received in excess of the SEC Guideline Premium, up to an amount equal to twice the SEC Guideline Premium, plus 9% of the premiums received in excess of the second SEC Guideline Premium; or (2) 40% of the maximum Surrender Charge not to exceed $19.20 per $1,000 of Specified Amount. The SEC Guideline Premium is a benchmark amount, set by SEC rule, which is relevant in defining the limits of certain charges we may assess.


Your maximum Surrender Charge on a Policy we issue is $48.00 per $1,000 of Specified Amount.

The Surrender Charge, if applicable, will be applied according to the following schedule. Because the Surrender Charge may be significant upon early Surrender, prospective Policy Owners should purchase a Policy only if they do not intend to Surrender the Policy for a substantial period.


                 PERCENT OF SURRENDER CHARGE                   PERCENT OF SURRENDER CHARGE
               MAXIMUM THAT WILL APPLY DURING                MAXIMUM THAT WILL APPLY DURING
  POLICY YEAR            POLICY YEAR           POLICY YEAR             POLICY YEAR
  -----------            -----------           -----------             -----------
      1                      100%                   9                       50%
      2                       96%                   10                      42%
      3                       92%                   11                      33%
      4                       88%                   12                      25%
      5                       83%                   13                      17%
      6                       75%                   14                       8%
      7                       67%                   15+                      0%
      8                       58%


No Surrender Charge will be assessed on decreases in the Specified Amount of the Policy or partial withdrawals of Accumulation Value. AVLIC will, however, assess additional Surrender Charges at the time of Surrender due to increases in the Specified Amount. The Contingent Deferred Sales Charge component of the
Surrender Charge will be assessed on such increases based on the premiums allocated to the increase, at the lesser of (1) 15% of the allocated premiums received up to the SEC Guideline Premium for the increase, plus 5% of the allocated premiums received in excess of the SEC Guideline Premium for the increase, up to an amount equal to twice the SEC Guideline Premium for the increase, plus 4.5% of the allocated premiums received in excess of two SEC Guideline Premium(s) for the increase; or (2) 40% of the maximum Surrender Charge applicable to the increase. The Contingent Deferred Administrative Charge component of the Surrender Charge will be assessed on increases in the Specified Amount as noted above with respect to the initial Specified Amount. It will be based on the Attained Age at the time of the increase and the amount of the increase in the Specified Amount. Surrender Charges on increases in the initial Specified Amount will be applied with respect to Surrenders within 15 years of the date of the increase.

                                  APPLAUSE! II

PARTIAL WITHDRAWAL CHARGE
A charge will be imposed for each partial withdrawal. This charge will compensate AVLIC for the administrative costs of processing the requested payment and in making necessary calculations for any reductions in Specified Amount which may be required because of the partial withdrawal. This charge is currently the lesser of $25 or 2% of the amount withdrawn (guaranteed not to be greater than the lesser of $50 or 2% of the amount withdrawn). No Surrender Charge is assessed on a partial withdrawal and a partial withdrawal charge is not assessed when a Policy is Surrendered.

TRANSFER CHARGE
After 15 transfers among the Investment Options in a Policy Year, a transfer charge of $10 (guaranteed not to increase) may be imposed for each additional transfer to compensate AVLIC for the costs of processing the transfer. Since the charge reimburses AVLIC only for the cost of processing the transfer, AVLIC does not expect to make any profit from the transfer charge. This charge will be deducted pro rata from each Subaccount (and, if applicable, the Fixed Account) in which the Policy Owner is invested. The transfer charge will not be imposed on transfers that occur as a result of Policy loans or the exercise of exchange rights.

DAILY CHARGES AGAINST THE SEPARATE ACCOUNT
A daily Mortality and Expense Risk Charge will be deducted from the value of the net assets of the Separate Account to compensate AVLIC for mortality and expense risks assumed in connection with the Policy. This daily charge from the Separate Account is currently at the rate of 0.001229% (equivalent to an annual rate of 0.45%) for Policy Years 1-20 and at the rate of 0.000820% (equivalent to an annual rate of 0.30%) for the years thereafter, and will not exceed 0.90% of the average daily net assets of the Separate Account. The daily charge will be deducted from the net asset value of the Separate Account, and therefore the Subaccounts, on each Valuation Date. Where the previous day or days was not a Valuation Date, the deduction on the Valuation Date will be the applicable daily rate multiplied by the number of days since the last Valuation Date. No Mortality and Expense Risk Charges will be deducted from the amounts in the Fixed Account.

AVLIC believes that this level of charge is within the range of industry practice for comparable flexible premium variable universal life policies. The mortality risk assumed by AVLIC is that Insureds may live for a shorter time than calculated, and that the aggregate amount of Death Benefits paid will be greater than initially estimated. The expense risk assumed is that expenses incurred in issuing and administering the policies will exceed the administrative charges provided in the policies.

An Asset-Based Administrative Expense Charge will also be deducted from the value of the net assets of the Separate Account on a daily basis. Currently, this charge is 0.000956% (equivalent to 0.35% annually) for Policy Years 1-20 and at a rate of 0.000409% (equivalent to 0.15% annually) for each Policy Year thereafter. The rate of this charge will never exceed 0.35% annually. No Asset-Based Administrative Expense Charge will be deducted from the amounts in the Fixed Account.

Policy Owners who choose to allocate Net Premiums to one or more of the Subaccounts will also bear a pro rata share of the management fees and expenses paid by each of the investment portfolios in which the various Subaccounts invest. No such management fees are assessed against Net Premiums allocated to the Fixed Account.
(See the Summary section for the Fund Expense Summary.)

Expense reimbursement agreements are expected to continue in future years but may be terminated at any time. As long as the expense limitations continue for a portfolio, if a reimbursement occurs, it has the effect of lowering the portfolio's expense ratio and increasing its total return.


AVLIC and its affiliates may receive administrative fees from the investment advisers of certain Funds. AVLIC currently does not assess a separate charge against the Separate Account or the Fixed Account for any federal, state or local income taxes. AVLIC may, however, make such a charge in the future if income or gains within the Separate Account will incur any federal, or any significant state or local income tax liability, or if the federal, state or local tax treatment of AVLIC changes.

                                  APPLAUSE! II

GENERAL PROVISIONS


THE CONTRACT. The Policy, the application, any supplemental applications, and any riders, amendments or endorsements make up the entire contract. Any changes must be made in writing, and approved by AVLIC. No agent has the authority to alter or modify any of the terms, conditions or agreements of the Policy or to waive any of its provisions. The rights and benefits under the Policy are summarized in this prospectus; however prospectus disclosure regarding the Policy is qualified in its entirety by the Policy itself, a copy of which is available upon request from AVLIC.


CONTROL OF POLICY. The Policy Owner is as shown in the application or subsequent written endorsement. Subject to the rights of any irrevocable Beneficiary and any assignee of record, all rights, options, and privileges belong to the Policy Owner, if living; otherwise to any successor-owner or owners, if living; otherwise to the estate of the last Policy Owner to die.

BENEFICIARY. Policy Owners may name both primary and contingent Beneficiaries in the application. Payments will be shared equally among Beneficiaries of the same class unless otherwise stated. If a Beneficiary dies before the Insured, payments will be made to any surviving Beneficiary(ies) of the same class; otherwise to any Beneficiary(ies) of the next class; otherwise to the Policy Owner; otherwise to the estate of the Policy Owner.

CHANGE OF BENEFICIARY. The Policy Owner may change the Beneficiary by written request at any time during the Insured's lifetime unless otherwise provided in the previous designation of Beneficiary. The change will take effect as of the date the change is recorded at the Home Office. AVLIC will not be liable for any payment made or action taken before the change is recorded.

CHANGE OF POLICY OWNER OR ASSIGNMENT. In order to change the Policy Owner of the Policy or assign Policy rights, an assignment of the Policy must be made in writing and filed with AVLIC at its Home Office. Any such assignment is subject to Outstanding Policy Debt. The change will take effect as of the date the change is recorded at the Home Office, and AVLIC will not be liable for any payment made or action taken before the change is recorded. Payment of Death Benefit Proceeds is subject to the rights of any assignee of record. A collateral assignment is not a change of ownership.

PAYMENT OF PROCEEDS. The Death Benefit Proceeds are subject first to any debt to AVLIC and then to the interest of any assignee of record. The balance of any Death Benefit Proceeds shall be paid in one sum to the designated Beneficiary unless an optional method of payment is selected. If no Beneficiary survives the Insured, the Death Benefit Proceeds shall be paid in one sum to the Policy Owner, if living; otherwise to any successor-owner, if living; otherwise to the Policy Owner's estate. Any proceeds payable on the Maturity Date or upon Surrender shall be paid in one sum unless an optional method of payment is elected.

INCONTESTABILITY. AVLIC cannot contest the Policy or reinstated Policy during the lifetime of the Insured after it has been in force for two years from the Policy Date (or reinstatement effective date). After the Policy Date, AVLIC cannot contest an increase in the Specified Amount or addition of a rider during the lifetime of the Insured after such increase or addition has been in force for two years from its effective date. However, this two-year provision shall not apply to riders with their own contestability provision.

MISSTATEMENT OF AGE AND SEX. If the age or sex of the Insured or any person insured by rider has been misstated, the amount of the Death Benefit and any added riders provided will be those that would be purchased by the most recent deduction for the Cost of Insurance and the cost of any additional riders at the Insured's correct age or sex. The Death Benefit Proceeds will be adjusted correspondingly.

SUICIDE. The Policy does not cover suicide within two years of the Policy Date unless otherwise provided by a state's insurance law. If the Insured, while sane or insane, commits suicide within two years after the Policy Date, AVLIC will pay only the premiums received less any partial withdrawals, the cost for riders, and any outstanding Policy debt. If the Insured, while sane or insane, commits suicide within two years after the effective date of any

                                  APPLAUSE! II
increase in the Specified Amount, AVLIC's liability with respect to such increase will only be its total Cost of Insurance applicable to the increase. The laws of Missouri provide that death by suicide at any time is covered by the Policy, and further that suicide by an insane person may be considered an accidental death.

POSTPONEMENT OF PAYMENTS. Payment of any amount upon Surrender, partial withdrawal, Policy loans, benefits payable at death or maturity, and transfers may be postponed whenever: (1) the New York Stock Exchange ("NYSE") is closed other than customary weekend and holiday closings, or trading on the NYSE is restricted as determined by the SEC; (2) the SEC by order permits postponement for the protection of Policy Owners; (3) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets; or (4) Surrenders, loans or partial withdrawals from the Fixed Account may be deferred for up to 6 months from the date of written request. Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Policy Owner's bank.

REPORTS AND RECORDS. AVLIC will maintain all records relating to the Separate Account and will mail to the Policy Owner, at the last known address of record, within 30 days after each Policy Anniversary, an annual report which shows the current Accumulation Value, Net Cash Surrender Value, Death Benefit, premiums paid, Outstanding Policy Debt and other information. Quarterly statements are also mailed detailing Policy activity during the calendar quarter. Instead of receiving an immediate confirmation of transactions made pursuant to some types of periodic payment plan (such as a dollar cost averaging program, or payment made by automatic bank draft or salary reduction arrangement), the Policy Owner may receive confirmation of such transactions in their quarterly statements. The Policy Owner should review the information in these statements carefully. All errors or corrections must be reported to AVLIC immediately to assure proper crediting to the Policy. AVLIC will assume all transactions are accurately reported on quarterly statements unless AVLIC is notified otherwise within 30 days after receipt of the statement. The Policy Owner will also be sent a periodic report for the Funds and a list of the portfolio securities held in each portfolio of the Funds.

ADDITIONAL INSURANCE BENEFITS (RIDERS). Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. All riders are not available in all states. The cost, if any, of additional insurance benefits will be deducted as part of the Monthly Deduction. (See the section on Charges From Accumulation Value-Monthly Deduction.)

    ACCELERATED BENEFIT RIDER FOR TERMINAL ILLNESS (LIVING BENEFIT RIDER). Upon satisfactory proof of terminal illness after the two-year contestable period (no waiting period in certain states). AVLIC will accelerate the payment of up to 50% of the lowest scheduled Death Benefit as provided by eligible coverages, less an amount up to two guideline level premiums.

    Future premium allocations after the payment of the benefit must be allocated to the Fixed Account. Payment will not be made for amounts less than $4,000 or more than $250,000 on all policies issued by AVLIC or its affiliates. AVLIC may charge the lesser of 2% of the benefit or $50 as an expense charge to cover the costs of administration.

    Satisfactory proof of terminal illness must include a written statement from a licensed physician who is not related to the Insured or the Policy Owner stating that the Insured has a non-correctable medical condition that, with a reasonable degree of medical certainty, will result in the death of the Insured in less than 12 months (6 months in certain states) from the date of the physician's statement. Further, the condition must first be diagnosed while the Policy is in force.

    The accelerated benefit first will be used to repay any Outstanding Policy Debt, and will also affect future loans, partial withdrawals, and Surrenders. The accelerated benefit will be treated as a lien against the Policy Death Benefit and will thus reduce the Death Benefit Proceeds. Interest on the lien will be charged at the Policy loan interest rate. There is no extra premium for this rider.

                                  APPLAUSE! II

    ACCIDENTAL DEATH BENEFIT RIDER. This rider provides additional insurance if the Insured's death results from accidental death, as defined in the rider. Under the terms of the rider, the additional benefits provided in the Policy will be paid upon receipt of proof by AVLIC that death resulted directly and independently of all other causes from accidental bodily injuries incurred before the rider terminates and within 91 days after such injuries were incurred.

    CHILDREN'S PROTECTION RIDER. This rider provides for term insurance on the Insured's children, as defined in the rider. Under the terms of the rider, the Death Benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt of proof of the Insured's death before the rider terminates, the rider will be considered paid up for the term of the rider.

    WAIVER OF MONTHLY DEDUCTIONS ON DISABILITY RIDER. This rider provides for the waiver of Monthly Deductions for the Policy and all riders while the Insured is disabled.


    PAYOR WAIVER OF MONTHLY DEDUCTIONS ON DISABILITY. This rider provides for the waiver of Monthly Deductions for the Policy and all riders while the Covered Person is disabled. This rider is available for Insureds ages 0 to 14.


    GUARANTEED INSURABILITY RIDER. This rider provides that the Policy Owner can purchase additional insurance for the Insured by increasing the Specified Amount of the Policy at certain future dates without evidence of insurability.


    DISABILITY BENEFIT PAYMENT RIDER. This rider provides for the payment by AVLIC of a disability benefit in the form of premiums while the Insured is disabled. The Policy Owner may choose the benefit amount at the issue of the rider. In addition, while the Insured is totally disabled, the Cost of Insurance for the rider will not be deducted from Accumulation Value.

    PAYOR DISABILITY RIDER. This rider provides for the payment by AVLIC of a disability benefit in the form of premiums while the Covered Person as defined in the rider is totally disabled. The Policy Owner may choose the benefit amount when the rider is issued. In addition, while the Covered Person is totally disabled, the Cost of Insurance for the rider will not be deducted from Accumulation Value.

    TERM RIDER FOR COVERED INSURED. This rider provides a Specified Amount of insurance to the Beneficiary upon receipt of Satisfactory Proof of Death of any Covered Person, as identified in the rider.


DISTRIBUTION OF THE POLICIES


The principal underwriter for the Policies is AIC, a wholly owned subsidiary of AMAL Corporation and an affiliate of AVLIC. AIC was organized under Nebraska law on December 29, 1983, and is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers ("NASD"). AVLIC pays AIC for acting as the principal underwriter under an Underwriting Agreement. In 2000, AIC received gross variable universal life compensation of $14,274,305 and retained $445,960 in underwriting fees and $2,967 in brokerage commissions on AVLIC's variable universal life policies.

AIC offers its clients a wide variety of financial products and services and has the ability to execute stock and bond transactions on a number of national exchanges. AIC also serves as principal underwriter for AVLIC's variable annuities, and for variable life and variable annuity products issued by Ameritas Life and First Ameritas Life Insurance Corp. of New York. AIC is the underwriter for the Ameritas Portfolios, and also serves as its investment adviser. It also has executed selling agreements with a variety of mutual funds, unit investment trusts and direct participation programs.


The Policies are sold through registered representatives of AIC or other broker-dealers which have entered into selling agreements with AVLIC or AIC. These registered representatives are also licensed by state insurance

                                  APPLAUSE! II
officials to sell AVLIC's variable life policies. Each of the broker-dealers with a selling agreement is registered with the SEC and is a member of the NASD.

Under these selling agreements, AVLIC pays commission to the broker-dealers, which in turn pay commissions to the registered representative who sells this Policy. During the first Policy Year, the commission may equal an amount up to 100% of the first year target premium paid plus the first year cost of any riders and 4% for premiums paid in excess of the first year target premium. For Policy Years two through seven, the commission may equal an amount up to 4% of premiums paid. Broker-dealers may also receive a service fee up to an annualized rate of 0.25% of the Accumulation Value beginning in the eighth Policy Year. Compensation arrangements may vary among broker-dealers. In addition, AVLIC may also pay override payments, expense allowances, bonuses, wholesaler fees, and training allowances. Registered representatives who meet certain production standards may receive additional compensation. AVLIC may reduce or waive the sales charge and/or other charges on any Policy sold to directors, officers or employees of AVLIC or any of its affiliates, employees and registered representatives of any broker-dealer that has entered into a sales agreement with AVLIC or AIC, and the spouses or children of the above persons. In no event will any such reduction or waiver be permitted where it would be unfairly discriminatory to any person.

FEDERAL TAX MATTERS


The following discussion provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or cover all situations. This discussion is not intended as tax advice. No attempt has been made to consider in detail any applicable state or other tax laws except premium taxes. (See discussion in the section on Premium Charge for Taxes.) This discussion is based upon AVLIC's understanding of the relevant laws at the time of filing. You should consult with your counsel or tax advisor for more complete information before a Policy is purchased. AVLIC makes no representation as to the likelihood of the continuation of present federal income tax laws nor of the interpretations by the Internal Revenue Service. Federal tax laws are subject to change and thus tax consequences to the Insured, Policy Owner or Beneficiary may be altered.

(1) TAXATION OF AVLIC. AVLIC is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code of 1986, as amended from time to time, (the "Code"). At this time, since the Separate Account is not a separate entity from AVLIC, and its operations form a part of AVLIC, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Net investment income and realized net capital gains on the assets of the Separate Account are reinvested and automatically retained as a part of the reserves of the Policy and are taken into account in determining the Death Benefit and Accumulation Value of the Policy. AVLIC believes that the Separate Account net investment income and realized net capital gains will not be taxable to the extent that such income and gains are retained as reserves under the Policy.


       AVLIC does not currently expect to incur any federal income tax liability attributable to the Separate Account with respect to the sale of the Policies. Accordingly, no charge is being made currently to the Separate Account for federal income taxes. If, however, AVLIC determines that it may incur such taxes attributable to the Separate Account, it may assess a charge for such taxes against the Separate Account.

       AVLIC may also incur state and local taxes (in addition to premium taxes for which a deduction from premiums is currently made). At present, they are not charges against the Separate Account. If there is a material change in state or local tax laws, charges for such taxes attributable to the Separate Account, if any, may be assessed against the Separate Account.

(2) TAX STATUS OF THE POLICY. The Code Section 7702 includes a definition of a life insurance contract for federal tax purposes, which places limitations on the amount of premiums that may be paid for the Policy and the relationship of the Accumulation Value to the Death Benefit. AVLIC believes that the Policy meets the statutory definition of a life insurance contract.
                                  APPLAUSE! II

       The Code Section 7702A also defines a "modified endowment contract" for federal tax purposes. If a life insurance policy is classified as a modified endowment contract, distributions from it (including loans) are taxed as ordinary income to the extent of any gain. This Policy will become a "modified endowment contract" if the premiums paid into the Policy fail to meet a 7-pay premium test as outlined in Section 7702A of the Code.


       Certain benefits the Policy Owner may elect under this Policy may be material changes affecting the 7-pay premium test. These include, but are not limited to, changes in Death Benefits and changes in the Specified Amount. Should the Policy become a "modified endowment contract" partial withdrawals, full Surrenders, assignments, pledges, and loans (including loans to pay loan interest) under the Policy will be taxable to the extent of any gain under the Policy. A 10% penalty tax also applies to the taxable portion of any distribution made prior to the taxpayer attaining age 59 1/2. The 10% penalty tax does not apply if the distribution is made because the taxpayer becomes disabled as defined under the Code or if the distribution is paid out in the form of a life annuity on the life of the taxpayer or the joint lives of the taxpayer and Beneficiary. One may avoid a Policy becoming a modified endowment contract by, among other things, not making excessive payments or reducing benefits. Should one deposit excessive premiums during a Policy Year, that portion that is returned by the insurance company within 60 days after the policy anniversary date will reduce the premiums paid to avoid the policy becoming a modified endowment contract. All modified endowment policies issued by AVLIC to the same Policy Owner in any 12 month period are treated as one modified endowment contract for purposes of determining taxable gain under Section 72(e) of the Internal Revenue Code. Any life insurance policy received in exchange for a modified endowment contract will also be treated as a modified endowment contract. You should contact a competent tax professional before paying additional premiums or making other changes to the Policy to determine whether such payments or changes would cause the Policy to become a modified endowment contract.


       The Code Section 817(h) also authorizes the Secretary of the Treasury (the "Treasury") to set standards by regulation or otherwise for the investments of the Separate Account to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for federal tax purposes. If the Policy is not treated as life insurance because it fails the diversification requirements, the Policy Owner is then subject to federal income tax on gain in the Policy as it is earned. The Separate Account, through the Funds, intends to comply with the diversification requirements prescribed by the Treasury in regulations published in the Federal Register on March 2, 1989, which affect how the Fund's assets may be invested.

       While AIC and CAMCO, AVLIC affiliates, are the advisers to certain of the portfolios, AVLIC does not have control over any of the Funds or their investments. However, AVLIC believes that the Funds will be operated in compliance with the diversification requirements of the Code. Thus, AVLIC believes that the Policy will be treated as a life insurance contract for federal tax purposes.


       In connection with the issuance of regulations relating to the diversification requirements, the Treasury announced that such regulations do not provide guidance concerning the extent to which policy owners may direct their investments to particular divisions of a separate account. Regulations in this regard may be issued in the future. It is possible that when regulations are issued, the Policy may need to be modified to comply with such regulations. For these reasons, AVLIC reserves the right to modify the Policy as necessary to prevent the Policy Owner from being considered the owner of the assets of the Separate Account or otherwise to qualify the Policy for favorable tax treatment.

The following discussion assumes that the Policy qualifies as a life insurance contract for federal tax purposes.


(3) TAX TREATMENT OF POLICY PROCEEDS. AVLIC believes that the Policy will be treated in a manner consistent with a fixed benefit life insurance policy for federal income tax purposes. Thus, AVLIC believes that the Death Benefit payable prior to the original Maturity Date will generally be excludable from the gross income of the Beneficiary under Section 101(a)(1) of the Code and the Policy Owner will not be deemed to be in constructive receipt of the Accumulation Value under the Policy until its actual Surrender. However there are certain exceptions to the general rule that death benefit proceeds are non-taxable. Federal, state and local

                                  APPLAUSE! II
       tax consequences of ownership or receipt of proceeds under a Policy depends on the circumstances of each Policy Owner and Beneficiary.

       Distributions From Policies That Are Not "Modified Endowment Contracts." Distributions (while the Insured is still alive) from a Policy that is not a modified endowment contract are generally treated as first a recovery of the investment in the Policy and then only after the return of all such investment, as disbursing taxable income. However, in the case of a decrease in the Death Benefit, a partial withdrawal, a change in Death Benefit option, or any other such change that reduces future benefits under the Policy during the first 15 years after a Policy is issued an that results in a cash distribution to the Policy Owner in order for the Policy to continue complying with the Section 7702 defined limits on premiums and Accumulation Values, such distributions may be taxable in whole or in part as ordinary income to the Policy Owner (to the extent of any gain in the Policy) as prescribed in Section 7702. In addition, upon a complete Surrender or lapse of a Policy that is not a "modified endowment contract," if the amount received plus the amount of any outstanding Policy debt exceeds the total investment in the Policy, the excess will generally be treated as ordinary income for tax purposes. Investment in the Policy means (1) the total amount of any premiums paid for the Policy plus the amount of any loan received under the Policy to the extent the loan is included in gross income of the Policy Owner minus
       (2) the total amount received under the Policy by the Policy Owner that was excludable from gross income, excluding any non-taxable loan received under the Policy.

       AVLIC also believes that loans received under a Policy will be treated as debt of the Policy Owner and that no part of any loan under a Policy will constitute income to the Policy Owner so long as the Policy remains in force. Should the Policy lapse while Policy loans are outstanding the portion of the loans attributable to earnings will become taxable. Generally, interest paid on any loan under a Policy owned by an individual will not be tax-deductible.


       Except for policies with respect to a limited number of key persons of an employer (both terms are as defined in the Internal Revenue Code), and subject to applicable interest rate caps and debt limits, the Health Insurance Portability and Accountability Act of 1996 ("HIPAA") generally repeals the deduction for interest paid or accrued after October 13, 1995 on loans from corporate owned life insurance policies on the lives of officers, employees or persons financially interested in the taxpayer's trade or business. Certain transitional rules for then existing debt are included in HIPAA. The transitional rules include a phase-out of the deduction for debt incurred (1) before January 1, 1996, or (2) before January 1, 1997, for policies entered into in 1994 or 1995. The phase-out of the interest expense deduction occurs over a transition period between October 13, 1995 and January 1, 1999. There is also a special rule for pre-June 21, 1986 policies. The Taxpayer Relief Act of 1997 ("TRA '97"), further expanded the interest deduction disallowance for businesses by providing, with respect to policies issued after June 8, 1997, that no deduction is allowed for interest paid or accrued on any debt with respect to life insurance covering the life of any individual (except as noted above under pre-'97 law with respect to key persons and pre-June 21, 1986 policies). Any material change in a policy (including a material increase in the death benefit) may cause the policy to be treated as a new policy for purposes of this rule. TRA '97 also provides that no deduction is permissible for premiums paid on a life insurance policy if the taxpayer is directly or indirectly a beneficiary under the policy. Also under TRA '97 and subject to certain exceptions, for policies issued after June 8, 1997, no deduction is allowed for that portion of a taxpayer's interest expense that is allocable to unborrowed policy cash values. This disallowance generally does not apply to policies owned by natural persons. Policy Owners should consult a competent tax advisor concerning the tax implications of these changes for their Policies.

       Distributions From Policies That Are "Modified Endowment Contracts." Should the Policy become a "modified endowment contract" partial withdrawals, full Surrenders, assignments, pledges, and loans (including loans to pay loan interest) under the Policy will be taxable to the extent of any gain under the Policy. A 10% penalty tax also applies to the taxable portion of any distribution made prior to the taxpayer attaining age 59 1/2. The 10% penalty does not apply if the distribution is made because the taxpayer is disabled as defined under the Code or if the distribution is paid out in the form of a life annuity on the life of the taxpayer or the joint lives of the taxpayer and Beneficiary.

                                  APPLAUSE! II

       The right to exchange the Policy for a flexible premium adjustable life insurance policy (See the section on Exchange Privilege.), the right to change Policy Owners (See the section on General Provisions.), and the provision for partial withdrawals (See the section on Surrenders.) may have tax consequences depending on the circumstances of such exchange, change, or withdrawal. Upon complete Surrender or when Maturity Benefits are paid, if the amount received plus any Outstanding Policy Debt exceeds the total premiums paid (the "basis") that are not treated as previously withdrawn by the Policy Owner, the excess generally will be taxed as ordinary income.

       Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Death Benefit Proceeds depend on applicable law and the circumstances of each Policy Owner or Beneficiary. In addition, if the Policy is used in connection with tax-qualified retirement plans, certain limitations prescribed by the Internal Revenue Service on, and rules with respect to the taxation of, life insurance protection provided through such plans may apply. Further, the tax consequences of using the Policy in nonqualified plan arrangements may vary depending on the particular facts and circumstances of the arrangement. The advice of competent counsel should be sought in connection with use of life insurance in a qualified or nonqualified plan.


YOU SHOULD CONSULT A QUALIFIED TAX AND/OR LEGAL ADVISOR TO OBTAIN COMPLETE INFORMATION ON HOW FEDERAL, STATE AND LOCAL TAX CONSIDERATIONS MAY APPLY TO YOUR TAX SITUATION.


SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

AVLIC holds the assets of the Separate Account. The assets are kept physically segregated and held separate and apart from the General Account assets, except for the Fixed Account. AVLIC maintains records of all purchases and redemptions of Funds' shares by each of the Subaccounts.

THIRD PARTY SERVICES

AVLIC is aware that certain third parties are offering investment advisory, asset allocation, money management, and timing services in connection with the Policies. AVLIC does not engage any such third parties to offer such services of any type. In certain cases, AVLIC has agreed to honor transfer instructions from such services where it has received powers of attorney, in a form acceptable to it, from the Policy Owners participating in the service. Firms or persons offering such services do so independently from any agency relationship they may have with AVLIC for the sale of Policies. AVLIC takes no responsibility for the investment allocations and transfers transacted on a Policy Owner's behalf by such third parties or any investment allocation recommendations made by such parties. Policy Owners should be aware that fees paid for such services are separate and in addition to fees paid under the Policies.

VOTING RIGHTS

AVLIC is the legal holder of the shares held in the Subaccounts of the Separate Account and as such has the right to vote the shares, to elect Directors of the Funds, and to vote on matters that are required by the Investment Company Act of 1940 and upon any other matter that may be voted upon at a shareholder meeting. To the extent required by law, AVLIC will vote all shares of each of the Funds held in the Separate Account at regular and special shareholder meetings of the Funds according to instructions received from Policy Owners based on the number of shares held as of the record date for such meeting.

The number of Fund shares in a Subaccount for which instructions may be given by a Policy Owner is determined by dividing the Accumulation Value held in that Subaccount by the net asset value of one share in the corresponding portfolio of the Fund. Fractional shares will be counted. Fund shares held in each Subaccount for which no timely instructions from Policy Owners are received and Fund shares held in each Subaccount which do not support Policy Owner interests will be voted by AVLIC in the same proportion as those shares in that Subaccount for which timely instructions are received. Voting instructions to abstain on any item to be voted will be

                                  APPLAUSE! II
applied on a pro rata basis to reduce the votes eligible to be cast. Should applicable federal securities laws or regulations permit, AVLIC may elect to vote shares of the Fund in its own right.

DISREGARD OF VOTING INSTRUCTION. AVLIC may, if required by state insurance officials, disregard voting instructions if those instructions would require shares to be voted to cause a change in the subclassification or investment objectives or policies of one or more of the Funds' portfolios, or to approve or disapprove an investment adviser or principal underwriter for the Funds. In addition, AVLIC itself may disregard voting instructions that would require changes in the investment objectives or policies of any portfolio or in an investment adviser or principal underwriter for the Funds, if AVLIC reasonably disapproves those changes in accordance with applicable federal regulations. If AVLIC does disregard voting instructions, it will advise Policy Owners of that action and its reasons for the action in the next annual report or proxy statement to Policy Owners.

STATE REGULATION OF AVLIC

AVLIC, a stock life insurance company organized under the laws of Nebraska, is subject to regulation by the Nebraska Department of Insurance. On or before March 1 of each year an NAIC convention blank covering the operations and reporting on the financial condition of AVLIC and the Separate Account as of December 31 of the preceding year must be filed with the Nebraska Department of Insurance. Periodically, the Nebraska Department of Insurance examines the liabilities and reserves of AVLIC and the Separate Account.

In addition, AVLIC is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. The Policies offered by the prospectus are available in the various states as approved. Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments.

EXECUTIVE OFFICERS AND DIRECTORS OF AVLIC

This list shows name and position(s) with AVLIC followed by the principal occupations for the last five years. Where an individual has held more than one position with an organization during the last 5-year period, the last position held has been given.

LAWRENCE J. ARTH, DIRECTOR, CHAIRMAN OF THE BOARD, AND CHIEF EXECUTIVE OFFICER* Director, Chairman of the Board, and Chief Executive Officer: Ameritas Life; also serves as officer and/or director of other subsidiaries and/or affiliates of Ameritas Life.

WILLIAM J. ATHERTON, DIRECTOR, PRESIDENT, AND CHIEF OPERATING OFFICER*
Director: AMAL Corporation; President: North American Security Life Insurance Company; also served as officer and/or director of other subsidiaries and/or affiliates of North American.

KENNETH C. LOUIS, DIRECTOR, EXECUTIVE VICE PRESIDENT*
Director, President and Chief Operating Officer: Ameritas Life; also serves as officer and/or director of other subsidiaries and/or affiliates of Ameritas Life.

GARY R. MCPHAIL, DIRECTOR, EXECUTIVE VICE PRESIDENT**
Director, President, and Chief Executive Officer: AmerUs Life***; also serves as officer and/or director of other subsidiaries and/or affiliates of AmerUs Life; Executive Vice President - Marketing and Individual Operations: New York Life Insurance Company.

ROBERT C. BARTH, CONTROLLER*
Vice President and Controller: Ameritas Life.

BRIAN J. CLARK, VICE PRESIDENT - FIXED ANNUITY PRODUCT DEVELOPMENT** Senior Vice President - Product Management: AmerUs Life***.

                                  APPLAUSE! II

MICHAEL G. FRAIZER, DIRECTOR**
Controller: AmerUs Life***; also serves as director of an affiliate of AVLIC.

RAYMOND M. GILBERTSON, VICE PRESIDENT - CORPORATE COMPLIANCE*
Vice President, Corporate Compliance: Ameritas Life; also serves as officer of other subsidiaries and/or affiliates of Ameritas Life.

THOMAS C.  GODLASKY,  DIRECTOR,  SENIOR  VICE  PRESIDENT  AND  CHIEF  INVESTMENT
OFFICER**
Executive Vice President and Chief Investment Officer: AmerUs Life Holdings, Inc.; Executive Vice President and Chief Investment Officer: AmerUs Life***; Manager - Fixed Income and Derivatives Department: Providian Corporation; also serves as director of an affiliate of AVLIC; also serves as officer and/or director of other affiliates of AmerUs Life.

JOSEPH K. HAGGERTY, ASSISTANT GENERAL COUNSEL**
Senior Vice President and General Counsel: AmerUs Life Holdings, Inc.; Senior Vice President and General Counsel: AmerUs Life***; Senior Vice President, Deputy General Counsel: I.C.H. Corporation; also serves as an officer to an affiliate of AVLIC, and served as officer and/or director of other subsidiaries and/or affiliates of I.C.H. Corporation; also serves as officer of other affiliates of AmerUs Life.

SANDRA K. HOLMES, VICE PRESIDENT - FIXED ANNUITY CUSTOMER SERVICE** Senior Vice President: AmerUs Life***.


ROBERT G. LANGE, ASSISTANT SECRETARY*
Vice President and General Counsel - Insurance and Assistant Secretary: Ameritas Life; also serves as officer of other subsidiaries and/or affiliates of Ameritas Life; Director: Nebraska Department of Insurance.


CYNTHIA J. LAVELLE, VICE PRESIDENT - PRODUCT, OPERATIONS AND TECHNOLOGY* Assistant Vice President - Variable Operations: Ameritas Life.

WILLIAM W. LESTER, TREASURER*
Senior Vice President - Investments and Treasurer: Ameritas Life; also serves as officer of affiliates of Ameritas Life.

JOANN M. MARTIN, DIRECTOR, VICE PRESIDENT AND CHIEF FINANCIAL OFFICER*
Senior Vice President and Chief Financial Officer: Ameritas Life; also serves as officer and/or director of other subsidiaries and/or affiliates of Ameritas Life.

SHIELA SANDY, ASSISTANT SECRETARY**
Manager Annuity Services: AmerUs Life***.


THOMAS N. SIMPSON, SENIOR VICE PRESIDENT AND NATIONAL SALES MANAGER*
Senior Vice President and National Sales Manager: Lincoln Benefit Life Insurance Company; Senior Vice President: Allstate Financial Services; Senior Vice President and National Sales Manager: First Variable Life Insurance Company.


DONALD R. STADING, SECRETARY AND GENERAL COUNSEL*
Senior Vice President, Secretary and Corporate General Counsel: Ameritas Life; also serves as officer and/or director of other subsidiaries and/or affiliates of Ameritas Life.

KEVIN WAGONER, ASSISTANT TREASURER**
Director Investment Accounting: AmerUs Life***; Senior Financial Analyst: Target Stores.

*   Principal business address: Ameritas Variable Life Insurance Company,
                                5900 "O" Street, P.O. Box 82550,
                                Lincoln, Nebraska 68501

**  Principal business address: AmerUs Life Insurance Company, 611 Fifth Avenue,
                                Des Moines,  Iowa 50309

                                  APPLAUSE! II

*** Central Life Assurance  Company merged with American  Mutual Life Insurance
    Company on December 31, 1994. Central Life Assurance Company was the survivor of the merger. Contemporaneous with the merger, Central Life Assurance Company changed its name to American Mutual Life Insurance Company. (American Mutual Life Insurance Company changed its name to AmerUs Life Insurance Company on July 1, 1996.)

LEGAL MATTERS

All matters of Nebraska law pertaining to the Policy, including the validity of the Policy and AVLIC's right to issue the Policy under Nebraska Insurance Law, have been passed upon by Donald R. Stading, Secretary and General Counsel of AVLIC.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. AVLIC is not involved in any litigation that is of material importance in relation to its ability to meet its obligations under the Policies or that relates to the Separate Account. AIC is not involved in any litigation that is of material importance in relation to its ability to perform under its underwriting agreement.

EXPERTS


The financial statements of AVLIC as of December 31, 2000 and 1999, and for each of the three years in the period ended December 31, 2000, and the financial statements of the subaccounts of the Separate Account as of December 31, 2000, and for each of the three years in the period then ended, included in this prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.


Actuarial matters included in this prospectus have been examined by Russell J. Wiltgen, Vice President - Individual Product Management of Ameritas Life Insurance Corp., as stated in the opinion filed as an exhibit to the registration statement.

ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, AVLIC and the Policy offered hereby. Statements contained in this prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

FINANCIAL STATEMENTS

The financial statements of AVLIC which are included in this prospectus should be considered only as bearing on the ability of AVLIC to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                  APPLAUSE! II

INDEPENDENT AUDITORS' REPORT


To the Board of Directors
Ameritas Variable Life Insurance Company
Lincoln, Nebraska

We have audited the accompanying statement of net assets of each of the subaccounts of Ameritas Variable Life Insurance Company Separate Account V, (comprising, respectively, the Equity-Income Portfolio Initial Class,
Equity-Income Portfolio Service Class (commenced November 2, 1999), Growth Portfolio Initial Class, Growth Portfolio Service Class (commenced November 2,
1999), High Income Portfolio Initial Class, High Income Portfolio Service Class (commenced January 25, 2000), Overseas Portfolio Initial Class, Overseas Portfolio Service Class (commenced December 7, 1999), Asset Manager Portfolio Initial Class, Asset Manager Portfolio Service Class (commenced November 29,
1999), Investment Grade Bond Portfolio Initial Class, Contrafund Portfolio Initial Class, Contrafund Portfolio Service Class (commenced November 29, 1999), Asset Manager Growth Portfolio Initial Class, and Asset Manager Growth Portfolio Service Class (Commenced February 2, 2000) of the Fidelity Variable Insurance Products; the Balanced Portfolio, and Leveraged Allcap Portfolio of the Alger American Fund; the Global Governments Series Portfolio, Utilities Series Portfolio, and New Discovery Series Portfolio (commenced November 12, 1999) of the MFS Variable Insurance Trust; the Asian Equity Portfolio, Emerging Markets Equity Portfolio, Global Equity Portfolio, International Magnum Portfolio, and U.S. Real Estate Portfolio of the Morgan Stanley Dean Witter Universal Funds, Inc.; the Ameritas Emerging Growth Portfolio (commenced October 29, 1999), Ameritas Growth Portfolio (commenced October 29, 1999), Ameritas Growth with Income Portfolio (commenced October 29, 1999), Ameritas Income and Growth Portfolio (commenced October 29, 1999), Ameritas Index 500 Portfolio (commenced October 29, 1999), Ameritas MidCap Growth Portfolio (commenced October 29,
1999), Ameritas Money Market Portfolio (commenced October 28, 1999), Ameritas Research Portfolio (commenced October 29, 1999), and Ameritas Small Capitalization Portfolio (commenced October 29, 1999) of the Calvert Variable Series, Inc., Ameritas Portfolios; and the Social Balanced Portfolio (commenced May 8, 2000), Social International Equity Portfolio (commenced July 20, 2000), Social Mid Cap Growth Portfolio (commenced June 13, 2000), and Social Small Cap Portfolio (commenced June 13, 2000) of the Calvert Variable Series, Inc.) as of December 31, 2000, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the subaccounts constituting Ameritas Variable Life Insurance Company Separate Account V as of December 31, 2000, and the results of their operations and changes in net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/Deloitte & Touche LLP

Lincoln, Nebraska
February 9, 2001

                                     F-I-1

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2000

ASSETS
INVESTMENTS AT NET ASSET VALUE:

 Fidelity Variable Insurance Products:
 -------------------------------------
   Equity-Income Portfolio Initial Class (Equity Income I-Class) -
     1,228,959.614 shares at $25.52 per share (cost $22,031,167)     $31,363,051
   Equity-Income Portfolio Service Class (Equity Income S-Class) -
     2,290.479 shares at $25.45 per share (cost $55,180)                  58,294
   Growth Portfolio Initial Class (Growth I-Class) -
     1,371,717.473 shares at $43.65 per share (cost $40,579,590)      59,875,468
   Growth Portfolio Service Class (Growth S-Class) -
     5,157.149 shares at $43.50 per share (cost $252,552)                224,338
   High Income Portfolio Initial Class (High Income I-Class) -
     651,920.140 shares at $8.18 per share (cost $6,987,903)           5,332,705
   High Income Portfolio Service Class (High Income S-Class) -
     4,368.823 shares at $8.15 per share (cost $40,910)                   35,606
   Overseas Portfolio Initial Class (Overseas I-Class) -
     806,547.080 shares at $19.99 per share (cost $12,712,062)        16,122,876
   Overseas Portfolio Service Class (Overseas S-Class) -
     5,465.360 shares at $19.94 per share (cost $115,568)                108,979
   Asset Manager Portfolio Initial Class (Asset Manager I-Class) -
     1,786,975.670 shares at $16.00 per share (cost $25,306,812)      28,591,610
   Asset Manager Portfolio Service Class (Asset Manager S-Class) -
     6,152.230 shares at $15.91 per share (cost $102,255)                 97,882
   Investment Grade Bond Portfolio Initial Class (Investment Grade
   Bond I-Class) -
     409,190.418 shares at $12.59 per share (cost $4,912,363)          5,151,706
   Contrafund Portfolio Initial Class (Contrafund I-Class)  -
     909,858.790 shares at $23.74 per share (cost $18,869,249)        21,600,050
   Contrafund Portfolio Service Class (Contrafund S-Class) -
      8,111.810 shares at $23.67 per share (cost $202,582)               192,007
   Asset Manager Growth Portfolio Initial Class (Asset Manager Growth
   I-Class) -
     256,137.850 shares at $14.41 per share (cost $3,801,941)          3,690,948
   Asset Manager Growth Portfolio Service Class (Asset Manager Growth
   S-Class) -
     274.322 shares at $14.31 per share (cost $4,444)                      3,926
 Alger American Fund:
 --------------------
   Balanced Portfolio (Balanced) -
     470,671.375 shares at $13.77 per share (cost $6,027,203)          6,481,144
   Leveraged Allcap Portfolio (Leveraged Allcap) -
     517,026.421 shares at $38.80 per share (cost $20,199,635)        20,060,625


                                      F-I-2

                          AMERITAS VARIABLE LIFE INSURANCE COMPANY
                                     SEPARATE ACCOUNT V
                                  STATEMENT OF NET ASSETS
                                     DECEMBER 31, 2000

ASSETS, CONTINUED

 MFS Variable Insurance Trust:
 -----------------------------
      Global Governments Series Portfolio (Global Govern. Series) -
        86,347.331 shares at $10.01 per share (cost $860,442)        $   864,337
      Utilities Series Portfolio (Utilities Series) -
        320,716.717 shares at $23.57 per share (cost $6,168,396)       7,559,293
      New Discovery Series Portfolio (New Discovery Series) -
        258,776.986 shares at $16.61 per share (cost $4,727,045)       4,298,286
 Morgan Stanley Dean Witter Universal Funds, Inc.:
 --------------------------------------------------
      Asian Equity Portfolio (Asian Equity) -
        165,300.911 shares at $3.96 per share (cost $1,020,152)          654,591
      Emerging Markets Equity Portfolio (Emerging Markets Equity)  -
        278,171.801 shares at $7.09 per share (cost $2,927,257)        1,972,241
      Global Equity Portfolio (Global Equity) -
        247,604.515 shares at $13.19 per share (cost $3,099,554)       3,265,905
      International Magnum Portfolio (International Magnum) -
        170,554.015 shares at $11.78 per share (cost $2,023,304)       2,009,126
      U.S. Real Estate Portfolio (U.S. Real Estate) -
        137,055.163 shares at $11.51 per share (cost $1,483,318)       1,577,505
 Calvert Variable Series, Inc., Ameritas Portfolios:
 ---------------------------------------------------
      Ameritas Emerging Growth Portfolio (Emerging Growth) -
        716,218.221 shares at $29.75 per share (cost $19,499,694)     21,307,492
      Ameritas Growth Portfolio (Growth) -
        620,885.487 shares at $54.86 per share (cost $35,244,203)     34,061,777
      Ameritas Growth with Income Portfolio (Growth with Income) -
      207,310.697 shares at $21.08 per share (cost $4,227,012)         4,370,109
      Ameritas Income and Growth Portfolio (Income and Growth) -
        842,706.978 shares at $16.66 per share (cost $12,432,973)     14,039,498
      Ameritas Index 500 Portfolio (Index 500) -
        199,830.135 shares at $148.66 per share (cost $31,102,642)    29,706,747
      Ameritas MidCap Growth Portfolio (MidCap Growth) -
        660,864.340 shares at $34.56 per share (cost $19,050,034)     22,839,471
      Ameritas Money Market Portfolio (Money Market) -
        16,478,649.472 shares at $1.00 per share (cost $16,478,649)   16,478,648
      Ameritas Research Portfolio (Research) -
        234,565.944 shares at $21.25 per share (cost $4,880,840)       4,984,525
      Ameritas Small Capitalization Portfolio (Small Cap) -
        585,679.198 shares at $40.42 per share (cost $25,876,645)     23,673,154

                                      F-I-3

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2000

ASSETS,
CONTINUED
  Calvert Variable Series, Inc.:
  ------------------------------
    Social Balanced Portfolio
    (Balanced) -
      26,522.271 shares at $2.002 per share (cost $57,928)         $      53,096
    Social International Equity Portfolio (International Equity) -
      2,761.939 shares at $19.37 per share (cost $60,812)                 53,499
    Social Mid Cap Growth Portfolio (Mid Cap Growth) -
      25,518.558 shares at $31.03 per share (cost $888,270)              791,840
    Social Small Cap Portfolio
    (Small Cap) -
      25,581.065 shares at $13.58 per share (cost $352,262)              347,390

  NET ASSETS REPRESENTING EQUITY OF POLICYOWNERS                    $393,899,745







The accompanying notes are an integral part of these financial statements.



                                      F-I-4


                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                            STATEMENTS OF OPERATIONS
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998


                                                        FIDELITY VARIABLE INSURANCE
                                                                  PRODUCTS
                                                     -----------------------------------
                                                        EQUITY     EQUITY
                                                        INCOME     INCOME       GROWTH
                                                        I-CLASS   S-CLASS (1)   I-CLASS
                                                     ------------ ----------  ----------
                        2000
                        ----
INVESTMENT INCOME:
 Dividend distributions received                     $   506,497 $       22 $    73,209
 Mortality and expense risk charge                      (268,108)      (171)   (614,792)
                                                       ---------- ----------  ----------
NET INVESTMENT INCOME(LOSS)                              238,389       (149)   (541,583)
                                                       ---------- ----------  ----------

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:
 Net realized gain distributions                       1,908,198         86   7,284,267
 Net change in unrealized
 appreciation (depreciation)                             (71,965)     3,108 (14,663,787)
                                                       ---------- ----------  ----------
NET GAIN(LOSS) ON INVESTMENTS                          1,836,233      3,194  (7,379,520)
                                                       ---------- ----------  ----------
NET INCREASE(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                            $ 2,074,622 $    3,045 $(7,921,103)
                                                       ========== ==========  ==========


                        1999
                        ----
INVESTMENT INCOME:
 Dividend distributions received                     $   438,682 $     ---- $    82,737
 Mortality and expense risk charge                      (285,410)      ----    (489,259)
                                                       ---------- ----------  ----------
NET INVESTMENT INCOME(LOSS)                              153,272       ----    (406,522)
                                                       ---------- ----------  ----------

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:
 Net realized gain distributions                         969,719       ----   5,202,111
 Net change in unrealized
 appreciation (depreciation)                             411,890          5  12,361,324
                                                       ---------- ----------  ----------
NET GAIN(LOSS) ON INVESTMENTS                          1,381,609          5  17,563,435
                                                       ---------- ----------  ----------
NET INCREASE(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                            $ 1,534,881 $        5 $17,156,913
                                                       ========== ==========  ==========

                        1998
                        ----
INVESTMENT INCOME:
 Dividend distributions received                     $   350,608 $     ---- $   167,972
 Mortality and expense risk charge                      (257,976)      ----    (354,109)
                                                       ---------- ----------  ----------
NET INVESTMENT INCOME(LOSS)                               92,632       ----    (186,137)
                                                       ---------- ----------  ----------

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:
 Net realized gain distributions                       1,247,753       ----   4,393,780
 Net change in unrealized
 appreciation (depreciation)                           1,327,445       ----   8,556,162
                                                       ---------- ----------  ----------
NET GAIN(LOSS) ON INVESTMENTS                          2,575,198       ----  12,949,942
                                                       ---------- ---------- -----------
NET INCREASE(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                            $ 2,667,830 $     ---- $12,763,805
                                                       ========== ========== ===========

(1) Commenced business 11/02/99                         (3) Commenced business 12/07/99
(2) Commenced business 01/25/00                         (4) Commenced business 11/29/99

The accompanying notes are an integral part of these financial statements.


                                      F-I-5



                            FIDELITY VARIABLE INSURANCE PRODUCTS
---------------------------------------------------------------------------------------------
                                                             ASSET      ASSET     INVESTMENT
    GROWTH      HIGH       HIGH      OVERSEAS   OVERSEAS    MANAGER    MANAGER    GRADE BOND
               INCOME     INCOME
   S-CLASS     I-CLASS   S-CLASS      I-CLASS   S-CLASS     I-CLASS    S-CLASS     I-CLASS
      (1)                  (2)                    (3)                   (4)
   ---------- ---------- ----------  ---------- ----------  ---------  ---------  -----------
$        42  $  447,960 $       32 $   273,101 $       88 $ 1,035,167 $      66 $    262,163
     (1,222)    (56,484)       (94)   (163,794)      (264)   (277,686)     (868)     (37,985)
  ----------  ---------- ----------  ---------- ----------  ---------  ---------  -----------
     (1,180)    391,476        (62)    109,307       (176)    757,481      (802)     224,178
  ----------  ---------- ----------  ---------- ----------  ---------  ---------  -----------


      4,986        ----       ----   1,719,800        571   2,438,782       158         ----
    (28,905) (1,968,512)    (5,304) (5,438,855)    (6,592) (4,674,888)   (4,381)     177,787
  ---------- ---------- ----------  ---------- ----------  ----------- ---------   ----------
    (23,919) (1,968,512)    (5,304) (3,719,055)    (6,021) (2,236,106)   (4,223)     177,787
  ---------- ---------- ----------  ---------- ----------  ----------  ---------   ----------
$   (25,099)$(1,577,036)$   (5,366)$(3,609,748) $  (6,197)$(1,478,625)  $(5,025) $   401,965
  ========== ========== ==========  ========== ==========  ==========  =========  ===========




$      ---- $   792,857 $     ---- $   226,340 $     ---- $ 1,054,568$     ---- $    178,023
         (5)    (69,467)      ----    (138,144)      ----    (290,374)     ----      (39,812)
   ------------------------------------------------------------------------------------------
         (5)    723,390       ----      88,196       ----     764,194      ----      138,211
   ------------------------------------------------------------------------------------------


       ----      29,639       ----     365,064       ----   1,335,786      ----       55,850
        690    (141,192)      ----   5,444,790          3     995,823         8     (290,852)
  ---------- ---------- ----------  ---------- ----------  ---------  ---------   -----------
        690    (111,553)      ----   5,809,854          3   2,331,609         8     (235,002)
  ---------- ---------- ----------  ---------- ----------  ---------  ---------   -----------
$       685 $   611,837 $     ---- $ 5,898,050 $        3 $ 3,095,803 $       8 $    (96,791)
  ========== ========== ==========  ========== ==========  ==========  =========  ===========




$      ---- $   558,849 $     ---- $   271,677 $     ---- $   882,316 $    ---- $    146,622
       ----     (73,002)      ----    (128,820)      ----    (271,404)     ----      (39,733)
  ---------- ---------- ----------  ---------- ----------  ----------  ---------  -----------
       ----     485,847       ----     142,857       ----     610,912      ----      106,889
  ---------- ---------- ----------  ---------- ----------  ----------  ---------  -----------


       ----     355,102       ----     800,734       ----   2,646,949      ----       17,396
       ----  (1,057,850)      ----     959,668       ----     637,938      ----      179,497
  ---------- ---------- ----------  ---------- ----------   ---------  ---------  -----------
       ----    (702,748)      ----   1,760,402       ----   3,284,887      ----      196,893
  ---------- ---------- ----------  ---------- ----------   ---------  ---------  -----------
$      ---- $  (216,901) $    ---- $ 1,903,259 $     ---- $ 3,895,799 $    ---- $    303,782
   ========= ========== ==========  ========== ==========  ==========  =========  ===========

                                      F-I-6

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                            STATEMENTS OF OPERATIONS
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998


                                                         FIDELITY VARIABLE INSURANCE PRODUCTS
                                                         ------------------------------------
                                                                           ASSET       ASSET MANAGER
                                                                           MANAGER
                                                   CONTRAFUND CONTRAFUND   GROWTH        GROWTH
                                                    I-CLASS   S-CLASS(1)   I-CLASS      S-CLASS (2)
                                                   ---------- ----------- -----------  ------------
                      2000
                      ----
INVESTMENT INCOME:
 Dividend distributions received                  $   72,121 $        69  $   87,724 $          5
 Mortality and expense risk charge                  (189,463)       (898)    (35,031)         (20)
                                                   ---------- ----------- -----------  -----------
NET INVESTMENT INCOME(LOSS)                         (117,342)       (829)     52,693          (15)
                                                   ---------- ----------- -----------  -----------

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:
 Net realized gain distributions                   2,617,988       2,501     355,639           19
 Net change in unrealized
 appreciation (depreciation)                      (4,225,901)    (10,757)   (961,033)        (518)
                                                   ---------- ----------- -----------  -----------
NET GAIN(LOSS) ON INVESTMENTS                     (1,607,913)     (8,256)   (605,394)        (499)
                                                   ---------- ----------- -----------  -----------
NET INCREASE(DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                       $(1,725,255 $    (9,085) $ (552,701) $      (514)
                                                   ========== =========== ===========  ===========


                      1999
                      ----
INVESTMENT INCOME:
 Dividend distributions received                  $   68,862 $      ---- $    80,579 $       ----
 Mortality and expense risk charge                  (148,735)       ----     (32,359)        ----
                                                   ---------- ----------- -----------  -----------
NET INVESTMENT INCOME(LOSS)                          (79,873)       ----      48,220         ----
                                                   ---------- ----------- -----------  -----------

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:
 Net realized gain distributions                     504,989        ----     133,643         ----
 Net change in unrealized
 appreciation (depreciation)                       3,286,645         182     333,686         ----
                                                   ---------- ----------- -----------  -----------
NET GAIN(LOSS) ON INVESTMENTS                      3,791,634         182     467,329         ----
                                                   ---------- ----------- -----------  -----------
NET INCREASE(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                         $3,711,761 $       182 $   515,549 $       ----
                                                   ========== =========== ===========  ===========

                      1998
                      ----
INVESTMENT INCOME:
 Dividend distributions received                  $   56,896 $      ---- $    49,741 $       ----
 Mortality and expense risk charge                   (93,506)       ----     (25,300)        ----
NET INVESTMENT INCOME(LOSS)                          (36,610)       ----      24,441         ----
                                                   ---------- ----------- -----------  -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain distributions                     418,590        ----     232,615         ----
 Net change in unrealized
 appreciation (depreciation)                       2,407,939        ----     175,258         ----
                                                   ---------- ----------- -----------  -----------
NET GAIN(LOSS) ON INVESTMENTS                      2,826,529        ----     407,873         ----
                                                   ---------- ----------- -----------  -----------
NET INCREASE(DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                        $2,789,919 $      ---- $   432,314 $       ----
                                                   ========== =========== ===========  ===========

(1) Commenced business 11/29/99                                      (3) Commenced business 11/12/99
(2) Commenced business 02/02/00

The accompanying notes are an integral part of these financial statements.


                                      F-I-7

                                                                MORGAN STANLEY DEAN WITTER
  ALGER AMERICAN FUND      MFS VARIABLE INSURANCE TRUST             UNIVERSAL FUNDS. INC.
------------------------ -----------------------------------  --------------------------------
                           GLOBAL                    NEW                 EMERGING
              LEVERAGED    GOVERN.     UTILITIES  DISCOVERY    ASIAN      MARKETS    GLOBAL
   BALANCED    ALLCAP      SERIES       SERIES    SERIES       EQUITY     EQUITY     EQUITY
   ---------  ---------- ------------  ---------- ----------  ---------  ---------- ----------
$    50,804 $      ---- $     21,767 $    62,030 $     ----  $   2,330 $      ---- $   62,490
    (54,486)   (206,550)      (4,374)    (55,188)   (21,353)    (7,991)    (20,559)   (23,717)
   ---------  ---------- ------------  ---------- ----------  ---------  ---------- ----------
     (3,682)   (206,550)      17,393       6,842    (21,353)    (5,661)    (20,559)    38,773
   ---------  ---------- ------------  ---------- ----------  ---------  ---------- ----------


    484,561   2,368,184         ----     467,624     39,123    215,431     330,498    200,225
   (773,395) (8,755,596)       6,631    (121,911)  (436,706)  (699,731) (1,509,084)    67,947
   ---------  ---------- ------------  ---------- ----------  ---------  ---------- ----------
   (288,834) (6,387,412)       6,631     345,713   (397,583)  (484,300) (1,178,586)   268,172
   ---------  ---------- ------------  ---------- ----------  ---------  ---------- ----------
$  (292,516)$(6,593,962 $     24,024 $   352,555 $ (418,936) $(489,961)$(1,199,145 $  306,945
   =========  ========== ============  ========== ==========  =========  ========== ==========




$    39,415 $      ---- $     21,210 $    45,844 $     ---- $    5,861 $       320 $   30,920
    (33,636)    (99,090)      (3,721)    (35,886)       (37)    (5,901)    (10,340)   (20,462)
   ---------  ---------- ------------  ---------- ----------  ---------  ---------- ----------
      5,779     (99,090)      17,489       9,958        (37)       (40)    (10,020)    10,458
   ---------  ---------- ------------  ---------- ----------  ---------  ---------- ----------


    199,925     658,702         ----     230,507      1,661       ----        ----    119,961
    769,554   6,672,254      (32,288)    986,318      7,946    388,267     917,707    (47,308)
   ---------  ---------- ------------  ---------- ----------  ---------  ---------- ----------
    969,479   7,330,956      (32,288)  1,216,825      9,607    388,267     917,707     72,653
   ---------  ---------- ------------  ---------- ----------  ---------  ---------- ----------
$   975,258 $ 7,231,866 $    (14,799) $1,226,783 $    9,570 $  388,227 $   907,687 $   83,111
   =========  ========== ============  ========== ==========  =========  ========== ==========




$    24,247 $      ---- $      3,936  $   24,469 $     ---- $    2,129 $     4,381 $   14,013
    (16,462)    (31,317)      (3,503)    (20,971)      ----     (2,084)     (7,282)   (13,265)
   ---------  ---------- ------------  ---------- ----------  ---------  ---------- ----------
      7,785     (31,317)         433       3,498       ----         45      (2,901)       748
   ---------  ---------- ------------  ---------- ----------  ---------  ---------- ----------


    107,704     147,338         ----     111,249       ----       ----        ----     12,591
    417,950   1,626,709       29,642     262,317       ----     (2,798)   (219,226)   143,561
   ---------  ---------- ------------  ---------- ----------  ---------  ---------- ----------
    525,654   1,774,047       29,642     373,566       ----     (2,798)   (219,226)   156,152
   ---------  ---------- ------------  ---------- ----------  ---------  ---------- ----------
$   533,439 $ 1,742,730 $     30,075  $  377,064 $     ---- $   (2,753) $ (222,127) $ 156,900
   =========  ========== ============  ========== ==========  =========  ========== ==========


                                      F-I-8


                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                            STATEMENTS OF OPERATIONS
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998

                                                      MORGAN STANLEY DEAN      CALVERT VARIABLE
                                                            WITTER               SERIES, INC.
                                                     UNIVERSAL FUNDS, INC.    AMERITAS PORTFOLIOS
                                                     ---------------------- ------------------------

                                                    INTERNATIONAL  U.S.     EMERGING
                                                                   REAL
                                                      MAGNUM      ESTATE     GROWTH (1)   GROWTH (1)
                                                     ----------  ---------- ----------  ------------
                       2000
                       ----
INVESTMENT INCOME:
 Dividend distributions received                   $    14,608 $    27,333 $      ---- $     13,672
 Mortality and expense risk charge                     (16,788)     (9,678)   (213,853)    (334,112)
                                                     ----------  ----------  ----------  -----------
NET INVESTMENT INCOME(LOSS)                             (2,180)     17,655    (213,853)    (320,440)
                                                     ----------  ----------  ----------  -----------

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:
 Net realized gain distributions                        50,660       7,876     490,195         ----
 Net change in unrealized
 appreciation (depreciation)                          (316,308)    251,314  (5,621,575)  (6,071,447)
                                                     ----------  ----------  ----------  -----------
NET GAIN(LOSS) ON INVESTMENTS                         (265,648)    259,190  (5,131,380)  (6,071,447)
                                                     ----------  ----------  ----------  -----------
NET INCREASE(DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                         $  (267,828) $  276,845 $(5,345,233)$ (6,391,887)
                                                     ==========  ========== ===========  ===========

                       1999
                       ----
INVESTMENT INCOME:
 Dividend distributions received                   $    13,210 $    48,301 $      ---- $      4,570
 Mortality and expense risk charge                     (11,040)     (7,470)    (29,906)     (53,250)
                                                     ----------  ----------  ----------  -----------
NET INVESTMENT INCOME(LOSS)                              2,170      40,831     (29,906)     (48,680)
                                                     ----------  ----------  ----------  -----------

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:
 Net realized gain distributions                         5,512        ----        ----         ----
 Net change in unrealized
 appreciation (depreciation)                           307,353     (65,623)  7,429,373    4,889,022
                                                     ----------  ----------  ----------  -----------
NET GAIN(LOSS) ON INVESTMENTS                          312,865     (65,623)  7,429,373    4,889,022
                                                     ----------  ----------  ----------  -----------
NET INCREASE(DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                         $   315,035 $   (24,792) $7,399,467 $  4,840,342
                                                     ==========  ========== ===========  ===========

                       1998
                       ----
INVESTMENT INCOME:
 Dividend distributions received                   $     2,795 $    24,210 $      ---- $       ----
 Mortality and expense risk charge                      (6,689)     (6,758)       ----         ----
                                                     ----------  ---------- -----------  -----------
NET INVESTMENT INCOME(LOSS)                             (3,894)     17,452        ----         ----
                                                     ----------  ---------- -----------  -----------

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:
 Net realized gain distributions                         3,255       6,589        ----         ----
 Net change in unrealized
 appreciation (depreciation)                            39,545    (110,595)       ----         ----
                                                     ----------  ---------- -----------  -----------
NET GAIN(LOSS) ON INVESTMENTS                           42,800    (104,006)       ----         ----
                                                     ----------  ---------- -----------  -----------
NET INCREASE(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                          $    38,906 $   (86,554) $     ---- $       ----
                                                     ==========  ========== ===========  ===========

 (1) Commenced business 10/29/99
 (2) Commenced business 10/28/99

The accompanying notes are an integral part of these financial statements.


                                      F-I-9

                           CALVERT VARIABLE SERIES, INC.
                                AMERITAS PORTFOLIOS
----------------------------------------------------------------------------------------
    GROWTH      INCOME
     WITH        AND        INDEX      MIDCAP         MONEY                    SMALL
   INCOME     GROWTH (1)   500 (1)    GROWTH         MARKET     RESEARCH       CAP (1)
      (1)                                (1)           (2)         (1)
   ---------- ----------- ----------  ----------   ----------  -----------  ------------
$     8,794 $    22,473 $    174,138 $      ---- $     969,387 $     ----  $      ----
    (33,113)   (116,969)    (266,882)   (186,833)     (142,140)   (41,635)    (270,277)
   ---------- ----------  -----------  ----------    ---------- ----------  -----------
    (24,319)    (94,496)     (92,744)   (186,833)      827,247    (41,635)    (270,277)
   ---------- ----------  -----------  ----------    ---------- ----------  -----------


      6,430     631,286      358,915     586,728          ----    116,628      155,419
    (26,240)   (674,204)  (3,590,326)  1,254,077          ----   (422,967)  (9,184,137)
   ---------- ----------  -----------  ----------    ---------- ----------  -----------
    (19,810)    (42,918)  (3,231,411)  1,840,805          ----   (306,339)  (9,028,718)
   ---------- ----------  -----------  ----------    ---------- ----------  -----------
$   (44,129) $ (137,414) $(3,324,155) $1,653,972 $     827,247 $ (347,974) $(9,298,995)
   ========== ==========  ===========  ==========    ========== ==========  ===========




$     1,856 $      ---- $     45,131 $      ----  $    167,556 $     ---- $       ----
     (5,394)    (16,266)     (44,210)    (23,079)      (42,280)    (6,148)     (45,011)
   ---------- ----------  -----------  ----------     ---------- ----------  ----------
     (3,538)    (16,266)         921     (23,079)      125,276     (6,148)     (45,011)
   ---------- ----------  -----------  ----------     ---------- ----------  ----------


       ----     330,344         ----     358,344          ----     48,862      249,625
    169,338   2,280,729    2,194,432   2,535,359          ----    526,653    6,980,645
   --------- -----------  -----------  ----------    ---------- ----------  -----------
    169,338   2,611,073    2,194,432   2,893,703          ----    575,515    7,230,270
   --------- -----------  -----------  ----------    ---------- ----------  -----------
$   165,800 $ 2,594,807  $ 2,195,353 $ 2,870,624  $    125,276 $  569,367 $  7,185,259
   ========= ===========  ===========  ==========    ========== ==========  ===========




$      ---- $      ---- $       ---- $      ---- $        ---- $     ---- $       ----
       ----        ----         ----        ----          ----       ----         ----
   --------- -----------  -----------  ----------    ---------- ----------  -----------
       ----        ----         ----        ----          ----       ----         ----
   --------- -----------  -----------  ----------    ---------- ----------  -----------


       ----        ----         ----        ----          ----       ----         ----
       ----        ----         ----        ----          ----       ----         ----
   --------- -----------  -----------  ----------    ---------- ----------  -----------
       ----        ----         ----        ----          ----       ----         ----
   --------- -----------  -----------  ----------    ---------- ----------  -----------
$      ---- $      ---- $       ---- $      ----  $       ---- $     ---- $       ----
   ========= ===========  ===========  ==========    ========== ==========  ===========


                                      F-I-10

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                            STATEMENTS OF OPERATIONS
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998


                                                                  CALVERT VARIABLE
                                                                     SERIES, INC.
                                                               INTERNATIONAL   MID CAP       SMALL
                                                    BALANCED     EQUITY (2)    GROWTH       CAP (3)
                                                       (1)                      (3)
                                                    -----------  ----------- ----------  -----------
                      2000
                      ----
INVESTMENT INCOME:
 Dividend distributions received                  $        858 $       ---- $     ---- $       ----
 Mortality and expense risk charge                        (109)        (112)    (1,484)        (445)
                                                    -----------  ----------- ----------  -----------
NET INVESTMENT INCOME(LOSS)                                749         (112)    (1,484)        (445)
                                                    -----------  ----------- ----------  -----------

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:
 Net realized gain distributions                         1,514        4,576     59,778       12,978
 Net change in unrealized
 appreciation (depreciation)                            (4,831)      (7,313)   (96,429)      (4,871)
                                                    -----------  ----------- ----------  -----------
NET GAIN(LOSS) ON INVESTMENTS                           (3,317)      (2,737)   (36,651)       8,107
                                                    -----------  ----------- ----------  -----------
NET INCREASE(DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                        $     (2,568) $    (2,849) $ (38,135) $     7,662
                                                    ===========  =========== ==========  ===========

                      1999
                      ----
INVESTMENT INCOME:
 Dividend distributions received                  $       ---- $       ---- $     ---- $       ----
 Mortality and expense risk charge                        ----         ----       ----         ----
                                                    -----------  ----------- ----------  -----------
NET INVESTMENT INCOME(LOSS)                               ----         ----       ----         ----
                                                    -----------  ----------- ----------  -----------

REALIZED AND UNREALIZED GAIN(LOSS) ON
INVESTMENTS:
 Net realized gain distributions                          ----         ----       ----         ----
 Net change in unrealized
 appreciation (depreciation)                              ----         ----       ----         ----
                                                    -----------  ----------- ----------  -----------
NET GAIN(LOSS) ON INVESTMENTS                             ----         ----       ----         ----
                                                    -----------  ----------- ----------  -----------
NET INCREASE(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                        $        ---- $       ---- $     ---- $       ----

                                                    ===========  =========== ==========  ===========

                      1998
                      ----
INVESTMENT INCOME:
 Dividend distributions received                  $       ---- $       ---- $     ---- $       ----
 Mortality and expense risk charge                        ----         ----       ----         ----
                                                    -----------  ----------- ----------  -----------
NET INVESTMENT INCOME(LOSS)                               ----         ----       ----         ----
                                                    -----------  ----------- ----------  -----------

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:
 Net realized gain distributions                          ----         ----       ----         ----
 Net change in unrealized
 appreciation (depreciation)                              ----         ----       ----         ----
                                                    -----------  ----------- ----------  -----------
NET GAIN(LOSS) ON INVESTMENTS                             ----         ----       ----         ----
                                                    -----------  ----------- ----------  -----------
NET INCREASE(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                         $       ---- $       ---- $     ---- $       ----
                                                    ===========  =========== ==========  ===========


 (1) Commenced business 05/08/00                       (3) Commenced business 06/13/00
 (2) Commenced business 07/20/00

The accompanying notes are an integral part of these financial statements.

                                      F-I-11

                       AMERITAS VARIABLE LIFE INSURANCE COMPANY
                                  SEPARATE ACCOUNT V
                          STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998


                                                        FIDELITY VARIABLE INSURANCE
                                                                 PRODUCTS
                                                      --------------------------------
                                                       EQUITY      EQUITY
                                                       INCOME      INCOME     GROWTH
                                                       I-CLASS    S-CLASS     I-CLASS
                                                                     (1)
                                                      ---------- ----------  ---------
                       2000
                       ----
INCREASE(DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income(loss)                        $   238,389 $     (149) $ (541,583)
 Net realized gain distributions                      1,908,198         86   7,284,267
 Net change in unrealized
 appreciation(depreciation)                             (71,965)     3,108 (14,663,787)
                                                     ----------- ---------- -----------
NET INCREASE(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                             2,074,622      3,045  (7,921,103)

NET INCREASE(DECREASE) FROM
POLICYOWNER TRANSACTIONS                             (1,564,909)    54,650   1,536,177

                                                     ----------- ---------- -----------
TOTAL INCREASE(DECREASE) IN NET ASSETS                  509,713     57,695  (6,384,926)
NET ASSETS AT JANUARY 1, 2000                        30,853,338        599  66,260,394
                                                     ----------- ---------- -----------
NET ASSETS AT DECEMBER 31, 2000                     $31,363,051 $   58,294 $59,875,468
                                                     =========== ========== ===========


                       1999
                       ----
INCREASE(DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income(loss)                        $   153,272 $     ---- $  (406,522)
 Net realized gain distributions                        969,719       ----   5,202,111
 Net change in unrealized
 appreciation(depreciation)                             411,890          5  12,361,324
                                                     ---------- ----------  ----------
NET INCREASE(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                             1,534,881          5  17,156,913

NET INCREASE(DECREASE) FROM
POLICYOWNER TRANSACTIONS                               (173,132)       594   2,880,969
                                                     ---------- ----------  ----------
TOTAL INCREASE(DECREASE) IN NET ASSETS                1,361,749        599  20,037,882
NET ASSETS AT JANUARY 1, 1999                        29,491,589       ----  46,222,512
                                                     ---------- ---------- -----------
NET ASSETS AT DECEMBER 31, 1999                     $30,853,338 $      599 $66,260,394
                                                     ========== ==========  ==========


                       1998
                       ----
INCREASE(DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income(loss)                        $    92,632 $     ---- $  (186,137)
 Net realized gain distributions                      1,247,753       ----   4,393,780
 Net change in unrealized
 appreciation(depreciation)                           1,327,445       ----   8,556,162
                                                    ------------ ----------  ----------
NET INCREASE(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                             2,667,830       ----  12,763,805

NET INCREASE(DECREASE) FROM POLICYOWNER
TRANSACTIONS                                          2,101,252       ----   1,105,036
                                                     ----------- ----------  ----------
TOTAL INCREASE(DECREASE) IN NET ASSETS                4,769,082       ----  13,868,841
NET ASSETS AT JANUARY 1, 1998                        24,722,507       ----  32,353,671
                                                     ----------- ---------- -----------
NET ASSETS AT DECEMBER 31, 1998                     $29,491,589 $     ---- $46,222,512
                                                     =========== ========== ===========


(1) Commenced business 11/02/99                       (3) Commenced business 12/07/99
(2) Commenced business 01/25/00                       (4) Commenced business 11/29/99

The accompanying notes are an integral part of these financial statements.


                                      F-I-12

                             FIDELITY VARIABLE INSURANCE PRODUCTS
                                                           ASSET         ASSET      INVESTMENT
   GROWTH       HIGH        HIGH      OVERSEAS   OVERSEAS   MANAGER      MANAGER    GRADE BOND
                INCOME     INCOME
  S-CLASS      I-CLASS     S-CLASS    I-CLASS    S-CLASS    I-CLASS     S-CLASS       I-CLASS
    (1)                     (2)                    (3)                    (4)
-----------  ----------  ----------  ---------  ---------- ----------  ----------  ------------
    (1,180) $   391,476 $      (62) $  109,307 $     (176) $  757,481 $      (802) $    224,178
     4,986         ----       ----   1,719,800        571   2,438,782         158          ----
   (28,905)  (1,968,512)    (5,304) (5,438,855)    (6,592) (4,674,888)     (4,381)      177,787
-----------  ---------- ----------  ----------  ---------- -----------  ----------  ------------
   (25,099)  (1,577,036)    (5,366) (3,609,748)    (6,197) (1,478,625)     (5,025)      401,965
   229,634     (368,171)    40,972   1,600,635    115,137  (2,969,895)    102,515       970,318
-----------  ---------- ----------  ----------  ---------- -----------  ----------  ------------
   204,535   (1,945,207)    35,606  (2,009,113)   108,940  (4,448,520)     97,490     1,372,283
    19,803    7,277,912       ----  18,131,989         39  33,040,130         392     3,779,423
-----------  ----------- ---------- ----------- ---------- -----------  ----------  ------------
   224,338 $  5,332,705 $   35,606 $16,122,876 $  108,979 $28,591,610 $    97,882 $   5,151,706
===========  =========== ========== ===========  ========== ==========  ==========  ============




        (5) $   723,390 $     ---- $    88,196 $     ---- $   764,194 $      ---- $     138,211
      ----       29,639       ----     365,064       ----   1,335,786        ----        55,850
       690     (141,192)      ----   5,444,790          3     995,823           8      (290,852)
-----------  ----------- ----------   ---------  --------- -----------  ----------  ------------
       685      611,837       ----   5,898,050          3   3,095,803           8       (96,791)
    19,118   (1,595,898)      ----  (2,386,280)        36  (1,888,691)        384      (571,758)
-----------  ----------- ----------   ---------  --------- ----------  -----------  ------------
    19,803     (984,061)      ----   3,511,770         39   1,207,112         392      (668,549)
      ----    8,261,973       ----  14,620,219       ----  31,833,018        ----     4,447,972
-----------  ----------- ----------  ----------  --------- -----------  ----------  ------------
    19,803 $  7,277,912 $     ---- $18,131,989 $       39 $33,040,130 $       392 $   3,779,423
===========  =========== ========== ===========  ========= ===========  ==========  ============




      ---- $    485,847 $     ---- $   142,857 $     ---- $   610,912 $      ---- $     106,889
      ----      355,102       ----     800,734       ----   2,646,949        ----        17,396
      ----   (1,057,850)      ----     959,668       ----     637,938        ----       179,497
-----------  ----------- ----------   ---------  --------- -----------  ----------  ------------
      ----     (216,901)      ----   1,903,259       ----   3,895,799        ----       303,782
      ----      353,039       ----    (628,523)      ----     353,744        ----     1,166,836
-----------  ----------- ----------   ---------  --------- -----------  ----------  ------------
      ----      136,138       ----   1,274,736       ----   4,249,543        ----     1,470,618
      ----    8,125,835       ----  13,345,483       ----  27,583,475        ----     2,977,354
-----------  ----------- ---------- -----------  --------- -----------  ----------  ------------
      ---- $  8,261,973 $     ---- $14,620,219 $     ---- $31,833,018 $      ---- $   4,447,972
===========  =========== ========== =========== ========== ===========  ==========  ============

                                      F-I-13

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                       STATEMENTS OF CHANGES IN NET ASSETS
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998


                                                          FIDELITY VARIABLE INSURANCE PRODUCTS
                                                     -----------------------------------------------
                                                                             ASSET         ASSET
                                                                             MANAGER      MANAGER
                                                     CONTRAFUND CONTRAFUND    GROWTH      GROWTH
                                                     I-CLASS    S-CLASS      I-CLASS     S-CLASS (2)
                                                                  (1)
                                                     ---------  ---------  -----------  ------------
                       2000
                       ----
INCREASE(DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income(loss)                       $  (117,342)$     (829) $   52,693 $        (15)
 Net realized gain distributions                     2,617,988      2,501     355,639           19
 Net change in unrealized
 appreciation(depreciation)                         (4,225,901)   (10,757)   (961,033)        (518)
                                                     ---------  ---------  -----------  -----------
NET INCREASE(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                           (1,725,255)    (9,085)   (552,701)        (514)

NET INCREASE(DECREASE) FROM
POLICYOWNER TRANSACTIONS                             2,488,867    192,382     (95,886)       4,440
                                                     ---------  ---------  -----------  -----------
TOTAL INCREASE(DECREASE) IN NET ASSETS                 763,612    183,297    (648,587)       3,926
NET ASSETS AT JANUARY 1, 2000                       20,836,438      8,710   4,339,535         ----
                                                     ---------  ---------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2000                    $21,600,050 $  192,007 $ 3,690,948 $      3,926
                                                   ============ ========== ===========  ===========


                       1999
                       ----
INCREASE(DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income(loss)                       $   (79,873) $    ---- $    48,220 $       ----
 Net realized gain distributions                       504,989       ----     133,643         ----
 Net change in unrealized
 appreciation(depreciation)                          3,286,645        182     333,686         ----
                                                     ---------- ----------  ----------  -----------
NET INCREASE(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                            3,711,761        182     515,549         ----

NET INCREASE(DECREASE) FROM
POLICYOWNER TRANSACTIONS                             3,385,621      8,528     518,100         ----
                                                     ---------- ----------  ----------  -----------
TOTAL INCREASE(DECREASE) IN NET ASSETS               7,097,382      8,710   1,033,649         ----
NET ASSETS AT JANUARY 1, 1999                       13,739,056       ----   3,305,886         ----
                                                    ----------- ----------  ----------  -----------
NET ASSETS AT DECEMBER 31, 1999                    $20,836,438 $    8,710 $ 4,339,535 $       ----
                                                    ==========  ==========  ==========  ===========


                       1998
                       ----
INCREASE(DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income(loss)                       $   (36,610) $    ---- $    24,441 $       ----
 Net realized gain distributions                       418,590       ----     232,615         ----
 Net change in unrealized
 appreciation(depreciation)                          2,407,939       ----     175,258         ----
                                                     ----------  ---------  ----------  -----------
NET INCREASE(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                            2,789,919       ----     432,314         ----

NET INCREASE(DECREASE) FROM
POLICYOWNER TRANSACTIONS                             3,190,211       ----     582,288         ----
                                                     ----------  ---------  ----------  -----------
TOTAL INCREASE(DECREASE) IN NET ASSETS               5,980,130       ----   1,014,602         ----
NET ASSETS AT JANUARY 1, 1998                        7,758,926       ----   2,291,284         ----
                                                     ----------  ---------  ----------  -----------
NET ASSETS AT DECEMBER 31, 1998                    $13,739,056 $     ---- $ 3,305,886 $       ----
                                                    =========== ==========  ==========  ===========


(1) Commenced business 11/29/99                      (3) Commenced business 11/12/99
(2) Commenced business 02/02/00

The accompanying notes are an integral part of these financial statements.

                                      F-I-14


                                                                 MORGAN STANLEY DEAN WITTER
   ALGER AMERICAN FUND       MFS VARIABLE INSURANCE TRUST           UNIVERSAL FUNDS, INC.
   ---------------------  -----------------------------------  --------------------------------
                            GLOBAL                    NEW                 EMERGING
               LEVERAGED   GOVERN.     UTILITIES   DISCOVERY     ASIAN     MARKETS     GLOBAL
   BALANCED     ALLCAP      SERIES      SERIES     SERIES       EQUITY     EQUITY      EQUITY
                                                      (3)
-------------  ---------  -----------  ----------  ----------  ---------- ----------  ---------
$     (3,682) $ (206,550)$     17,393 $    6,842  $   (21,353) $   (5,661) $  (20,559) $  38,773
     484,561   2,368,184         ----    467,624       39,123     215,431     330,498    200,225
    (773,395) (8,755,596)       6,631   (121,911)    (436,706)   (699,731) (1,509,084)    67,947
   ----------  ----------  ----------- ----------  -----------  ----------  ---------- ----------
    (292,516) (6,593,962)      24,024    352,555     (418,936)   (489,961) (1,199,145)   306,945
   1,685,269   5,371,164      431,907  1,587,719    4,566,102      53,117     992,597    285,857
   ----------  ----------  ----------- ----------  -----------  ----------  ---------- ----------
   1,392,753  (1,222,798)     455,931  1,940,274    4,147,166    (436,844)   (206,548)   592,802
   5,088,391  21,283,423      408,406  5,619,019      151,120   1,091,435   2,178,789  2,673,103
   ---------- -----------  ----------- ----------  -----------  ----------  ---------- ----------
$  6,481,144 $20,060,625 $    864,337 $7,559,293 $  4,298,286 $   654,591  $1,972,241 $3,265,905
   ========== ===========  =========== ==========  ===========  ==========  ========== ==========



$      5,779 $   (99,090) $    17,489 $    9,958 $        (37) $      (40)    (10,020) $  10,458
     199,925     658,702         ----    230,507        1,661        ----        ----    119,961
     769,554   6,672,254      (32,288)   986,318        7,946     388,267     917,707    (47,308)
   ----------  ---------  -----------  ----------  -----------  ----------  ----------  ---------
     975,258   7,231,866      (14,799) 1,226,783        9,570     388,227     907,687     83,111
   1,387,144   8,506,289     (138,861  1,095,173      141,550     369,208     447,470    493,021
   ----------  ---------  -----------  ----------  -----------  ----------  ----------  ---------
   2,362,402  15,738,155     (153,660) 2,321,956      151,120     757,435   1,355,157    576,132
   2,725,989   5,545,268      562,066  3,297,063         ----     334,000     823,632  2,096,971
   ----------  ---------  -----------  ----------  -----------  ----------  ----------  ---------
$  5,088,391 $21,283,423 $    408,406 $5,619,019 $    151,120 $ 1,091,435   2,178,789 $2,673,103
   ==========  =========  ===========  ==========  ===========  ==========  ========== ==========




$      7,785 $   (31,317) $       433      3,498 $       ---- $        45      (2,901) $     748
     107,704     147,338         ----    111,249         ----        ----        ----     12,591
     417,950   1,626,709       29,642    262,317         ----      (2,798)   (219,226)   143,561
   ----------  ----------  ----------- ----------   ----------  ----------  ---------- ----------
     533,439   1,742,730       30,075    377,064         ----      (2,753)   (222,127)   156,900
     844,417   1,370,291      310,132  1,222,669         ----     149,362     308,380  1,088,835
   ----------  ----------  ----------- ----------   ----------  ----------  ---------- ----------
   1,377,856   3,113,021      340,207  1,599,733         ----     146,609      86,253  1,245,735
   1,348,133   2,432,247      221,859  1,697,330         ----     187,391     737,379    851,236
   ----------  ----------  ----------- ----------   ----------  ----------  ---------- ----------
$  2,725,989 $ 5,545,268 $    562,066  3,297,063 $       ---- $   334,000     823,632  2,096,971
   ==========  ==========  =========== ==========   ==========  ==========  ========== ==========

                                      F-I-15

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                       STATEMENTS OF CHANGES IN NET ASSETS
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998

                                                       MORGAN STANLEY DEAN      CALVERT VARIABLE
                                                             WITTER               SERIES, INC.
                                                      UNIVERSAL FUNDS, INC.   AMERITAS PORTFOLIOS
                                                      ----------------------  ---------------------

                                                      INTERNATIONAL  U.S.      EMERGING
                                                                     REAL
                                                       MAGNUM       ESTATE      GROWTH     GROWTH
                                                                                  (1)        (1)
                                                      ----------  ----------  ---------- ----------
                       2000
                       ----
INCREASE(DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income(loss)                        $    (2,180) $    17,655 $  (213,853) $ (320,440)
 Net realized gain distributions                         50,660        7,876     490,195        ----
 Net change in unrealized
 appreciation(depreciation)                            (316,308)     251,314  (5,621,575) (6,071,447)
                                                      ----------  ----------  ----------  ----------
NET INCREASE(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                              (267,828)     276,845  (5,345,233) (6,391,887)

NET INCREASE(DECREASE) FROM
POLICYOWNER TRANSACTIONS                                513,861      421,176   3,061,653   3,862,234
                                                      ----------  ----------  ----------  ----------
TOTAL INCREASE(DECREASE) IN NET ASSETS                  246,033      698,021  (2,283,580) (2,529,653)
NET ASSETS AT JANUARY 1, 2000                         1,763,093      879,484  23,591,072  36,591,430
                                                      ----------  ----------  ---------- -----------
NET ASSETS AT DECEMBER 31, 2000                     $ 2,009,126 $  1,577,505 $21,307,492 $34,061,777
                                                      ==========  ==========  ========== ===========


                       1999
INCREASE(DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income(loss)                        $     2,170 $     40,831 $   (29,906)  $ (48,680)
 Net realized gain distributions                          5,512         ----        ----        ----
 Net change in unrealized
 appreciation(depreciation)                             307,353      (65,623)  7,429,373   4,889,022
                                                      ----------  ----------  ----------  ----------
NET INCREASE(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                               315,035      (24,792)  7,399,467   4,840,342

NET INCREASE(DECREASE) FROM
POLICYOWNER TRANSACTIONS                                514,795       44,736  16,191,605  31,751,088

                                                      ----------  ----------  ----------  ----------
TOTAL INCREASE(DECREASE) IN NET ASSETS                  829,830       19,944  23,591,072  36,591,430
NET ASSETS AT JANUARY 1, 1999                           933,263      859,540        ----        ----
                                                      ----------  ----------  ----------  ----------
NET ASSETS AT DECEMBER 31, 1999                     $ 1,763,093 $    879,484  23,591,072 $36,591,430
                                                      ==========  ==========  ========== ===========


                       1998
                       ----
INCREASE(DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income(loss)                        $    (3,894) $    17,452 $      ---- $      ----
 Net realized gain distributions                          3,255        6,589        ----        ----
 Net change in unrealized
 appreciation(depreciation)                              39,545     (110,595)       ----        ----
                                                      ----------  ----------   ---------  ----------
NET INCREASE(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                38,906      (86,554)       ----        ----

NET INCREASE(DECREASE) FROM
POLICYOWNER TRANSACTIONS                                363,729      313,960        ----        ----

                                                      ----------  ----------  ----------  ----------
TOTAL INCREASE(DECREASE) IN NET ASSETS                  402,635      227,406        ----        ----
NET ASSETS AT JANUARY 1, 1998                           530,628      632,134        ----        ----
                                                      ----------  ----------  ----------  ----------
NET ASSETS AT DECEMBER 31, 1998                     $   933,263 $    859,540 $      ---- $      ----
                                                      ==========  ==========  ==========  ==========


 (1) Commenced business 10/29/99
 (2) Commenced business 10/28/99

The accompanying notes are an integral part of these financial statements.


                                      F-I-16


                            CALVERT VARIABLE SERIES, INC.
                                 AMERITAS PORTFOLIOS
--------------------------------------------------------------------------------------
     GROWTH      INCOME
      WITH         AND        INDEX      MIDCAP       MONEY                   SMALL
   INCOME (1)    GROWTH       500 (1)    GROWTH      MARKET      RESEARCH     CAP (1)
                   (1)                     (1)         (2)         (1)
   -----------  ----------  ----------  ----------  ----------  ----------- ----------

 $    (24,319) $   (94,496) $  (92,744) $ (186,833) $  827,247 $   (41,635) $ (270,277)
        6,430      631,286     358,915     586,728        ----     116,628     155,419
      (26,240)    (674,204) (3,590,326)  1,254,077        ----    (422,967) (9,184,137)
   -----------  ----------  ----------  ----------  ----------  ----------- ----------
      (44,129)    (137,414) (3,324,155)  1,653,972     827,247    (347,974) (9,298,995)
      563,968    2,579,262   2,626,050   5,262,457  (3,036,799)  1,021,104     892,975
   -----------  ----------  ----------  ----------  ----------  ----------- ----------
      519,839    2,441,848    (698,105)  6,916,429  (2,209,552)    673,130  (8,406,020)
    3,850,270   11,597,650  30,404,852  15,923,042  18,688,200   4,311,395  32,079,174
   -----------  ----------  ----------  ----------  ----------  ----------- ----------
 $  4,370,109 $ 14,039,498 $29,706,747 $22,839,471 $16,478,648 $ 4,984,525 $23,673,154
   ===========  ==========  ==========  ==========  ==========  =========== ==========




 $     (3,538) $   (16,266) $      921 $   (23,079) $  125,276 $    (6,148) $  (45,011)
         ----      330,344        ----     358,344        ----      48,862     249,625
      169,338    2,280,729   2,194,432   2,535,359        ----     526,653   6,980,645
   -----------  ----------  ----------  ----------  ----------  ----------- ----------
      165,800    2,594,807   2,195,353   2,870,624     125,276     569,367   7,185,259
    3,684,470    9,002,843  28,209,499  13,052,418  18,562,924   3,742,028  24,893,915
   -----------  ----------  ----------  ----------  ----------  ----------- ----------
    3,850,270   11,597,650  30,404,852  15,923,042  18,688,200   4,311,395  32,079,174
         ----         ----        ----        ----        ----        ----        ----
   -----------  ----------  ----------  ----------  ----------  ----------- ----------
$   3,850,270 $ 11,597,650  30,404,852 $15,923,042 $18,688,200 $ 4,311,395 $32,079,174
   ===========  ==========  ==========  ==========  ==========  =========== ==========




$        ---- $       ---- $      ---- $      ---- $      ---- $      ---- $      ----
         ----         ----        ----        ----        ----        ----        ----
         ----         ----        ----        ----        ----        ----        ----
   ----------   ----------  ----------  ----------  ----------  ----------  ----------
         ----         ----        ----        ----        ----        ----        ----
         ----         ----        ----        ----        ----        ----        ----
   ----------   ----------  ----------  ----------  ----------  ----------  ----------
         ----         ----        ----        ----        ----        ----        ----
         ----         ----        ----        ----        ----        ----        ----
   ----------   ----------  ----------  ----------  ----------  ----------  ----------
$        ---- $       ---- $      ---- $      ---- $      ---- $      ---- $      ----
   ==========   ==========  ==========  ==========  ==========  =========== ==========

                                      F-I-17


                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                       STATEMENTS OF CHANGES IN NET ASSETS
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998



                                                            CALVERT VARIABLE SERIES, INC.
                                                               INTERNATIONAL  MID CAP      SMALL
                                                     BALANCED    EQUITY (2)   GROWTH       CAP (3)
                                                        (1)                      (3)
                                                     ----------  ----------- ----------  ----------
                       2000
                       ----
INCREASE(DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income(loss)                       $       749 $       (112) $  (1,484) $     (445)
 Net realized gain distributions                         1,514        4,576     59,778      12,978
 Net change in unrealized
 appreciation(depreciation)                             (4,831)      (7,313)   (96,429)     (4,871)
                                                     ----------  ----------- ----------  ----------
NET INCREASE(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                               (2,568)      (2,849)   (38,135)      7,662

NET INCREASE(DECREASE) FROM
POLICYOWNER TRANSACTIONS                                55,664       56,348    829,975     339,728
                                                     ----------  ----------- ----------  ----------
TOTAL INCREASE(DECREASE) IN NET ASSETS                  53,096       53,499    791,840     347,390
NET ASSETS AT JANUARY 1, 2000                             ----         ----       ----        ----
                                                     ----------  ----------- ----------  ----------
NET ASSETS AT DECEMBER 31, 2000                    $    53,096 $     53,499 $  791,840 $   347,390
                                                     ==========  =========== ==========  ==========


                       1999
                       ----
INCREASE(DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income(loss)                       $      ---- $       ---- $     ---- $      ----
 Net realized gain distributions                          ----         ----       ----        ----
 Net change in unrealized
 appreciation(depreciation)                               ----         ----       ----        ----
                                                     ----------  ----------- ----------  ----------
NET INCREASE(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                 ----         ----       ----        ----

NET INCREASE(DECREASE) FROM
POLICYOWNER TRANSACTIONS                                  ----         ----       ----        ----
                                                     ----------  ----------- ----------  ----------
TOTAL INCREASE(DECREASE) IN NET ASSETS                    ----         ----       ----        ----
NET ASSETS AT JANUARY 1, 1999                             ----         ----       ----        ----
                                                     ----------  ----------- ----------  ----------
NET ASSETS AT DECEMBER 31, 1999                    $      ---- $       ---- $     ---- $      ----
                                                     ==========  =========== ==========  ==========


                       1998
                       ----
INCREASE(DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income(loss)                       $      ---- $       ---- $     ---- $      ----
 Net realized gain distributions                          ----         ----       ----        ----
 Net change in unrealized
 appreciation(depreciation)                               ----         ----       ----        ----
                                                     ----------  ----------- ----------  ----------
NET INCREASE(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                 ----         ----       ----        ----

NET INCREASE(DECREASE) FROM
POLICYOWNER TRANSACTIONS                                  ----         ----       ----        ----
                                                     ----------  ----------- ----------  ----------
TOTAL INCREASE(DECREASE) IN NET ASSETS                    ----         ----       ----        ----
NET ASSETS AT JANUARY 1, 1998                             ----         ----       ----        ----
                                                     ----------  ----------- ----------  ----------
NET ASSETS AT DECEMBER 31, 1998                    $      ---- $       ---- $     ---- $      ----
                                                     ==========  =========== ==========  ==========

 (1) Commenced business 05/08/00
 (2) Commenced business 07/20/00
 (3) Commenced business 06/13/00

The accompanying notes are an integral part of these financial statements.

                                      F-I-18

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                          NOTES TO FINANCIAL STATEMENTS



1.   ORGANIZATION AND ACCOUNTING POLICIES

     Ameritas Variable Life Insurance Company Separate Account V (the Account) was established on August 28, 1985, under Nebraska law by Ameritas Variable Life Insurance Company (AVLIC), a wholly-owned subsidiary of AMAL Corporation, a holding company 66% owned by Ameritas Life Insurance Corp.
     (ALIC) and 34% owned by AmerUs Life Insurance Company (AmerUs). The assets of the Account are segregated from AVLIC's other assets and are used only to support variable life products issued by AVLIC.

     The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. At December 31, 2000, there are thirty-eight subaccounts within the Account. Fifteen of the subaccounts invest only in a corresponding Fidelity Variable Insurance Products Portfolio. The fund is a diversified open-end management investment company and is managed by Fidelity Management and Research Company (Fidelity). Two of the subaccounts invest only in a corresponding Portfolio of Alger American Fund which is a diversified open-end management investment company managed by Fred Alger Management, Inc. (Alger Management). Three of the subaccounts invest only in a corresponding Portfolio of MFS Variable Insurance Trust which is a diversified open-end management investment company managed by Massachusetts Financial Services Company (MFS Co.).
     Five of the subaccounts invest only in a corresponding Portfolio of Morgan Stanley Dean Witter Universal Funds, Inc. which is a diversified open-end management investment company managed by Morgan Stanley Dean Witter
     Investment Management Inc. Nine of the subaccounts invest only in a corresponding Portfolio of Calvert Variable Series, Inc. Ameritas Portfolios (Ameritas Portfolio) which is a diversified open-end management investment company managed by Ameritas Investment Corp. (see Note 3). Four of the subaccounts invest only in a corresponding Portfolio of Calvert Variable Series, Inc. which is a diversified open-end management investment company managed by Calvert Asset Management Company, Inc. (see Note 3). Each Portfolio pays the manager a monthly fee for managing its investments and business affairs. The assets of the Account are carried at the net asset value of the underlying Portfolios of the fund.

     Pursuant to an order of the SEC allowing for the substitution, all policyowner funds invested in a Portfolio of Fidelity Money Market were transferred to the Money Market subaccount of the Ameritas Portfolio as of October 28, 1999. Also, as of October 29, 1999 pursuant to an order of the SEC allowing for the substitution, all policyowner funds invested in a Portfolio of Fidelity Index 500 I-Class were transferred to the Index 500 subaccount of the Ameritas Portfolio; all policyowner funds invested in a Portfolio of Alger Management Growth were transferred to the Growth subaccount of the Ameritas Portfolio; all policyowner funds invested in a Portfolio of Alger Management Income and Growth were transferred to the Income and Growth subaccount of the Ameritas Portfolio; all policyowner funds invested in a Portfolio of Alger Management Small Capitalization Fund were transferred to the Small Cap subaccount of the Ameritas Portfolio; all policyowner funds invested in a Portfolio of Alger Management MidCap Growth were transferred to the MidCap Growth subaccount of the Ameritas Portfolio; all policyowner funds invested in a Portfolio of MFS Co. Emerging Growth Series were transferred to the Emerging Growth subaccount of the Ameritas Portfolio; all policyowner funds invested in a Portfolio of MFS Co. Research Series was transferred to the Research subaccount of the Ameritas Portfolio; and all policyowner funds invested in a Portfolio of MFS Co. Growth with Income Series were transferred to the Growth with Income subaccount of the Ameritas Portfolio.

                                      F-I-19

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                          NOTES TO FINANCIAL STATEMENTS


1.   ORGANIZATION AND ACCOUNTING
     POLICIES, CONTINUED

     USE OF ESTIMATES
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


     VALUATION OF INVESTMENTS
     The assets of the Account are carried at the net asset value of the underlying Portfolios. The value of the policyowners' units corresponds to the Account's investment in the underlying subaccounts. The availability of investment portfolio and subaccount options may vary between products. Share transactions and security transactions are accounted for on a trade date basis.


     FEDERAL AND STATE TAXES
     The operations of the Account are included in the federal income tax return of AVLIC, which is taxed as a life insurance company under the Internal Revenue Code. AVLIC has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, AVLIC does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.


2.   POLICYOWNER CHARGES

     AVLIC charges the Account for mortality and expense risks assumed. A daily charge is made on the average daily value of the net assets representing equity of policyowners held in each subaccount per each product's current policy provisions. Additional charges are made at intervals and in amounts per each product's current policy provisions.
     These charges are prorated against the balance in each investment option of the policyowner, including the Fixed Account option which is not reflected in this separate account.


3.   RELATED PARTIES

     During October 1999, AVLIC established a variable insurance trust (VIT) which contains the Ameritas Portfolios. The Ameritas Portfolios are managed by Ameritas Investment Corp., an affiliate of AVLIC. During the years ended December 31, 2000 and 1999, the Account incurred advisory fees of approximately $894,000 and $119,000, respectively, payable to Ameritas Investment Corp. Other affiliates of AVLIC also provided sub-advisory and administrative services to the Ameritas Portfolios during 2000 and 1999 of approximately $125,000 and $25,000, respectively.

     Calvert Asset Management Company, Inc., an affiliate of AVLIC, serves as an investment advisor to the Calvert Variable Series, Inc. Social Balanced, Social International Equity, Social Mid Cap Growth, and Social Small Cap Portfolios.

                                     F-I-20

4.   SHARES OWNED
     The Account invests in shares of mutual funds. Share activity and total shares were as follows:


                                                FIDELITY VARIABLE INSURANCE PRODUCTS
                                    -------------------------------------------------------------
                                       EQUITY        EQUITY
                                       INCOME        INCOME         GROWTH         GROWTH
                                       I-CLASS     S-CLASS (1)      I-CLASS       S-CLASS (1)
                                   -------------- ------------- --------------- --------------
Shares owned at January 1, 2000    1,200,052.051        23.348   1,206,269.664        361.373
Shares acquired                      591,710.181     2,520.167     895,258.092      6,602.050
Shares disposed of                  (562,802.618)     (253.036)   (729,810.283)    (1,806.274)
                                   -------------- ------------- --------------- --------------
Shares owned at December 31, 2000  1,228,959.614     2,290.479   1,371,717.473      5,157.149
                                   ============== ============= =============== ==============



Shares owned at January 1, 1999    1,160,172.618          ----   1,030,142.884           ----
Shares acquired                      476,446.645        23.847     680,116.041        362.428
Shares disposed of                  (436,567.212)       (0.499)   (503,989.261)        (1.055)
                                   -------------- ------------- --------------- --------------
Shares owned at December 31, 1999  1,200,052.051        23.348   1,206,269.664        361.373
                                   ============== ============= =============== ==============



Shares owned at January 1, 1998    1,018,225.148          ----     872,066.612           ----
Shares acquired                      590,346.286          ----     801,025.403           ----
Shares disposed of                  (448,398.816)         ----    (642,949.131)          ----
                                   -------------- ------------- --------------- --------------
Shares owned at December 31, 1998  1,160,172.618          ----   1,030,142.884           ----
                                   ============== ============= =============== ==============



(1) Commenced business 11/02/99                     (3) Commenced business 12/07/99
(2) Commenced business 01/25/00                     (4) Commenced business 11/29/99


                                      F-I-21


                             FIDELITY VARIABLE INSURANCE PRODUCTS
-----------------------------------------------------------------------------------------------
                                                           ASSET        ASSET      INVESTMENT
   HIGH INCOME  HIGH INCOME    OVERSEAS     OVERSEAS      MANAGER      MANAGER     GRADE BOND
     I-CLASS    S-CLASS (2)     I-CLASS    S-CLASS (3)    I-CLASS    S-CLASS (4)     I-CLASS
   ------------ ------------  ------------ ------------ ------------ ------------  ------------
   643,493.640         ----    660,786.721       1.414  1,769,690.988     21.069   310,807.857
   765,584.221    4,564.983  2,080,496.550   8,123.070    554,326.329 10,015.751   396,404.152
  (757,157.721)    (196.160)(1,934,736.191) (2,659.124)  (537,041.647)(3,884.590) (298,021.591)
   ------------ ------------  ------------ ------------  ------------ -----------  ------------
   651,920.140    4,368.823    806,547.080   5,465.360  1,786,975.670  6,152.230   409,190.418
   ============ ============  ============ ============  ============ ===========  ============



   716,563.299         ----    729,187.972        ----  1,752,919.543       ----   343,207.716
 2,358,341.689         ----  2,163,832.620       1.699    488,206.777     22.633   352,083.082
(2,431,411.348)        ---- (2,232,233.871)     (0.285)  (471,435.332)    (1.564) (384,482.941)
   ------------ ------------ ------------- ------------ -------------- ----------  ------------
   643,493.640         ----    660,786.721       1.414  1,769,690.988     21.069   310,807.857
   ============ ============ ============= ============ -============= ==========  ============



   598,367.840         ----    695,077.235        ----  1,531,564.418       ----   237,050.443
 2,095,006.665         ----  2,333,977.875        ----    678,058.443       ----   639,413.242
(1,976,811.206)        ----  2,299,867.138)       ----   (456,703.318)      ----  (533,255.969)
   ------------ ------------  ------------ ------------  ------------ -----------  ------------
   716,563.299         ----    729,187.972        ----  1,752,919.543       ----   343,207.716
   ============ ============  ============ ============  ============ ===========  ============


                                      F-I-22

                      AMERITAS VARIABLE LIFE INSURANCE COMPANY
                                 SEPARATE ACCOUNT V
                            NOTES TO FINANCIAL STATEMENTS




4.  SHARES OWNED, CONTINUED
    The Account invests in shares of mutual funds. Share activity and total shares were as follows:

                                               FIDELITY VARIABLE INSURANCE PRODUCTS
                                          -------------------------------------------------
                                                                      ASSET        ASSET
                                                                      MANAGER      MANAGER
                                          CONTRAFUND    CONTRAFUND    GROWTH       GROWTH
                                            I-CLASS     S-CLASS      I-CLASS      S-CLASS
                                               (1)                                   (2)
                                          ------------ -----------  -----------  -----------
    Shares owned at January 1, 2000        714,800.541     299.329   236,100.860       ----
    Shares acquired                        593,382.007   9,110.452   143,468.361    300.632
    Shares disposed of                    (398,323.758) (1,297.971) (123,431.371)   (26.310)
                                           ------------ ----------- -----=-------  ---------
    Shares owned at December 31, 2000      909,858.790   8,111.810   256,137.850    274.322
                                           ============ =========== =============  =========



    Shares owned at January 1, 1999        562,154.419        ----   194,121.333       ----
    Shares acquired                        441,475.107     300.373   130,128.414       ----
    Shares disposed of                    (288,828.985)     (1.044)  (88,148.887)      ----
                                           ------------ -----------  -----------  ----------
    Shares owned at December 31, 1999      714,800.541     299.329   236,100.860       ----
                                           ============ ===========  ===========  ==========



    Shares owned at January 1, 1998        389,113.666        ----   140,054.018       ----
    Shares acquired                        496,047.058        ----   152,783.138       ----
    Shares disposed of                    (323,006.305)       ----   (98,715.823)      ----
                                           ------------ -----------  -----------  ----------
    Shares owned at December 31, 1998      562,154.419        ----   194,121.333       ----
                                           ============ ===========  ===========  ==========




    (1) Commenced business 11/29/99                  (3) Commenced business 11/12/99
    (2) Commenced business 02/02/00

                                      F-I-23


                                                                   MORGAN STANLEY DEAN
                                                                         WITTER
   ALGER AMERICAN FUND         MFS VARIABLE INSURANCE TRUST       UNIVERSAL FUNDS, INC.
-------------------------- ------------------------------------- ------------------------
                             GLOBAL                                              EMERGING
               LEVERAGED     GOVERN.     UTILITIES       NEW          ASIAN       MARKETS
                                                      DISCOVERY
  BALANCED      ALLCAP       SERIES        SERIES      SERIES (3)     EQUITY       EQUITY
------------- ------------ ------------ ------------  -----------  -----------  -----------
 326,807.439   367,145.479   40,718.448  232,575.290    8,750.402  116,856.034  157,426.804
 333,409.275   565,587.805  144,875.609  234,941.622  368,284.249  750,854.354  386,298.344
(189,545.339) (415,706.863) (99,246.726)(146,800.195)(118,257.665)(702,409.477)(265,553.347)
------------- ------------ ------------ ------------  -----------  -----------  -----------
 470,671.375   517,026.421   86,347.331  320,716.717  258,776.986  165,300.911  278,171.801
============= ============ ============ ============  ===========  ===========  ===========



 210,014.615   158,890.232   51,660.465  166,350.240         ----   63,862.444  115,841.118
 243,382.099   408,802.915   81,155.171  187,829.047    8,892.132  254,668.590  271,873.580
------------- ------------ ------------ ------------  -----------  -----------  ------------
(126,589.275) (200,547.668) (92,097.188)(121,603.997)    (141.730)(201,675.000)(230,287.894)
============= ============ ============ ============  ===========  ===========  ============
 326,807.439   367,145.479   40,718.448  232,575.290    8,750.402  116,856.034  157,426.804



 125,291.131   104,973.976   21,729.618   94,348.503         ----   33,225.337   78,194.995
 179,874.177   159,683.710   88,429.719  186,751.323         ----   99,976.563  334,441.671
 (95,150.693) (105,767.454) (58,498.872)(114,749.586)        ----  (69,339.456)(296,795.548)
------------- ------------ ------------ ------------  -----------  -----------  ------------
 210,014.615   158,890.232   51,660.465  166,350.240         ----   63,862.444  115,841.118
============= ============ ============ ============  ===========  ===========  ============


                                      F-I-24

                       AMERITAS VARIABLE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                          NOTES TO FINANCIAL STATEMENTS




4.  SHARES OWNED, CONTINUED
    The Account invests in shares of mutual funds. Share activity and total shares were as follows:

                                         MORGAN STANLEY DEAN                    CALVERT VARIABLE
                                               WITTER                             SERIES, INC.,
                                        UNIVERSAL FUNDS, INC.                  AMERITAS PORTFOLIOS
                                       ------------------------              ------------------------

                                         GLOBAL   INTERNATIONAL   U.S. REAL    EMERGING
                                         EQUITY      MAGNUM         ESTATE     GROWTH (1)    GROWTH (1)
                                       ----------- ------------  -----------  -----------   -----------
    Shares owned at January 1, 2000    207,539.068  126,932.562   96,540.525   623,113.360  564,421.258
    Shares acquired                    220,258.184  242,779.068  168,532.172   532,744.189  304,896.952
    Shares disposed of                (180,192.737)(199,157.615)(128,017.534) (439,639.328)(248,432.723)
                                       -----------  ------------ -----------   -----------  -----------
    Shares owned at December 31, 2000  247,604.515  170,554.015  137,055.163   716,218.221  620,885.487
                                        =========== ============ ===========   ===========  ===========



    Shares owned at January 1,  1999   159,586.755   83,104.465   87,708.290          ----         ----
    Shares acquired                    180,054.175  156,678.468   86,347.339   681,160.044  618,142.153
    Shares disposed of                (132,101.862)(112,850.371) (77,515.104)  (58,046.684) (53,720.895)
                                       ----------- ------------- -----------   -----------  -----------
    Shares owned at December 31, 1999  207,539.068  126,932.562   96,540.525   623,113.360  564,421.258
                                       =========== ============= ===========   ===========  ===========



    Shares owned at January 1, 1998     72,507.289   51,120.253   55,401.749          ----         ----
    Shares acquired                    172,405.252  120,740.453  136,182.392          ----         ----
    Shares disposed of                 (85,325.786) (88,756.241)(103,875.851)         ----         ----
                                       ----------- ------------- -----------   -----------  -----------
    Shares owned at December 31, 1998  159,586.755   83,104.465   87,708.290          ----         ----
                                       =========== ============= ===========   ===========  ===========



    (1) Commenced business 10/29/99
    (2) Commenced business 10/28/99

                                      F-I-25

                              CALVERT VARIABLE SERIES, INC.
                                    AMERITAS PORTOLIOS
------------------------------------------------------------------------------------------------

GROWTH WITH    INCOME AND     INDEX        MIDCAP          MONEY                       SMALL
 INCOME (1)    GROWTH (1)    500 (1)     GROWTH (1)      MARKET (2)      RESEARCH     CAP (1)
                                                                           (1)
------------- ------------ ------------ -----------   --------------   ------------ ------------
 181,873.924   668,452.484  181,738.510  505,493.406   18,688,200.480   187,533.532  568,578.051
 145,497.305   503,728.380  122,641.610  542,063.519  124,074,766.721   183,480.596  586,034.917
(120,060.532) (329,473.886)(104,549.985)(386,692.585)(126,284,317.729) (136,448.184)(568,933.770)
------------- ------------ ------------ ------------  ---------------  ------------ ------------
 207,310.697   842,706.978  199,830.135  660,864.340   16,478,649.472   234,565.944  585,679.198
============= ============ ============ ============  ===============  ============ ============



        ----          ----         ----         ----             ----          ----         ----
 201,328.796   739,847.832  199,984.145  547,305.396   38,484,753.390   214,317.878  633,188.695
 (19,454.872)  (71,395.348) (18,245.635) (41,811.990) (19,796,552.910)  (26,784.346) (64,610.644)
------------- ------------ ------------ ------------  ---------------  ------------  -----------
 181,873.924   668,452.484  181,738.510  505,493.406   18,688,200.480   187,533.532  568,578.051
============= ============ ============ ============  ===============  ============  ===========



        ----          ----         ----         ----             ----          ----         ----
        ----          ----         ----         ----             ----          ----         ----
        ----          ----         ----         ----             ----          ----         ----
------------- ------------ ------------ ------------   --------------  ------------  -----------
        ----          ----         ----         ----             ----          ----         ----
============= ============ ============ ============   ==============  ============  ===========


                                      F-I-26

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                          NOTES TO FINANCIAL STATEMENTS




4.   SHARES OWNED, CONTINUED
     The Account invests in shares of mutual funds. Share activity and total shares were as follows:

                                                  CALVERT VARIABLE SERIES, INC.
                                         -------------------------------------------------

                                                    INTERNATIONAL   MID CAP       SMALL
                                         BALANCED    EQUITY (2)    GROWTH (3)    CAP (3)
                                            (1)
                                         ----------- ------------ -----------  -----------

    Shares owned at January 1, 2000             ----         ----        ----         ----
    Shares acquired                       32,196.362    3,261.272  33,906.929   30,145.064
    Shares disposed of                    (5,674.091)    (499.333) (8,388.371)  (4,563.999)
                                         ----------- ------------ -----------  -----------
    Shares owned at December 31, 2000     26,522.271    2,761.939  25,518.558   25,581.065
                                         =========== ============ ===========  ===========



    Shares owned at January 1, 1999             ----         ----        ----         ----
    Shares acquired                             ----         ----        ----         ----
    Shares disposed of                          ----         ----        ----         ----
                                         ----------- ------------ -----------  -----------
    Shares owned at December 31, 1999           ----         ----        ----         ----
                                         =========== ============ ===========  ===========



    Shares owned at January 1, 1998             ----         ----        ----         ----
     Shares acquired                            ----         ----        ----         ----
    Shares disposed of                          ----         ----        ----         ----
                                         ----------- ------------ -----------  -----------
    Shares owned at December 31, 1998           ----         ----        ----         ----
                                         =========== ============ ===========  ===========



     (1) Commenced business 05/08/00                  (3) Commenced business 06/13/00
     (2) Commenced business 07/20/00


                                      F-I-27

INDEPENDENT AUDITORS' REPORT



To the Board of Directors
Ameritas Variable Life Insurance Company
Lincoln, Nebraska

We have audited the accompanying balance sheets of Ameritas Variable Life Insurance Company (a wholly owned subsidiary of AMAL Corporation) as of December 31, 2000 and 1999, and the related statements of operations, comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Ameritas Variable Life Insurance Company as of December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.



/s/Deloitte & Touche LLP


Lincoln, Nebraska
February 9, 2001

                                    F-II-1

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                                 BALANCE SHEETS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                              DECEMBER 31
                                                      --------------------------
                                                          2000           1999
                                                      ------------  ------------
ASSETS
     Investments:
       Fixed maturity securities, available for sale
             (amortized cost $141,027  - 2000 and
             $129,567 - 1999)                         $   139,933   $   124,734
       Equity securities (amortized cost
             $2,031 - 2000 and $2,031 - 1999)               1,745         1,705
       Mortgage loans on real estate                        2,091         1,392
       Loans on insurance policies                         23,186        16,499
                                                      ------------  ------------
           Total investments                              166,955       144,330

     Cash and cash equivalents                             18,347        11,970
     Accrued investment income                              2,873         2,442
     Reinsurance receivable-affiliate                       9,870        35,921
     Reinsurance recoverable-affiliates                     2,414           153
     Prepaid reinsurance premium-affiliates                 2,891         2,537
     Deferred policy acquisition costs                    160,827       152,297
     Federal income tax receivable                          4,161             -
     Other                                                  2,705         2,840
     Separate Accounts                                  2,262,680     2,394,445
                                                      ------------  ------------
                                                      $ 2,633,723   $ 2,746,935

LIABILITIES AND STOCKHOLDER'S EQUITY
   LIABILITIES:
     Policy and contract reserves                     $     3,105   $     2,185
     Policy and contract claims                             2,831           755
     Accumulated contract values                          241,038       240,050
     Unearned policy charges                                2,390         2,030
     Unearned reinsurance ceded allowance                   3,946         3,942
     Federal income tax payable-
           Current                                              -         2,922

           Deferred                                         6,846         6,725
     Accounts payable - affiliates                          4,199         7,285
     Other                                                  2,550         6,639
     Separate Accounts                                  2,262,680     2,394,445
                                                      ------------  ------------
           Total Liabilities                            2,529,585     2,666,978
                                                      ------------  ------------
     COMMITMENTS AND CONTINGENCIES

   STOCKHOLDER'S EQUITY:
     Common stock, par value $100 per share;
       authorized 50,000 shares, issued and
       outstanding 40,000 shares                            4,000         4,000
     Additional paid-in capital                            58,370        42,870
     Retained earnings                                     41,950        34,032
     Accumulated other comprehensive loss                   (182)         (945)
                                                      ------------  ------------
          Total Stockholder's Equity                      104,138        79,957
                                                      ------------  ------------
                                                      $ 2,633,723   $ 2,746,935
                                                      ============  ============


The accompanying notes are an integral part of these financial statements.

                                     F-II-2

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                            STATEMENTS OF OPERATIONS
                                 (IN THOUSANDS)


                                          YEARS ENDED DECEMBER 31
                                    ------------------------------------
                                       2000          1999         1998
                                    ----------    ----------   ---------
INCOME:
Insurance revenues:
  Contract charges                 $   61,568    $   51,794   $  42,775
  Premium-reinsurance ceded            (9,635)       (8,683)     (7,836)
  Reinsurance ceded allowance           4,223         3,594       3,169

Investment revenues:
    Investment income, net             11,864        13,970      14,052
    Realized gains(losses), net          (973)       (1,786)         79
    Other                               2,838         3,016       2,269
                                   -----------   -----------  ----------
                                       69,885        61,905      54,508
                                   -----------   -----------  ----------

BENEFITS AND EXPENSES:
  Policy benefits:
    Death benefits                      2,357         2,805       2,200
    Interest credited                  11,020        12,512      13,400
    Increase in policy and
    contract reserves                     920           504         740
    Other                                 635           190         222
  Sales and operating expenses         22,711        22,277      15,980
  Amortization of deferred policy
    acquisition costs                  25,306        12,760      11,847
                                   -----------   -----------  ----------
                                       62,949        51,048      44,389
                                   -----------   -----------  ----------

INCOME BEFORE FEDERAL INCOME TAXES      6,936        10,857      10,119
                                   -----------   -----------  ----------

Income taxes - current                   (693)        4,898       4,000
Income taxes - deferred                  (289)         (639)     (1,135)
                                   -----------   -----------  ----------
     Total income taxes                  (982)        4,259       2,865
                                   -----------   -----------  ----------
NET INCOME                          $   7,918     $   6,598   $   7,254
                                   ===========   ===========  ==========

The accompanying notes are an integral part of these financial statements.


                                     F-II-3


                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                            STATEMENTS OF COMPREHENSIVE INCOME
                                 (IN THOUSANDS)


                                                              YEARS ENDED DECEMBER, 31
                                                        ------------------------------------
                                                           2000         1999         1998
                                                        ----------   ----------   ----------
 Net income                                              $ 7,918      $ 6,598      $ 7,254

 Other comprehensive income, net of tax:
      Unrealized gains(losses) on securities:
        Unrealized holding gains (losses) arising
         during period (net of deferred tax expense
         (benefit) of $70, ($1,610) and $185 for
         2000, 1999 and 1998 respectively)                   130       (2,990)         343
        Reclassification adjustment for (gains)
          losses included in net income
          (net of deferred tax benefit
          (expense) of $340, $625 and ($28)
          for 2000, 1999 and 1998 respectively)              633        1,161          (51)
                                                        ----------   ----------   ----------
      Other comprehensive income (loss)                      763       (1,829)         292
                                                        ----------   ----------   ----------
 Comprehensive income                                    $ 8,681      $ 4,769      $ 7,546
                                                        ==========   ==========   ==========




 The accompanying notes are an integral part of these financial statements.


                                     F-II-4


                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                       STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
                          (IN THOUSANDS, EXCEPT SHARES)

                                                                                   ACCUMULATED
                                                                                      OTHER
                                        COMMON STOCK       ADDITIONAL    RETAINED  COMPREHENSIVE
                                    ---------------------- PAID - IN     EARNINGS     INCOME
                                     SHARES      AMOUNT     CAPITAL                   (LOSS)     TOTAL
                                    ---------  ---------  ----------  ------------  ---------- ----------
BALANCE, January 1, 1998            $40,000     $ 4,000     $40,370      $20,180      $  592    $ 65,142

  Net unrealized investment
    gain, net                             -           -           -                      292         292

  Net income                              -           -           -        7,254           -       7,254
                                    --------   ---------  ----------  -----------   ---------  ----------

BALANCE, December 31, 1998           40,000       4,000      40,370       27,434         884      72,688

  Net unrealized investment
   loss, net                              -           -           -            -      (1,829)     (1,829)

  Capital contribution                    -           -       2,500            -           -       2,500

  Net income                              -           -           -        6,598           -       6,598
                                    --------   ---------  ----------  -----------   ---------  ----------

BALANCE, December 31, 1999           40,000       4,000      42,870       34,032        (945)     79,957

  Net unrealized investment
   gain, net                              -           -           -            -         763         763

  Capital contribution                    -           -      15,500            -           -      15,500

  Net income                              -           -           -        7,918           -       7,918
                                    --------   ---------  ----------  -----------   ---------  ----------
BALANCE, December 31, 2000          $40,000     $ 4,000     $58,370      $41,950      $ (182)   $140,138
                                    ========   =========  ==========  ===========   =========  ==========


The accompanying notes are an integral part of these financial statements.

                                     F-II-5



                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)


                                                                 YEARS ENDED DECEMBER 31
                                                          -------------------------------------

                                                            2000           1999         1998
                                                          --------      ---------     ---------
OPERATING ACTIVITIES
Net Income                                                 $7,918        $   6,598      $ 7,254
Adjustments to reconcile net income to net
  cash provided by operating activities:
    Amortization of deferred policy
    acquisition costs                                      25,306           12,760       11,847
    Policy acquisition costs deferred                     (36,440)         (39,491)     (34,820)
    Interest credited to contract values                   11,020           12,512       13,400
    Amortization of discounts or premiums                     (52)              67          (28)
    Net gains on other invested assets                          -           (2,830)      (3,732)
    Net realized (gains) losses on
    investment transactions                                   973            1,786          (79)
    Deferred income taxes                                    (289)            (639)      (1,135)
    Change in assets and liabilities:
      Accrued investment income                              (431)             (17)        (624)
      Reinsurance receivable-affiliate                     26,051                -            -
      Reinsurance recoverable-affiliates                   (2,071)             302           59
      Prepaid reinsurance premium-affiliates                 (354)            (157)         (82)
      Other assets                                            135           (1,145)      (1,496)
      Policy and contract reserves                            920              504          740
      Policy and contract claims                            1,886              130         (300)
      Unearned policy charges                                 360              216          316
      Federal income tax-current                           (7,083)             (19)       1,475
      Unearned reinsurance ceded allowance                      4              346          328
      Other liabilities                                    (7,175)           5,838       (2,114)
  Net cash from operating activities                       20,678           (3,239)      (8,991)

INVESTING ACTIVITIES
Purchase of fixed maturity securities available for sale  (29,350)         (48,474)     (70,904)
Purchase of mortgage loans on real estate                    (855)          (1,400)           -
Purchase of other invested assets                               -           (1,252)      (7,760)
Proceeds from maturities or repayment of fixed
  maturity securities available for sale                   14,127           11,242       15,289
Proceeds from sales of fixed maturity securities
  available for sale                                        2,842            7,762       22,282
Proceeds from the sale of equity securities                     -                -        1,979
Proceeds from repayments of mortgage loans
  on real estate                                              154                -            -
Proceeds from the sale of other invested
  assets                                                        -            1,162        3,678
Net change in loans on insurance policies                  (6,687)          (5,550)      (3,467)
  Net cash from investing activities                      (19,769)         (36,510)     (38,903)

FINANCING ACTIVITIES
Capital contribution                                       15,500            2,500            -
Net change in accumulated contract values                 (10,032)          37,208       46,194
  Net cash from financing activities                        5,468           39,708       46,194

INCREASE(DECREASE) IN CASH AND CASH EQUIVALENTS             6,377              (41)      (1,700)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD           11,970           12,011       13,711

CASH AND CASH EQUIVALENTS AT END OF PERIOD              $  18,347        $  11,970     $ 12,011

SUPPLEMENTAL CASH FLOW INFORMATION:

Cash paid for income taxes                              $   6,390        $   4,917      $ 2,525

The accompanying notes are an integral part of these financial statements.

                                     F-II-6

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
                                 (IN THOUSANDS)
                                   (CONTINUED)

1.  BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Ameritas Variable Life Insurance Company (the Company), a stock life insurance company domiciled in the State of Nebraska, is a wholly-owned subsidiary of AMAL Corporation, a holding company 66% owned by Ameritas Life Insurance Corp. (ALIC) and 34% owned by AmerUs Life Insurance Company (AmerUs). ALIC is a wholly owned subsidiary of Ameritas Holding Company which is a wholly owned subsidiary of Ameritas Acacia Mutual Holding Company (AAMHC). The Company began issuing variable life insurance and variable annuity policies in 1987, fixed premium annuities in 1996 and equity indexed annuities in 1997. The variable life, variable annuity, fixed premium annuity and equity indexed annuity policies are not participating with respect to dividends.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Material estimates susceptible to significant change include deferred policy acquisition costs, reserves and income taxes.

The principal accounting and reporting practices followed are:

INVESTMENTS
The Company classifies its securities into categories based upon the Company's intent relative to the eventual disposition of the securities. The first category, held to maturity securities, is comprised of fixed maturity securities which the Company has the positive intent and ability to hold to maturity. These securities are carried at amortized cost. The second category, available for sale securities, may be sold to address the liquidity and other needs of the Company. Securities classified as available for sale are carried at fair value on the balance sheet with unrealized gains and losses excluded from operations and reported as a separate component of stockholder's equity, net of related deferred acquisition costs and income tax effects. The third category, trading securities, is for debt and equity securities acquired for the purpose of selling them in the near term. The Company has classified all of its securities as available for sale. Realized investment gains and losses on sales of securities are determined on the specific identification method.

Mortgage loans on real estate are carried at amortized cost less an allowance for estimated uncollectible amounts. SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," which was amended by SFAS No. 118, "Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosures," requires that an impaired loan be measured at the present value of expected future cash flows, or alternatively, the observable market price or the fair value of the collateral. Total impaired loans as of December 31, 2000 and 1999, and the associated interest income were not material.

The Company records write-offs or allowances for its investments based upon an evaluation of specific problem investments. The Company reviews, on a continual basis, all invested assets to identify investments where the Company may have credit concerns. Investments with credit concerns include those the Company has identified as experiencing a deterioration in financial condition.

CASH EQUIVALENTS
The Company considers all highly liquid debt securities purchased with remaining maturity of less than three months to be cash equivalents.

SEPARATE ACCOUNTS
The Company operates Separate Accounts on which the earnings or losses accrue exclusively to contractholders. The assets (mutual fund investments) and liabilities of each account are clearly identifiable and distinguishable from other assets and liabilities of the Company. Assets are reported at fair value.

                                     F-II-7

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
                                 (IN THOUSANDS)
                                   (CONTINUED)


1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
--------------------------------------------------------------------------------

PREMIUM REVENUE AND BENEFITS TO POLICYOWNERS
RECOGNITION   OF  UNIVERSAL   LIFE-TYPE   CONTRACTS   REVENUE  AND  BENEFITS  TO
POLICYOWNERS
Universal life-type policies are insurance contracts with terms that are not fixed and guaranteed. The terms that may be changed could include one or more of the amounts assessed the policyowner, premiums paid by the policyowner or interest accrued to policyowners' balances. Amounts received as payments for such contracts are reflected as deposits in accumulated contract values and are not reported as premium revenues.

Revenues for universal life-type policies consist of charges assessed against policy account values for deferred policy loading, mortality risk expense, the cost of insurance and policy administration. Policy benefits and claims that are charged to expense include interest credited to contracts under the fixed account investment option and benefit claims incurred in the period in excess of related policy account balances.

RECOGNITION OF INVESTMENT CONTRACT REVENUE AND BENEFITS TO POLICYOWNERS Contracts that do not subject the Company to risks arising from policyowner mortality or morbidity are referred to as investment contracts. Certain deferred annuities are considered investment contracts. Amounts received as payments for such contracts are reflected as deposits in accumulated contract values and are not reported as premium revenues.

Revenues for investment products consist of investment income and policy administration charges. Contract benefits that are charged to expense include benefit claims incurred in the period in excess of related contract balances, and interest credited to contract balances.

DEFERRED POLICY ACQUISITION COSTS
Those costs of acquiring new business, which vary with and are directly related to the production of new business, have been deferred to the extent that such costs are deemed recoverable from future premiums. Such costs include commissions, certain costs of policy issuance and underwriting, and certain variable distribution expenses.

Costs deferred related to universal life-type policies and investment-type contracts are amortized generally over the lives of the policies, in relation to the present value of estimated gross profits from mortality, investment and expense margins. The estimated gross profits are reviewed and adjusted periodically based on actual experience and changes in assumptions.

A roll-forward of the amounts reflected in the balance sheets as deferred policy acquisition costs is as follows:

                                                                  DECEMBER 31
                                                        --------------------------------
                                                           2000      1999        1998
------------------------------------------------------- ---------- ---------- ----------
Beginning balance                                        $152,297   $121,236    $98,746
Acquisition costs deferred                                 36,440     39,491     34,820
Amortization of deferred policy acquisition costs         (25,306)   (12,760)   (11,847)
Adjustment for unrealized investment (gain)/loss           (2,604)     6,145       (483)
Balance released under co-insurance agreement (note 4)          -     (1,815)         -
------------------------------------------------------- ---------- ---------- ----------
Ending balance                                           $160,827   $152,297   $121,236
------------------------------------------------------- ---------- ---------- ----------

To the extent that unrealized gains or losses on available for sale securities would result in an adjustment of deferred policy acquisition costs had those gains or losses actually been realized, the related unamortized deferred policy acquisition costs are recorded as an adjustment of the unrealized investment gains or losses included in stockholder's equity.


FUTURE POLICY AND CONTRACT BENEFITS
Liabilities for future policy and contract benefits left with the Company on variable universal life and annuity-type contracts are based on the policy account balance, and are shown as accumulated contract values. In addition, the Company carries as future policy benefits a liability for additional coverages offered under policy riders.

                                     F-II-8

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
                                 (IN THOUSANDS)
                                   (CONTINUED)


1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
--------------------------------------------------------------------------------

INCOME TAXES
The provision for income taxes includes amounts currently payable and deferred income taxes resulting from the cumulative differences in assets and liabilities determined on a tax return and financial statement basis at the current enacted tax rates.

NEW ACCOUNTING PRONOUNCEMENTS
In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, entitled "Accounting for Derivative Instruments and Hedging Activities" (SFAS No.133). The statement requires that all derivatives (including certain derivatives embedded in contracts) be recorded on the balance sheet and measured at fair value. SFAS No.133 requires that changes in the fair value of derivatives be recognized currently in operations unless specific hedge accounting criteria are met. If such criteria are met, the derivative's gain or loss will offset related results of the hedged item in the statement of operations. A company must formally document, designate and assess the effectiveness of transactions to apply hedge accounting treatment.

SFAS No. 133 is effective for fiscal years  beginning  after June 15, 2000.  The
Company adopted SFAS No. 133 effective January 1, 2001. The Company has evaluated its derivative arrangements and management does not believe the adoption of SFAS No. 133 has a material impact on its financial position or results of operations.

RECLASSIFICATIONS
Certain items on the prior year financial statements have been reclassified to conform to current year presentation.

2.  INVESTMENTS

Investment income summarized by type of investment was as follows:

                                                                     YEARS ENDED DECEMBER 31
                                                                --------------------------------
                                                                    2000       1999       1998
--------------------------------------------------------------- ----------- ---------- ---------
Fixed maturity securities available for sale                       $ 9,539    $ 9,644   $ 9,099
Equity securities                                                      159        159       179
Mortgage loans on real estate                                          160         34         -
Loans on insurance policies                                          1,203        845       590
Cash equivalents                                                     1,029        681       659
Other invested assets                                                    -      2,830     3,732
--------------------------------------------------------------- ----------- ---------- ---------
   Gross investment income                                          12,090     14,193    14,259
Investment expenses                                                    226        223       207
--------------------------------------------------------------- ----------- ---------- ---------
   Net investment income                                           $11,864    $13,970   $14,052
--------------------------------------------------------------- ----------- ---------- ---------
Net pretax realized investment gains (losses) were as follows:
                                                                     YEARS ENDED DECEMBER 31
                                                                 ------------------------------
                                                                    2000       1999       1998
---------------------------------------------------------------- ---------- ---------- ---------
Net gains(losses) on disposals of fixed maturity securities
   available for sale (note 4)                                       $(973)   $(1,786)     $131
Net gains(losses) on disposal of equity securities                       -          -      (52)
---------------------------------------------------------------- ---------- ---------- ---------
Net gains(losses) on disposal of securities available for sale       $(973)   $(1,786)      $79
---------------------------------------------------------------- ---------- ---------- ---------

During 2000, the Company recorded other than temporary impairments on bonds of $800.

                                     F-II-9

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
                                 (IN THOUSANDS)
                                   (CONTINUED)


2.  INVESTMENTS (CONTINUED)

Proceeds from sales of securities available for sale and gross gains and losses realized on those sales were as follows:

                                                  YEAR ENDED DECEMBER 31, 2000
                                                --------------------------------
                                                  PROCEEDS     GAINS     LOSSES
----------------------------------------------- ----------- ---------- ---------
Fixed maturity securities available for sale        $2,842          -       $45
----------------------------------------------- ----------- ---------- ---------



                                                  YEAR ENDED DECEMBER 31, 1999
                                                --------------------------------
                                                  PROCEEDS     GAINS     LOSSES
----------------------------------------------- ----------- ---------- ---------
Fixed maturity securities available for sale        $7,762         $6       $80
----------------------------------------------- ----------- ---------- ---------



                                                  YEAR ENDED DECEMBER 31, 1998
                                                --------------------------------
                                                  PROCEEDS     GAINS     LOSSES
                                                ----------  ---------- ---------
-----------------------------------------------
Fixed maturity securities available for sale       $22,282       $242      $301
Equity securities                                    1,979          -        52
----------------------------------------------- ----------- ---------- ---------
 Total securities available for sale               $24,261       $242      $353
----------------------------------------------- ----------- ---------- ---------

The amortized cost and fair value of investments in securities by type of investment were as follows:

                                                                   DECEMBER 31, 2000
                                                   ---------------------------------------------
                                                                GROSS       GROSS
                                                    AMORTIZED  UNREALIZED  UNREALIZED   FAIR
                                                      COST       GAINS      LOSSES      VALUE
-------------------------------------------------- ----------- ---------- ---------- -----------
   U. S. Corporate                                   $102,895     $1,412     $2,621    $101,686
   Mortgage-backed                                     32,095        179        267      32,007
   U.S. Treasury securities and obligations of
      U.S. government agencies                          6,037        203          -       6,240
-------------------------------------------------- ----------- ---------- ---------- -----------
      Total fixed maturity securities
        available for sale                            141,027      1,794      2,888     139,933
-------------------------------------------------- ----------- ---------- ---------- -----------
   Equity securities                                    2,031          -        286       1,745
-------------------------------------------------- ----------- ---------- ---------- -----------
      Total securities available for sale            $143,058     $1,794     $3,174    $141,678
-------------------------------------------------- ----------- ---------- ---------- -----------

                                                                  DECEMBER 31, 1999
                                                   ---------------------------------------------
                                                                GROSS       GROSS
                                                    AMORTIZED  UNREALIZED  UNREALIZED   FAIR
                                                      COST       GAINS      LOSSES      VALUE
-------------------------------------------------- ----------- ---------- ---------- -----------
   U. S. Corporate                                    $85,653        $35     $3,388     $82,300
   Mortgage-backed                                     34,929         12      1,422      33,519
   U.S. Treasury securities and obligations of
      U.S. government agencies                          8,985         40        110       8,915
-------------------------------------------------- ----------- ---------- ---------- -----------
      Total fixed maturity securities
        available for sale                            129,567         87      4,920     124,734
-------------------------------------------------- ----------- ---------- ---------- -----------
   Equity securities                                    2,031          -        326       1,705
-------------------------------------------------- ----------- ---------- ---------- -----------
      Total securities available for sale            $131,598        $87     $5,246    $126,439
-------------------------------------------------- ----------- ---------- ---------- -----------


                                     F-II-10

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
                                 (IN THOUSANDS)
                                   (CONTINUED)

2.  INVESTMENTS (CONTINUED)

The amortized cost and fair value of fixed maturity securities available for sale by contractual maturity at December 31, 2000 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.
                                             AMORTIZED           FAIR
                                               COST             VALUE
---------------------------------------     -----------      -----------
Due in one year or less                        $5,899            $5,896
Due after one year through five years          59,423            59,329
Due after five years through ten years         29,161            29,153
Due after ten years                            14,449            13,548
Mortgage-backed securities                     32,095            32,007
---------------------------------------    -----------      ------------
     Total                                   $141,027          $139,933
---------------------------------------    -----------      ------------

At December 31, 2000, the Company had fixed maturity securities available for sale with a carrying value of $3,281 on deposit with various state insurance departments.

In prior years, the Company purchased exchange and privately traded options to support certain equity indexed annuity policyowner liabilities. These derivatives were used to manage fluctuations in the equity market risk granted to the policyowners of the equity indexed annuities. These derivatives involved, to varying degrees, elements of credit risk and market risk. Due to the transfer of these assets as part of the co-insurance agreement outlined in note 4, there were no options outstanding at December 31, 2000 or 1999.


3.  INCOME TAXES

The items that give rise to deferred tax assets and liabilities relate to the following:

                                                         DECEMBER 31
                                                   -----------------------
                                                      2000         1999
-------------------------------------------------- ----------- -----------
Deferred policy acquisition costs                     $47,686     $45,802
Prepaid expenses                                        1,012         888
-------------------------------------------------- ----------- -----------
Gross deferred tax liability                           48,698      46,690
-------------------------------------------------- ----------- -----------
Future policy and contract benefits                    39,108      35,650
Net unrealized investment losses                          685       1,768
Capital loss carryforward                                 434         515
Deferred future revenues                                2,218       2,090
Other                                                     121         457
-------------------------------------------------- ----------- -----------
Gross deferred tax asset                               42,566      40,480
Less valuation allowance                                  714         515
-------------------------------------------------- ----------- -----------
Total deferred tax asset after valuation allowance     41,852      39,965
-------------------------------------------------- ----------- -----------
   Net deferred tax liability                          $6,846      $6,725
-------------------------------------------------- ----------- -----------

The Company has approximately $1,200 of capital loss carryforwards as of December 31, 2000 that may be applied against future capital gains. The capital loss carryforwards of approximately $1,100 and $100 will expire in 2004 and 2005, respectively. In 2000 and 1999, the Company provided for a valuation allowance against the deferred tax asset related to the capital loss carryforwards. The Company has also provided for a valuation allowance for a capital asset written down in 2000.

                                     F-II-11

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
                                 (IN THOUSANDS)
                                   (CONTINUED)

3.  INCOME TAXES (CONTINUED)

The difference between the U.S. federal income tax rate and the tax provision rate is summarized as follows:
                                                    YEARS ENDED DECEMBER 31
                                                --------------------------------
                                                   2000       1999        1998
--------------------------------------------------------------------------------
Federal statutory tax rate                        35.0  %     35.0 %     35.0 %
Dividends received deduction                     (21.3)        -           -
Income tax liability released due to
  settlement on exam                             (29.6)        -           -
Other                                              1.7         4.2       (6.7)
--------------------------------------------------------------------------------
   Effective tax rate                            (14.2) %     39.2 %     28.3 %
--------------------------------------------------------------------------------


The Company's federal income tax returns have been examined by the IRS through 1995. The Company has appealed certain adjustments proposed by the IRS for tax years 1993 through 1995 and has reached a tentative settlement. Based on the settlement, in 2000, the Company reduced its current tax expense by $1,481 and released the income tax liability provided in prior years of $2,050. The IRS is currently examining the Company's tax return for the tax period ended March 31, 1996. Management believes adequate provisions have been made for any additional taxes which may become due with respect to the adjustments proposed by the IRS.

4.  RELATED PARTY TRANSACTIONS

Affiliates provide technical, financial, legal, marketing and investment advisory support to the Company under administrative service agreements. The cost of these services to the Company for years ended December 31, 2000, 1999 and 1998 was $12,573, $12,265 and $11,737, respectively.

The Company entered into reinsurance agreements (yearly renewable term) with affiliates. Under these agreements, these affiliates assume life insurance risk in excess of the Company's retention limit. These reinsurance contracts do not relieve the Company of its obligations to its policyowners. The Company paid $4,912, $4,419 and $4,104 of reinsurance premiums, net of ceded allowances, to affiliates for the years ended December 31, 2000, 1999 and 1998, respectively. The Company has received reinsurance recoveries from affiliates of $3,603, $7,268 and $3,310 for the years ended December 31, 2000, 1999 and 1998, respectively.

Effective June 30, 1999 the Company agreed to 100% co-insure its equity indexed annuity business to AmerUs in a non-cash transaction. Under the terms of the agreement investments with a fair value of $57,648 and an amortized cost of $59,390 were transferred to AmerUs. In return AmerUs co-insured the full liability for this business resulting in a $59,561 reinsurance receivable from affiliate being recorded. The Company also released the $1,815 of deferred policy acquisition costs which it was carrying on this block. AmerUs, through assumption reinsurance, has assumed approximately 83% and 40% as of December 31, 2000 and 1999, respectively, reducing the reinsurance receivable - affiliate to $9,870 and $35,921 as of December 31, 2000 and 1999, respectively. As a condition to assumption reinsurance, certain states have required the Company remain contingently liable in the event the assuming reinsurer is unable to fulfill its obligations. As of December 31, 2000, the Company was contingently liable for $11,610 of additional reserves.

The Company has entered into guarantee agreements with ALIC, AmerUs and AMAL Corporation whereby they guarantee the full, complete and absolute performance of all duties and obligations of the Company.

The Company's variable life and annuity products are distributed through Ameritas Investment Corp. (AIC), a wholly-owned subsidiary of AMAL Corporation. Policies placed by this affiliate generated commission expense of $34,544, $35,736 and $28,621 for the years ended December 31, 2000, 1999 and 1998, respectively.
                                     F-II-12

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
                                 (IN THOUSANDS)
                                   (CONTINUED)

4.  RELATED PARTY TRANSACTIONS (CONTINUED)

During 1999, the Company formed a variable insurance trust (VIT). The Company and ALIC offer the VIT as an investment option to policyowners through their Separate Accounts. The Company had separate account investments of $1,021,332 and $1,066,249 in the VIT as of December 31, 2000 and 1999, respectively. ALIC had separate account investments of $600 as of December 31, 2000, the first year the VIT was available to its policyowners.

Affiliates of the Company provide investment advisory and administrative services to the VIT. AIC serves as the investment advisor and received fees of $5,356 and $702 for the years ended December 31, 2000 and 1999, respectively. Effective January 1, 2001 the Company entered into an agreement with AIC under which the Company will be paid for services provided to investors. The Company will receive a fee based on the net advisory fees earned on the mutual funds.

During 2000, the Company began offering Calvert Variable Series, Inc. (CVS) mutual funds, an affiliate, to policyowners through the Separate Accounts. Separate Account investments in mutual funds offered through CVS were $6,009 as of December 31, 2000.

Transactions with related parties are not necessarily indicative of revenues and expenses which would have occurred had the parties not been related.

5.  BENEFIT PLANS

The Company is included in the multiple employer non-contributory defined-benefit pension plan (pension plan) sponsored by ALIC. The Company's employees also participate in a defined contribution plan that covers substantially all full time employees of AAMHC and its subsidiaries.

In past years, substantially all full-time employees of ALIC and it subsidiaries were covered by the pension plan. During 2000, the pension plan was closed to new participants, and all existing participants were given two options for future participation.

The first option was to continue participation in the pension plan and defined contribution plans. Pension plan costs include current service costs, which are accrued and funded on a current basis, and past service costs, which are amortized over the average remaining service life of all employees on the adoption date. The assets and liabilities of this plan are not segregated. Total Company contributions for the years ended December 31, 2000, 1999 and 1998 were $221, $159 and $163, respectively.

The second option for pension plan participants was to elect to end participation in the pension plan, fully vest in their accumulated pension benefits, and receive Company contributions to their defined contribution plan accounts on a quarterly basis, pending IRS approval.

On December 31, 2000, the pension plan merged with the pension plan of an affiliated company, and is now sponsored by AAMHC. While the pension plans were merged, each Company will continue to have different benefit formulas.

Company matching contributions under the defined contribution plan range from 0.5% to 3% in 2000 and 1% to 3% in 1999 of the participant's compensation. In addition, for those employees who elected to terminate their participation in the pension plan, and for new full time employees subsequent to the closing of the pension plan, the Company makes a contribution of 6.0% of the participant's compensation. Total Company contributions for the years ended December 31, 2000, 1999 and 1998 were $108, $47 and $24, respectively.

                                     F-II-13

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
                                 (IN THOUSANDS)
                                   (CONTINUED)

5.  BENEFIT PLANS (CONTINUED)

The Company is also included in the postretirement benefit plan providing group medical coverage to retired employees of AMAL Corporation and its subsidiaries. For associates eligible to retire January 1, 2000, these benefits are a specified percentage of premium until age 65 and a flat dollar amount thereafter. For associates eligible for retirement after January 1, 2000, benefits will be provided up to the date when the associate becomes eligible for medicare. Employees become eligible for these plan benefits upon the attainment of age 55, 15 years of service and participation in the plan for the immediately preceding 5 years. Benefit costs include the expected cost of postretirement benefits for newly eligible employees, interest cost, and gains and losses arising from differences between actuarial assumptions and actual experience. Total Company contributions were $35, $12 and $12 for the years ended December 31, 2000, 1999 and 1998, respectively.

Expenses for the defined benefit plan and postretirement group medical plan are allocated to the Company based on the number of associates in AMAL Corporation and its subsidiaries.

6.  INSURANCE REGULATORY MATTERS

Net income (loss), as determined in accordance with statutory accounting practices, was $6,874, ($4,513) and $319 for 2000, 1999 and 1998, respectively.
The Company's statutory surplus was $63,665, $41,637 and $44,589 at December 31, 2000, 1999 and 1998, respectively. The Company is required to maintain a certain level of surplus to be in compliance with state laws and regulations. Company surplus is monitored by state regulators to ensure compliance with risk based capital requirements. Under statutes of the Insurance Department of the State of Nebraska, the Company is limited in the amount of dividends it can pay to its stockholder.

In March 1998, the National Association of Insurance Commissioners adopted the Codification of Statutory Accounting Principles (Codification). The
Codification, which is intended to standardize regulatory accounting and reporting to state insurance departments, is effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices. The state of Nebraska will require adoption of Codification for the preparation of statutory financial statements effective January 1, 2001. The Company estimates that the adoption of Codification will increase the Company's statutory net worth as of January 1, 2001 by approximately $2,500 to $3,000.

7.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The following disclosures are made regarding fair value information about certain financial instruments for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates, in many cases, may not be realized in immediate settlement of the instrument. All nonfinancial instruments are excluded from disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The fair value estimates presented herein are based on pertinent information available to management as of December 31, 2000 and 1999. Although management is not aware of any factors that would significantly affect the estimated fair value amounts, such amounts have not been comprehensively revalued for purposes of these financial statements since that date; therefore, current estimates of fair value may differ significantly from the amounts presented herein.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for each class of financial instrument for which it is practicable to estimate a value:
                                     F-II-14

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
                                 (IN THOUSANDS)
                                   (CONTINUED)

7.  FAIR VALUE OF FINANCIAL INSTRUMENTS(CONTINUED)

        FIXED MATURITY SECURITIES AVAILABLE FOR SALE -- For publicly traded securities, fair value is determined using an independent pricing source. For securities without a readily ascertainable fair value, the value has been determined using an interest rate spread matrix based upon quality, weighted average maturity and Treasury yields.

        EQUITY SECURITIES -- Fair value is determined using an independent pricing source.

        MORTGAGE LOANS ON REAL ESTATE - Mortgage loans in good standing are valued on the basis of discounted cash flow. The interest rate that is assumed is based upon the weighted average term of the mortgage and appropriate spread over Treasuries. There were no mortgage loans in default at December 31, 2000 and 1999.

        LOANS ON INSURANCE POLICIES -- Fair value for loans on insurance policies are estimated using a discounted cash flow analysis at interest rates currently offered for similar loans with similar remaining terms. Loans on insurance policies with similar characteristics are aggregated for purposes of the calculations.

        CASH AND CASH EQUIVALENTS, ACCRUED INVESTMENT INCOME, REINSURANCE RECEIVABLE AND RECOVERABLE - The carrying amounts equal fair value.

        ACCUMULATED CONTRACT VALUES -- Funds on deposit which do not have fixed maturities are carried at the amount payable on demand at the reporting date, which approximates fair value.

Estimated fair values are as follows:
                                                                      DECEMBER 31
                                                 -----------------------  ------------------------
                                                          2000                     1999
                                                 -----------------------  ------------------------
                                                   CARRYING      FAIR       CARRYING      FAIR
                                                    AMOUNT       VALUE       AMOUNT       VALUE
------------------------------------------------ ------------ ----------  ------------ -----------
Financial assets:
   Fixed maturity securities,
      available for sale                            $139,933   $139,933      $124,734    $124,734
   Equity securities                                   1,745      1,745         1,705       1,705
   Mortgage loans on real estate                       2,091      2,138         1,392       1,369
   Loans on insurance policies                        23,186     18,948        16,499      14,557
   Cash and cash equivalents                          18,347     18,347        11,970      11,970
   Accrued investment income                           2,873      2,873         2,442       2,442
   Reinsurance receivable - affiliate                  9,870      9,870        35,921      35,921
   Reinsurance recoverable - affiliates                2,414      2,414           153         153

Financial liabilities:
   Accumulated contract values excluding amounts
      held under insurance contracts                 204,577    204,577       184,376     184,376


8.  COMMITMENTS AND CONTINGENCIES

From time to time, the Company and its subsidiaries are subject to litigation in the normal course of business. Management does not believe that the Company is party to any such pending litigation which would have a material adverse effect on its financial statements or future operations.

                                     F-II-15

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
                                 (IN THOUSANDS)
                                   (CONTINUED)

9.  SEPARATE ACCOUNTS

The Company is currently marketing variable life and variable annuity products which have Separate Accounts as an investment option. Separate Account V (Account V) was formed to receive and invest premium receipts from variable life insurance policies issued by the Company. Separate Account VA-2 (Account VA-2) was formed to receive and invest premium receipts from variable annuity policies issued by the Company. Both Separate Accounts are registered under the Investment Company Act of 1940, as amended, as unit investment trusts. Amounts in the Separate Accounts include policyowner investments in mutual fund options offered through affiliates. (See note 4.) Account V and VA-2's assets and liabilities are segregated from the other assets and liabilities of the Company.

Amounts in the Separate Accounts are:
                                                           DECEMBER 31
                                                   ------------- -------------
                                                       2000          1999
-------------------------------------------------- ------------- -------------
Separate Account V                                     $393,900      $402,722
Separate Account VA-2                                 1,868,780     1,991,723
-------------------------------------------------- ------------- -------------
                                                     $2,262,680    $2,394,445
-------------------------------------------------- ------------- -------------

                                     F-II-16

APPENDIX A

ILLUSTRATIONS OF DEATH BENEFITS AND VALUES

The following tables illustrate how the values and Death Benefits of a Policy may change with the investment experience of the Fund. The tables show how the values and Death Benefits of a Policy issued to an Insured of a given age and specified underwriting risk classifications who pays the given premium at issue would vary over time if the investment return on the assets held in each portfolio of the Funds were a uniform, gross, after-tax annual rate of 0%, 6%, or 12%. The tables on pages A-3 through A-6 illustrate a Policy issued to a male, age 45, under a preferred rate non-tobacco underwriting risk classification. This Policy provides for a standard tobacco use and non-tobacco use, and preferred non-tobacco classification and different rates for certain Specified Amounts. The values and Death Benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years, or if the Insured were assigned to a different underwriting risk classification.

The second column of the tables shows the accumulated value of the premiums paid at 5%. The following columns show the Death Benefits and the values for uniform hypothetical rates of return shown in these tables. The tables on pages A-3 and A-5 are based on the current Cost of Insurance Rates, current expense deductions and the current percent of premium loads. These reflect the basis on which AVLIC currently sells its Policies. The maximum allowable Cost of Insurance Rates under the Policy are based upon the 1980 Commissioner's Standard Ordinary Smoker and Non-Smoker, Male and Female Mortality Tables (Smoker is referenced for tobacco use rates; Non-Smoker is referenced for non-tobacco use rates). Since these are recent tables and are split to reflect tobacco use and sex, the current Cost of Insurance Rates used by AVLIC are at this time equal to the maximum Cost of Insurance Rates for many ages. AVLIC anticipates reflecting future improvements in actual mortality experience through adjustments in the current Cost of Insurance Rates actually applied. AVLIC also anticipates reflecting any future improvements in expenses incurred by applying lower percent of premiums of loads and other expense deductions. The Death Benefits and values shown in the tables on pages A-4 and A-6 are based on the assumption that the maximum allowable Cost of Insurance Rates as described above and maximum allowable expense deductions are made throughout the life of the Policy.


The amounts shown for the Death Benefits, Surrender values and accumulation values reflect the fact that the net investment return of the Subaccounts is lower than the gross, after-tax return of the assets held in the Funds as a result of expenses paid by the Fund and charges levied against the Subaccounts. The values shown take into account an average of the expenses paid by each portfolio available for investment at an equivalent annual rate of 0.90% (which is in excess of the current equivalent annual rate of 0.88% of the aggregate average daily net assets of the Funds) and the daily charge by AVLIC to each Subaccount for assuming mortality and expense risks and administrative expenses (which is equivalent to a charge at an annual rate of 0.70% for Policy Years 1-20 and 0.45% thereafter on pages A-3 and A-5 and at an annual rate of 1.15% on pages A-4 and A-6 of the average net assets of the Subaccounts). A portion of the brokerage commissions that certain Fidelity Portfolios pay was used to reduce Funds expenses. In addition, certain Fidelity Portfolios have entered into arrangements with their custodian whereby interest earned on uninvested cash balances was used to reduce custodian expenses. Without these reductions, expenses would have been higher. The Investment Advisor or other affiliates of the various Funds have agreed to reimburse the portfolios to the extent that the aggregate operating expenses (certain portfolios may exclude certain) were in excess of an annual rate of 0.30% for the Ameritas Money Market portfolio, 0.28% for the Ameritas Index 500 Portfolio, 0.79% for the Ameritas Growth portfolio; 0.70% for the Ameritas Income & Growth portfolio, 0.89% for the Ameritas Small Capitalization portfolio, 0.84% for the Ameritas MidCap Growth portfolio, 0.85% for the Ameritas Emerging Growth portfolio, 0.86% for the Ameritas Research portfolio, 0.88% for the Ameritas Growth With Income portfolio, 1.25% for the Alger American Balanced portfolio; 1.50% for the Alger American Leveraged AllCap portfolio, 1.15% for the Global Equity and International Magnum, and 1.10% for the U.S. Real Estate Portfolios of daily net assets. MFS Co. has agreed to bear expenses for the Global Governments Series and New Discovery Series, subject to reimbursement by the series, such that each series "Other Expenses" shall not exceed 0.25% of the average daily net assets of the series during the current fiscal year.


                                  APPLAUSE! II

These agreements are expected to continue in future years but may be terminated at any time. As long as the expense limitations continue for a portfolio, if a reimbursement occurs, it has the effect of lowering the portfolio's expense ratio and increasing its total return. The illustrated gross annual investment rates of return of 0%, 6%, and 12% were computed after deducting fund expenses and correspond to approximate net annual rates of -1.70%, 4.30%, and 10.30% respectively, for Policy Years 1-20 and -1.45%, 4.55%, and 10.55% for the Policy Years thereafter respectively, on pages A-3 and A-5 and -2.15%, 3.85%, and 9.85% respectively, on pages A-4 and A-6.

The hypothetical values shown in the tables do not reflect any charges for Federal Income tax burden attributable to Separate Account V, since AVLIC is not currently making such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0 percent, 6 percent, or 12 percent by an amount sufficient to cover the tax charges in order to produce the Death Benefits and values illustrated. (See the section on Federal Tax Matters.)

The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid as indicated, if all Net Premiums are allocated to Separate Account V, and if no Policy loans have been made. The tables are also based on the assumptions that the Policy Owner has not requested an increase or decrease in the initial Specified Amount, that no partial withdrawals have been made, and that no more than 15 transfers have been made in any Policy Year so that no transfer charges have been incurred. Illustrated values would be different if the proposed Insured were female, a tobacco user, in substandard risk classification, or were another age, or if a higher or lower premium was illustrated.

Upon request, AVLIC will provide comparable illustrations based upon the proposed Insured's age, sex and underwriting classification, the Specified Amount, the Death Benefit option, and planned periodic premium schedule requested, and any available riders requested. These illustrations may be provided to you in printed form by your registered representative. AVLIC may also make these illustrations available to you by electronic means, such as through our website. In addition, upon client request, illustrations may be furnished reflecting allocation of premiums to specified Subaccounts. Such illustrations will reflect the expenses of the portfolio in which the Subaccount invests.

                                  APPLAUSE! II


--------------------------------------------------------------------------------------------------------------------
ILLUSTRATION OF POLICY VALUES
AMERITAS VARIABLE LIFE INSURANCE COMPANY

                                               ENDOWMENT AT AGE 100

Male Issue Age: 45                           Nontobacco                                Preferred Underwriting Class

                                      PLANNED PERIODIC ANNUAL PREMIUM: $2,500
                                        INITIAL SPECIFIED AMOUNT: $150,000
                                              DEATH BENEFIT OPTION: A

                                 USING CURRENT SCHEDULE OF COST OF INSURANCE RATES

                             0% Hypothetical Gross         6% Hypothetical Gross         12% Hypothetical Gross
                           Annual Investment Return      Annual Investment Return       Annual Investment Return
                                (-1.70% Net)                  ( 4.30% Net)                    (10.30% Net)
                         -----------------------------------------------------------------------------------------------
           Accumulated
 End Of    Premiums At   Accumu-     Cash               Accumu-      Cash             Accumu-     Cash
 Policy    5% Interest    lation  Surrender    Death     lation   Surrender   Death   lation   Surrender    Death
  Year       Per Year     Value     Value     Benefit    Value      Value    Benefit   Value     Value     Benefit
  ----       --------     -----     -----     -------    -----      -----    -------   -----     -----     -------
    1              2,625    1,793          0   150,000      1,919          0 150,000     2,045          0   150,000
    2              5,381    3,608      1,287   150,000      3,976      1,654 150,000     4,359      2,038   150,000
    3              8,275    5,386      3,161   150,000      6,115      3,890 150,000     6,906      4,681   150,000
    4             11,314    7,120      4,992   150,000      8,333      6,206 150,000     9,704      7,576   150,000
    5             14,504    8,805      6,798   150,000     10,630      8,623 150,000    12,775     10,768   150,000
    6             17,855   10,438      8,625   150,000     13,004     11,191 150,000    16,145     14,331   150,000
    7             21,372   12,015     10,395   150,000     15,455     13,835 150,000    19,841     18,221   150,000
    8             25,066   13,533     12,130   150,000     17,982     16,580 150,000    23,895     22,493   150,000
    9             28,944   14,987     13,778   150,000     20,587     19,378 150,000    28,345     27,136   150,000
   10             33,016   16,376     15,360   150,000     23,269     22,254 150,000    32,231     32,216   150,000
                                                                ,
   15             56,643   22,247     22,247   150,000     37,919     37,919 150,000    66,103     66,103   150,000
   20             86,798   26,137     26,137   150,000     54,994     54,994 150,000   120,462    120,462   150,000

  Ages
   60             56,643   22,247     22,247   150,000     37,919     37,919 150,000    66,103     66,103   150,000
   65             86,798   26,137     26,137   150,000     54,994     54,994 150,000   120,462    120,462   150,000
   70            125,283   26,590     26,590   150,000     76,065     76,065 150,000   213,329    213,329   247,462
   75            174,401   21,509     21,509   150,000    101,012    101,012 150,000   365,403    365,403   390,982

1) Assumes an annual $2,500 premium is paid at the beginning of each policy year. Values would be different if premiums with a different frequency or in different amounts.

2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this policy to lapse because of insufficient cash value.

--------------------------------------------------------------------------------
THE  HYPOTHETICAL  INVESTMENT  RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR
LESS THAN THOSE  SHOWN AND WILL  DEPEND ON A NUMBER OF  FACTORS,  INCLUDING  THE
INVESTMENT  ALLOCATIONS  MADE  BY  AN  OWNER,  DEATH  BENEFIT  OPTION  SELECTED,
PREVAILING  INTEREST  RATES AND RATES OF  INFLATION.  THE DEATH BENEFIT AND CASH
VALUE FOR A CONTRACT  WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF
RETURN  AVERAGED  0%,  6%, AND 12% OVER A PERIOD OF YEARS,  BUT ALSO  FLUCTUATED
ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL  CONTRACT YEARS. NO REPRESENTATIONS
CAN BE MADE BY AVLIC OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE
ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.




                                  APPLAUSE! II

--------------------------------------------------------------------------------------------------------------------
ILLUSTRATION OF POLICY VALUES
AMERITAS VARIABLE LIFE INSURANCE COMPANY

                                               ENDOWMENT AT AGE 100

Male Issue Age: 45                           Nontobacco                                Preferred Underwriting Class

                                      PLANNED PERIODIC ANNUAL PREMIUM: $2,500
                                        INITIAL SPECIFIED AMOUNT: $150,000
                                              DEATH BENEFIT OPTION: A

                            USING MAXIMUM ALLOWABLE SCHEDULE OF COST OF INSURANCE RATES

                             0% Hypothetical Gross         6% Hypothetical Gross         12% Hypothetical Gross
                           Annual Investment Return      Annual Investment Return       Annual Investment Return
                                (-2.15% Net)                  ( 3.85% Net)                    ( 9.85% Net)
                         -----------------------------------------------------------------------------------------------
           Accumulated
 End Of    Premiums At   Accumu-     Cash               Accumu-      Cash            Accumu-    Cash
 Policy    5% Interest    lation  Surrender    Death     lation   Surrender  Death   lation   Surrender    Death
  Year       Per Year     Value     Value     Benefit    Value      Value   Benefit   Value     Value     Benefit
  ----       --------     -----     -----     -------    -----      -----   -------   -----     -----     -------
    1            2,625    1,783          0   150,000      1,909          0  150000     2,036          0   150,000
    2            5,381    3,384      1,062   150,000      3,741      1,419  150000     4,113      1,792   150,000
    3            8,275    4,914      2,689   150,000      5,607      3,382  150000     6,360      4,136   150,000
    4           11,314    6,373      4,245   150,000      7,507      5,379  150000     8,792      6,665   150,000
    5           14,504    7,758      5,751   150,000      9,439      7,432  150000    11,424      9,417   150,000
    6           17,855    9,068      7,254   150,000     11,402      9,589  150000    14,275     12,461   150,000
    7           21,372   10,296      8,676   150,000     13,390     11,770  150000    17,361     15,741   150,000
    8           25,066   11,434     10,031   150,000     15,395     13,992  150000    20,699     19,296   150,000
    9           28,944   12,477     11,268   150,000     17,412     16,203  150000    24,312     23,103   150,000
   10           33,016   13,416     12,400   150,000     19,433     18,418  150000    28,220     27,205   150,000

   15           56,643   16,309     16,309   150,000     29,369     29,369  150000    53,372     53,372   150,000
   20           86,798   15,131     15,131   150,000     38,082     38,082  150000    92,569     92,569   150,000

  Ages
   60           56,643   16,309     16,309   150,000     29,369     29,369  150000    53,372     53,372   150,000
   65           86,798   15,131     15,131   150,000     38,082     38,082  150000    92,569     92,569   150,000
   70          125,283    6,943      6,943   150,000     43,087     43,087  150000   157,406    157,406   182,591
   75          174,401       0*         0*        0*     39,386     39,386  150000   260,685    260,685   278,933

* In the absence of an additional premium

1) Assumes an annual $2,500 premium is paid at the beginning of each policy year. Values would be different if premiums with a different frequency or in different amounts.

2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this policy to lapse because of insufficient cash value.

--------------------------------------------------------------------------------
THE  HYPOTHETICAL  INVESTMENT  RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR
LESS THAN THOSE  SHOWN AND WILL  DEPEND ON A NUMBER OF  FACTORS,  INCLUDING  THE
INVESTMENT  ALLOCATIONS  MADE  BY  AN  OWNER,  DEATH  BENEFIT  OPTION  SELECTED,
PREVAILING  INTEREST  RATES AND RATES OF  INFLATION.  THE DEATH BENEFIT AND CASH
VALUE FOR A CONTRACT  WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF
RETURN  AVERAGED  0%,  6%, AND 12% OVER A PERIOD OF YEARS,  BUT ALSO  FLUCTUATED
ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL  CONTRACT YEARS. NO REPRESENTATIONS
CAN BE MADE BY AVLIC OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE
ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.



                                  APPLAUSE! II


---------------------------------------------------------------------------------------------------------------------
ILLUSTRATION OF POLICY VALUES
AMERITAS VARIABLE LIFE INSURANCE COMPANY

                                                ENDOWMENT AT AGE 100

Male Issue Age: 45                           Nontobacco                                 Preferred Underwriting Class

                                      PLANNED PERIODIC ANNUAL PREMIUM: $6,000
                                         INITIAL SPECIFIED AMOUNT: $150,000
                                              DEATH BENEFIT OPTION: B

                                 USING CURRENT SCHEDULE OF COST OF INSURANCE RATES

                             0% Hypothetical Gross         6% Hypothetical Gross         12% Hypothetical Gross
                           Annual Investment Return      Annual Investment Return       Annual Investment Return
                                (-1.70% Net)                  ( 4.30% Net)                    (10.30% Net)
                         -----------------------------------------------------------------------------------------------
           Accumulated
 End Of    Premiums At   Accumu-     Cash               Accumu-     Cash              Accumu-     Cash
 Policy    5% Interest    lation  Surrender    Death    lation   Surrender   Death    lation   Surrender    Death
  Year       Per Year     Value     Value     Benefit    Value     Value    Benefit    Value     Value     Benefit
  ----       --------     -----     -----     -------    -----     -----    -------    -----     -----     -------
    1            6,300    5,106      2,678   155,106     5,434      3,016  155,434     5,763      3,345    155,763
    2           12,915   10,173      7,821   160,173    11,151      8,830  161,151    12,170      9,849    162,170
    3           19,860   15,140     12,856   165,140    17,100     14,876  167,100    19,223     16,998    169,223
    4           27,153   20,002     17,777   170,002    23,284     21,156  173,284    26,980     24,852    176,980
    5           34,811   24,755     22,604   174,755    29,706     27,699  179,706    35,508     33,501    185,508
    6           42,852   29,396     27,384   179,396    36,372     34,559  186,372    44,881     43,068    194,881
    7           51,294   33,920     32,039   183,920    43,285     41,665  193,285    55,179     53,559    205,179
    8           60,159   38,324     36,591   188,324    50,452     49,049  200,452    66,493     65,090    216,493
    9           69,467   42,604     40,987   192,604    57,876     56,667  207,876    78,919     77,710    228,919
   10           79,240   46,758     45,252   196,758    65,564     64,548  215,564    92,569     91,553    242,569

   15          135,944   65,536     65,536   215,536   108,191    108,191  258,191   183,852    183,852    333,852
   20          208,315   80,783     80,783   230,783   158,513    158,513  308,513   330,245    330,245    480,245

  Ages
   60          135,944   65,536     65,536   215,536   108,191    108,191  258,191   183,852    183,852    333,852
   65          208,315   80,783     80,783   230,783   158,513    158,513  308,513   330,245    330,245    480,245
   70          300,680   92,779     92,779   242,779   220,162    220,162  370,162   575,046    575,046    725,046
   75          418,564   96,834     96,834   246,834   289,342    289,342  439,342   982,475    982,475  1,132,475

1) Assumes an annual $6,000 premium is paid at the beginning of each policy year. Values would be different if premiums with a different frequency or in different amounts.

2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this policy to lapse because of insufficient cash value.

--------------------------------------------------------------------------------
THE  HYPOTHETICAL  INVESTMENT  RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR
LESS THAN THOSE  SHOWN AND WILL  DEPEND ON A NUMBER OF  FACTORS,  INCLUDING  THE
INVESTMENT  ALLOCATIONS  MADE  BY  AN  OWNER,  DEATH  BENEFIT  OPTION  SELECTED,
PREVAILING  INTEREST  RATES AND RATES OF  INFLATION.  THE DEATH BENEFIT AND CASH
VALUE FOR A CONTRACT  WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF
RETURN  AVERAGED  0%,  6%, AND 12% OVER A PERIOD OF YEARS,  BUT ALSO  FLUCTUATED
ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL  CONTRACT YEARS. NO REPRESENTATIONS
CAN BE MADE BY AVLIC OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE
ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.



                                  APPLAUSE! II

--------------------------------------------------------------------------------
ILLUSTRATION OF POLICY VALUES
AMERITAS VARIABLE LIFE INSURANCE COMPANY

                                               ENDOWMENT AT AGE 100

Male Issue Age: 45                           Nontobacco                                Preferred Underwriting Class

                                      PLANNED PERIODIC ANNUAL PREMIUM: $6,000
                                        INITIAL SPECIFIED AMOUNT: $150,000
                                              DEATH BENEFIT OPTION: B

                            USING MAXIMUM ALLOWABLE SCHEDULE OF COST OF INSURANCE RATES

                             0% Hypothetical Gross         6% Hypothetical Gross         12% Hypothetical Gross
                           Annual Investment Return      Annual Investment Return       Annual Investment Return
                                (-2.15% Net)                  ( 3.85% Net)                    ( 9.85% Net)
                         -----------------------------------------------------------------------------------------------
           Accumulated
 End Of    Premiums At   Accumu-     Cash               Accumu-      Cash             Accumu-     Cash
 Policy    5% Interest    lation  Surrender    Death     lation   Surrender   Death   lation   Surrender    Death
  Year       Per Year     Value     Value     Benefit    Value      Value    Benefit   Value     Value     Benefit
  ----       --------     -----     -----     -------    -----      -----    -------   -----     -----     -------
    1            6,300    5,081      2,663   155,081      5,410      2,992 155,410     5,738      3,320   155,738
    2           12,915    9,765      7,444   159,765     10,723      8,402 160,723    11,721      9,400   161,721
    3           19,860   14,306     12,081   164,306     16,197     13,973 166,197    18,248     16,024   168,248
    4           27,153   18,703     16,575   168,703     21,835     19,707 171,835    25,369     23,241   175,369
    5           34,811   22,954     20,947   172,954     27,636     25,629 177,636    33,137     31,130   183,137
    6           42,852   27,059     25,246   177,059     33,605     31,791 183,605    41,611     39,798   191,611
    7           51,294   31,011     29,391   181,011     39,736     38,116 189,736    50,852     49,232   200,852
    8           60,159   34,802     33,400   184,802     46,025     44,622 196,025    60,922     59,520   210,922
    9           69,467   38,428     37,219   188,428     52,470     51,261 202,470    71,895     70,686   221,895
   10           79,240   41,879     40,863   191,879     59,062     58,046 209,062    83,845     82,829   233,845

   15          135,944   56,272     56,272   206,272     94,052     94,052 244,052   161,549    161,549   311,549
   20          208,315   64,878     64,878   214,878    131,380    131,380 281,380   280,197    280,197   430,197

  Ages

   60          135,944   56,272     56,272   206,272     94,052     94,052 244,052   161,549    161,549   311,549
   65          208,315   64,878     64,878   214,878    131,380    131,380 281,380   280,197    280,197   430,197
   70          300,680   65,294     65,294   215,196    167,965    167,965 317,965   460,272    460,272   610,272
   75          418,564   53,430     53,430   203,311    198,233    198,233 348,233   732,552    732,552   882,552

1) Assumes an annual $6,000 premium is paid at the beginning of each policy year. Values would be different if premiums with a different frequency or in different amounts.

2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this policy to lapse because of insufficient cash value.

--------------------------------------------------------------------------------
THE  HYPOTHETICAL  INVESTMENT  RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR
LESS THAN THOSE  SHOWN AND WILL  DEPEND ON A NUMBER OF  FACTORS,  INCLUDING  THE
INVESTMENT  ALLOCATIONS  MADE  BY  AN  OWNER,  DEATH  BENEFIT  OPTION  SELECTED,
PREVAILING  INTEREST  RATES AND RATES OF  INFLATION.  THE DEATH BENEFIT AND CASH
VALUE FOR A CONTRACT  WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF
RETURN  AVERAGED  0%,  6%, AND 12% OVER A PERIOD OF YEARS,  BUT ALSO  FLUCTUATED
ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL  CONTRACT YEARS. NO REPRESENTATIONS
CAN BE MADE BY AVLIC OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE
ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                  APPLAUSE! II

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

Registrant  makes  the  following   representation   pursuant  to  the  National
Securities Markets Improvements Act of 1996:

Ameritas Variable Life Insurance Company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.


                              RULE 484 UNDERTAKING

AVLIC'S By-laws provide as follows:

The Company shall indemnify any person who was, or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he is or was a director, officer, or employee of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorney's fees, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding to the full extent authorized by the laws of Nebraska.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and wil be governed by the final adjudication of such issue.


                     REPRESENTATION PURSUANT TO RULE 6E-3(T)

This filing is made pursuant to Rules 6c-3 and 6e-3(T) under the Investment Company Act of 1940.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following Papers and Documents:

The facing sheet.
The prospectus consisting of 90 pages.
The undertaking to file reports.
The undertaking pursuant to Rule 484.
Representations pursuant to Rule 6e-3(T).
The signatures.
Written consents of the following:
(a) Russell J. Wiltgen
(b) Donald R. Stading
(c) Deloitte & Touche LLP

The Following Exhibits:

1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2.

     (1)  Resolution   of  the   Board  of   Directors   of  AVLIC   Authorizing
          Establishment of the Account. 1
     (2)  Not applicable.
     (3)  Principal Underwriting Agreement. 1
          (b)  Proposed Form of Selling Agreement. 1
          (c)  Commission Schedule. 1
          (d)  Amendment to Principal Underwriting Agreement. 2
     (4)  Not Applicable.
     (5   (a) Proposed Form of Policy. 2
          (b) Proposed Form of Policy Riders. 3
     (6)  Articles of incorporation of Ameritas Variable Life Insurance Company.
          2
          (b)  Bylaws of Ameritas Variable Life Insurance Company. 4

     (7)  Not applicable.

     (8)  (a) Participation Agreement in the Variable Insurance Products Fund. 2
          (b)  Participation Agreement in the Alger American Fund. 2
          (c)  Participation Agreement in the MFS Variable Insurance Trust. 1
          (d)  Participation  Agreement in the Morgan Stanley  Universal  Funds,
               Inc. 1
          (e)  Participation  Agreement  in the Calvert  Variable  Series,  Inc.
               Ameritas Portfolios. 4
          (f)  Form of  Participation  Agreement in the Calvert Variable Series,
               Inc. Social Portfolios. 6
          (g)  Form of Participation  Agreement in the American Century Variable
               Portfolios, Inc. 6
          (h)  Form  of   Participation   Agreement  in  the  INVESCO   Variable
               Investment Funds, Inc. 6
          (i)  Form of Participation  Agreement in the Salomon Brothers Variable
               Series Funds Inc. 6
          (j)  Form of Participation  Agreement in the Summit Mutual Funds, Inc.
               6
          (k)  Form of  Participation  Agreement  in the Third  Avenue  Variable
               Series Trust. 6
     (9)  Not Applicable.
     (10) Application for Policy. 3
     (11) Code of Ethics.  5
2.   (a)(b) Opinion and Consent of Donald R. Stading.
3. No financial statements will be omitted from the final Prospectus pursuant to Instruction 1(b) or (c) or Part I.
4.   Not applicable.
5.   Not applicable.
6.   (a)(b) Opinion and Consent of Russell J. Wiltgen.
7.   Consent of Deloitte & Touche LLP.
8.   Form  of  Notice  of   Withdrawal   Right  and  Refund   pursuant  to  Rule
     6e-3(T)(b)(13)(viii) under the Investment Company Act of 1940. 2

Footnotes:

1. Incorporated by reference to the initial Registration Statement for Ameritas Variable Life Insurance Company Separate Account V, File No. 333-15585, filed November 5, 1996.
2.   Incorporated   by   reference  to  the   Pre-Effective   Amendment  to  the
     Registration Statement for Ameritas Variable Life Insurance Company Separate Account V, File No. 333-15585, filed January 17, 1997.
3. Incorporated by Reference to Pre-Effective Amendment No. 1 to the Registration Statement for Ameritas Variable Life Insurance Company Separate Account VA-2, File No. 333-36507, filed February 20, 1998.
4. Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement for Ameritas Variable Life Insurance Company Separate Account V, File No. 333-15585, filed August 30, 1999.
5. Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement for Ameritas Variable Life Insurance Company Separate Account V, File No. 333-15585, filed February 29, 2000.
6. Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement for Ameritas Variable Life Insurance Company Separate Account V, File No. 333-14845, filed November 22, 2000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Ameritas Variable Life Insurance Company Separate Account V, certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 8 to the Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and has caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Lincoln, County of Lancaster, State of Nebraska on this 27th day of February, 2001.


                                        AMERITAS VARIABLE LIFE INSURANCE COMPANY
                                                  SEPARATE ACCOUNT V, Registrant

                             AMERITAS VARIABLE LIFE INSURANCE COMPANY, Depositor

                                            By:   Lawrence J. Arth *
                                               -------------------------------
                                                  Chairman of the Board


As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on February 27, 2001.

         SIGNATURE                             TITLE

    Lawrence J. Arth *        Director, Chairman of the Board and Chief
----------------------        Executive Officer
    Lawrence J. Arth

    William J. Atherton *     Director, President and Chief Operating Officer
-------------------------
    William J. Atherton

    Kenneth C. Louis *        Director, Executive Vice President
----------------------
    Kenneth C. Louis

    Gary R. McPhail *        Director, Executive Vice President
---------------------
    Gary R. McPhail

    Thomas C. Godlasky *     Director, Senior Vice President and
------------------------     Chief Investment Officer
    Thomas C. Godlasky

    JoAnn M. Martin *        Director, Vice President and
---------------------        Chief Financial Officer
    JoAnn M. Martin

    Michael G. Fraizer *     Director
------------------------
    Michael G. Fraizer

    Robert C. Barth *        Controller (PRINCIPAL ACCOUNTING OFFICER)
----------------------
    Robert C. Barth

    William W. Lester *      Treasurer (PRINCIPAL FINANCIAL OFFICER)
-----------------------
    William W. Lester

/s/ Donald R. Stading        Secretary and General Counsel
-------------------------
    Donald R. Stading

* Signed by Donald R. Stading under Powers of Attorney executed effective as of January 25, 2001.

                                  EXHIBIT INDEX

EXHIBIT


2.   (a)(b) Opinion and Consent of Donald R. Stading

6.   (a)(b) Opinion and Consent of Russell J. Wiltgen.

7.   Consent of Deloitte & Touche LLP.